                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                SCHEDULE 13E - 3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                           HILCOAST DEVELOPMENT CORP.
                                (Name of Issuer)


                           HILCOAST DEVELOPMENT CORP.
                             FLA ACQUISITION CORP.
                      (Name of Person(s) Filing Statement)

                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                         (Title of Class of Securities)

                                   431313105
                     (CUSIP Number of Class of Securities)

                                                                       Copy to:                         Copy to:
       JACK JAIVEN                    H. IRWIN LEVY             BRUCE E. MACDONOUGH, ESQ.            KLAUS EPPLER, ESQ.
Hilcoast Development Corp.         FLA Acquisition Corp.       Greenberg, Traurig, Hoffman,         Proskauer Rose Goetz
     19146 Lyons Road             100 Century Boulevard       Lipoff, Rosen & Quentel, P.A.           & Mendelsohn LLP
Boca Raton, Florida 33434    West Palm Beach, Florida 33487        1221 Brickell Avenue                1585 Broadway
Telephone: (561) 487-8845      Telephone: (561) 640-3100           Miami, Florida 33131           New York, New York 10036
                                                                Telephone: (305) 579-0500        Telephone: (212) 969-3000
                                                                Facsimile: (305) 579-0717        Facsimile: (212) 969-2900
---------------------------------------------------------------------------------------------------------------------------

      (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

       This Statement is filed in connection with (check the appropriate box):

       a.     [X]    The filing of solicitation materials or an information
                     statement subject to Regulation 14A, Regulation 14C or Rule
                     13e-3(c) under the Securities Exchange Act of 1934.


       b.     [ ]    The filing of a registration statement under the Securities
                     Act of 1933.

       c.     [ ]    A tender offer.

       d.     [ ]    None of the above.

Check the following box if the solicitation materials or information statement referred to in checking box (a) are preliminary copies: [X]

                           Calculation of Filing Fee

      Transaction Valuation(1)                   Amount of Filing Fee
             $6,722,906                               $1,345.00

(1) Solely for purposes of calculating the filing fee, the transaction value is based upon (i) the conversion of each of the 942,651 outstanding shares of Common Stock not owned by FLA Acquisition Corp. into the right to receive $6.00 from FLA Acquisition Corp. and (ii) the payment by FLA Acquisition Corp. to the holders of outstanding options to purchase 315,000 shares of Common Stock of an amount equal to the difference between $6.00 and the exercise price for each such option, in settlement of such options. The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended (the "Act"), equals 1/50th of one percentum of the aggregate proposed cash payment to the holders of the Common Stock and options.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $1,345.00
Form or registration no.: Preliminary Proxy Statement - Schedule 14A
Filing Party:  Hilcoast Development Corp.
Date Filed:  The indicated filing is being made of even date herewith with this transmission.

       This Rule 13E-3 Statement (the "Statement") relates to an Agreement and Plan of Merger dated as of November 21, 1996 (the "Merger Agreement") among Hilcoast Development Corp., a Delaware corporation (the "Company"), and FLA Acquisition Corp., a Delaware corporation ("Mergerco"), pursuant to which, among other things, (a) Mergerco will be merged with and into the Company with the Company being the surviving corporation (the "Surviving Corporation"), (b) each outstanding share (each such share being referred to herein as a "Share" and collectively, the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company (except those Shares held by the Company as treasury stock, owned by Mergerco or held by persons who perfect their dissenters' rights under Delaware law) will be converted into the right to receive $6.00 in cash, without interest, (c) each outstanding Share held by Mergerco will be canceled without consideration, and (d) each outstanding share of Mergerco common stock will be converted into one share of common stock of the Surviving Corporation. H. Irwin Levy is the Company's Chairman of the Board, Chief Executive Officer and largest stockholder. Maurice A. Halperin and Barry
S. Halperin (together, "Messrs. Halperin") are the next largest stockholders of the Company. Mr. Levy and Messrs. Halperin have formed Mergerco and, upon its initial capitalization, will be all of the stockholders of and will control Mergerco. This Statement is being filed by the Company and Mergerco.

       A copy of the Company's Preliminary Proxy Statement filed with the Securities and Exchange Commission contemporaneously herewith in connection with the Company's special meeting of stockholders called for the purpose of considering and voting upon the proposal to approve and adopt the Merger Agreement (the "Preliminary Proxy Statement") is attached hereto as Exhibit
(d)(1). The cross reference sheet below is being supplied pursuant to Instruction F to Schedule 13E-3 and shows the location in the Preliminary Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Preliminary Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference

                             CROSS REFERENCE SHEET


   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------
 Item 1(a) . . . . . . . . . . . .    *
 Item 1(b) . . . . . . . . . . . .    Outside Front Cover Page, "SUMMARY - Market Price of the
                                      Company's Common Stock" and "MARKET FOR THE COMPANY'S COMMON
                                      STOCK AND RELATED STOCKHOLDER MATTERS"
 Item 1(c) . . . . . . . . . . . .    "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER
                                      MATTERS"
 Item 1(d) . . . . . . . . . . . .    "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER
                                      MATTERS" and "SELECTED FINANCIAL DATA"
 Item 1(e) . . . . . . . . . . . .    **
 Item 1(f) . . . . . . . . . . . .    "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING
                                      MESSRS. HALPERIN"
 Item 2(a)-(g) . . . . . . . . . .    "INFORMATION CONCERNING MERGERCO,"
                                      "INFORMATION CONCERNING MR. LEVY" and
                                      "INFORMATION CONCERNING MESSRS. HALPERIN"
 Item 3(a)(1)  . . . . . . . . . .    "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS.
                                      HALPERIN"
 Item 3(a)(2)  . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Merger Agreement,"
                                      "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT"
                                      and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"


   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------

 Item 3(b) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "GENERAL INFORMATION -- Voting at
                                      the Meeting; Required Vote," "SUMMARY - Vote Required," "SUMMARY --
                                      Merger Agreement," "SUMMARY -- Interests of Certain Persons in the
                                      Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL
                                      FACTORS -- Interests of Certain Persons in the Merger," "SPECIAL
                                      FACTORS - Mergerco's Reasons for the Merger," "INFORMATION CONCERNING
                                      MERGERCO," "INFORMATION CONCERNING MR. LEVY," and "INFORMATION
                                      CONCERNING MESSRS. HALPERIN."
 Item 4(a) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Merger Agreement,"
                                      "THE MERGER AGREEMENT" and EXHIBIT A - "AGREEMENT AND PLAN OF MERGER"
 Item 4(b) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Certain Effects of
                                      the Merger," "SUMMARY -- Interests of Certain Persons in the Merger,"
                                      "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS --
                                      Certain Effects of the Merger," "SPECIAL FACTORS -- Interests of
                                      Certain Persons in the Merger," "THE MERGER AGREEMENT," "INFORMATION
                                      CONCERNING MERGERCO" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"
 Item 5(a)-(g) . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Certain Effects of
                                      the Merger," "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Plans for the Company
                                      After the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger,"
                                      "SPECIAL FACTORS - Mergerco's Reasons for the Merger," "THE MERGER
                                      AGREEMENT - Directors and Officers of the Company Following the
                                      Merger; Certificate of Incorporation," "FINANCING OF THE MERGER" and
                                      EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"
 Item 6(a)-(c) . . . . . . . . . .    "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS -- Plans for
                                      the Company After the Merger," "THE MERGER AGREEMENT -- Fees and Expenses,"
                                      "FINANCING OF THE MERGER" and "FEES AND EXPENSES."
 Item 6(d) . . . . . . . . . . . .    **
 Item 7(a) and (c) . . . . . . . .    "SUMMARY -- Certain Effects of the Merger," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- "Mergerco's Reasons for
                                      the Merger" and "SPECIAL FACTORS -- Certain Effects of the Merger"
 Item 7(b) . . . . . . . . . . . .    "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS --
                                      Recommendation of the Special Committee and Board of Directors;
                                      Fairness of the Merger" and "SPECIAL FACTORS - Opinion of Financial
                                      Advisor"

   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------

 Item 7(d) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Certain Effects of
                                      the Merger," "SUMMARY -- Interests of Certain Persons in the Merger,"
                                      "SUMMARY -- Federal Income Tax Consequences," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for
                                      the Merger," "SPECIAL FACTORS -- Plans for the Company After the
                                      Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL
                                      FACTORS - Interests of Certain Persons in the Merger," "FEDERAL INCOME
                                      TAX CONSEQUENCES OF THE MERGER TO THE COMPANY'S STOCKHOLDERS," "THE
                                      MERGER AGREEMENT,"  "FINANCING OF THE MERGER," "INFORMATION AS TO
                                      STOCK OWNERSHIP," and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"
 Item 8(a)-(b) . . . . . . . . . .    "SUMMARY -- Recommendation of the Special Committee and Board of
                                      Directors," "SPECIAL FACTORS -- Position of Mr. Levy and Messrs. Halperin
                                      Regarding Fairness of the Merger," "SPECIAL FACTORS -- Background of the
                                      Merger," "SPECIAL FACTORS -- Recommendation of the Special Committee and
                                      Board of Directors; Fairness of the Merger"
 Item 8(c) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Vote Required,"
                                      "GENERAL INFORMATION -- Voting at the Meeting; Required Vote,"
                                      "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT --
                                      Conditions, Representations and Covenants,"  and EXHIBIT A --
                                      "AGREEMENT AND PLAN OF MERGER"
 Item 8(d) . . . . . . . . . . . .    "SUMMARY -- Recommendation of the Special Committee and Board of
                                      Directors," "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Recommendation of the
                                      Special Committee and Board of Directors; Fairness of the Merger,"
                                      "SPECIAL FACTORS - Opinion of Financial Advisor" and EXHIBIT B --
                                      "OPINION OF PATRICOF AND CO. CAPITAL CORP."
 Item 8(e) . . . . . . . . . . . .    "SUMMARY -- Recommendation of the Special Committee and Board of
                                      Directors" "SPECIAL FACTORS -- Background of the Merger," and "SPECIAL
                                      FACTORS -- Recommendation of the Special Committee and Board of
                                      Directors; Fairness of the Merger"
 Item 8(f) . . . . . . . . . . . .    **
 Item 9(a)-(c) . . . . . . . . . .    "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Opinion of Financial
                                      Advisor," "CERTAIN PROJECTIONS" and EXHIBIT B -- "OPINION OF PATRICOF&
                                      CO. CAPITAL CORP."
 Item 10(a)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY - Vote Required,"
                                      "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY -
                                      Conditions to the Merger; Termination," "GENERAL INFORMATION - Voting
                                      at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the
                                      Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger,"
                                      "SPECIAL FACTORS -- Interests of Certain Persons in the Merger,"
                                      "INFORMATION CONCERNING MERGERCO" and "INFORMATION AS TO STOCK
                                      OWNERSHIP"
 Item 10(b)  . . . . . . . . . . .    **

   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------

 Item 11 . . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Vote Required,"
                                      "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain
                                      Persons in the Merger," "SUMMARY -- Financing of the Merger," "GENERAL
                                      INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL
                                      FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's
                                      Reasons for the Merger," "SPECIAL FACTORS -- Plans for the Company
                                      After the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in
                                      the Merger," "FINANCING OF THE MERGER," "INFORMATION CONCERNING MERGERCO"
                                      and "INFORMATION AS TO STOCK OWNERSHIP"
 Item 12(a)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Vote Required,"
                                      "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain
                                      Persons in the Merger," "GENERAL INFORMATION - Voting at the Meeting;
                                      Required Vote," "SPECIAL FACTORS -- Background of the Merger,"
                                      "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL
                                      FACTORS -- Interests of Certain Persons in the Merger," "THE MERGER
                                      AGREEMENT," "INFORMATION CONCERNING MERGERCO," "FINANCING OF THE MERGER,"
                                      "INFORMATION AS TO STOCK OWNERSHIP" and EXHIBIT A -- "AGREEMENT AND
                                      PLAN OF MERGER"
 Item 12(b)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Recommendation of the
                                      Special Committee and Board of Directors," "SPECIAL FACTORS --
                                      Recommendation of the Special Committee and Board of Directors;
                                      Fairness of the Merger" and "SPECIAL FACTORS -- Position of Mr. Levy
                                      and Messrs. Halperin Regarding Fairness of the Merger."
 Item 13(a)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Dissenters' Rights,"
                                      "RIGHTS OF DISSENTING STOCKHOLDERS" and EXHIBIT C -- "SECTION 262 OF
                                      THE DELAWARE GENERAL CORPORATION LAW"
 Item 13(b)-(c)  . . . . . . . . .    **
 Item 14(a)  . . . . . . . . . . .    "SELECTED FINANCIAL DATA," "INCORPORATION OF CERTAIN DOCUMENTS BY
                                      REFERENCE" and "INDEPENDENT PUBLIC ACCOUNTANTS"
 Item 14(b)  . . . . . . . . . . .    **
 Item 15(a)  . . . . . . . . . . .    "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS - Plans for the
                                      Company After the Merger" and "FINANCING OF THE MERGER"
 Item 15(b)  . . . . . . . . . . .    "GENERAL INFORMATION -- Proxies"
 Item 16 . . . . . . . . . . . . .    Preliminary Proxy Statement
 Item 17 . . . . . . . . . . . . .    *

------------------
 *Information is contained in this Statement
**Not applicable

ITEM 1.       ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

       (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is the Company. The address of the Company's principal executive offices is 19146 Lyons Road, Boca Raton, Florida 33434.

       (b) The information set forth on the Outside Front Cover Page and in "SUMMARY - Market Price of the Company's Common Stock" and "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS" of the Preliminary Proxy Statement is incorporated herein by reference.

       (c) The information set forth in "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d) The information set forth in "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS" and "SELECTED FINANCIAL DATA" of the Preliminary Proxy Statement is incorporated herein by reference.

       (e)    Not applicable.

       (f) The information set forth in "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS. HALPERIN" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 2.       IDENTITY AND BACKGROUND.

       (a)-(g) This statement is being filed by the Company, the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction, and by Mergerco. The information set forth in "INFORMATION CONCERNING MERGERCO," "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS. HALPERIN" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 3.       PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.


       (a)(1) The information set forth in "INFORMATION CONCERNING MERGERCO," "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS. HALPERIN" of the Preliminary Proxy Statement is incorporated herein by reference.

       (a)(2) The information, set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Merger Agreement," "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth on the Outside and Inside Front Cover Pages and in "GENERAL INFORMATION -- Voting at the Meeting; Required Vote," "SUMMARY - Vote Required," "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Mergerco's Reasons for the Merger," "INFORMATION CONCERNING MERGERCO,"

"INFORMATION CONCERNING MR. LEVY," and "INFORMATION CONCERNING MESSRS. HALPERIN," of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 4.       TERMS OF THE TRANSACTION.

       (a) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Merger Agreement," "THE MERGER AGREEMENT" and EXHIBIT A
- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Certain Effects of the Merger," "SUMMARY -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "THE MERGER AGREEMENT," "INFORMATION CONCERNING MERGERCO" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference


ITEM 5.       PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

       (a)-(g) The information act forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Certain Effects of the Merger," "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL FACTORS - Mergerco's Reasons for the Merger," "THE MERGER AGREEMENT - Directors and Officers of the Company Following the Merger; Certificate of Incorporation," "FINANCING OF THE MERGER" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 6.       SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

       (a)-(c) The information set forth in "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "THE MERGER AGREEMENT -- Fees and Expenses," "FINANCING OF THE MERGER" and "FEES AND EXPENSES" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d)    Not applicable


ITEM 7.       PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

       (a) and (c) The information set forth in "SUMMARY -- Certain Effects of the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- "Mergerco's Reasons for the Merger" and "SPECIAL FACTORS -- Certain Effects of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" and "SPECIAL FACTORS - Opinion of Financial Advisor" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Certain

Effects of the Merger," "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY -- Federal Income Tax Consequences," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," "FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO THE COMPANY'S STOCKHOLDERS," "THE MERGER AGREEMENT," "FINANCING OF THE MERGER," "INFORMATION AS TO STOCK OWNERSHIP," and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 8.       FAIRNESS OF THE TRANSACTION.

       (a) -- (b) The information set forth in "SUMMARY -- Recommendation of the Special Committee and Board of Directors," "SPECIAL FACTORS -- Position of
Mr. Levy and Messrs. Halperin Regarding Fairness of the Merger," "SPECIAL FACTORS -- Background of the Merger," and "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.

       (c) The information set forth on the Outside and Inside Front Cover Page and in "SUMMARY -- Vote Required," "GENERAL INFORMATION -- Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT -- Conditions, Representations and Covenants," and
EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d) The information set forth in "SUMMARY -- Recommendation of the Special Committee and Board of Directors," "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger," "SPECIAL FACTORS - Opinion of Financial Advisor" and EXHIBIT B -- "OPINION OF PATRICOF AND CO. CAPITAL CORP." of the Preliminary Proxy Statement is incorporated herein by reference.

       (e) The information set forth in "SUMMARY -- Recommendation of the Special Committee and Board of Directors" "SPECIAL FACTORS -- Background of the Merger," and "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.

       (f) Not applicable.


ITEM 9.       REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

       (a) -- (c) The information set forth in "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Opinion of Financial Advisor," "CERTAIN PROJECTIONS" and EXHIBIT B -- "OPINION OF PATRICOF& CO. CAPITAL CORP." of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 10.      INTEREST IN SECURITIES OF THE ISSUER.

       (a) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY - Vote Required," "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY - Conditions to the Merger; Termination," "GENERAL INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "INFORMATION CONCERNING MERGERCO" and "INFORMATION AS TO STOCK OWNERSHIP" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) Not applicable.


ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

       The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Vote Required," "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY -- Financing of the Merger," "GENERAL INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "FINANCING OF THE MERGER," "INFORMATION CONCERNING MERGERCO" and "INFORMATION AS TO STOCK OWNERSHIP" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

       (a) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Vote Required," "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS -- Background of the Merger," "GENERAL INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "THE MERGER AGREEMENT," "INFORMATION CONCERNING MERGERCO," "FINANCING OF THE MERGER," "INFORMATION AS TO STOCK OWNERSHIP" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference

       (b) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Recommendation of the Special Committee and Board of Directors," "SPECIAL FACTORS -- Position of Mr. Levy and Messrs. Halperin Regarding Fairness of the Merger," and "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 13.      OTHER PROVISIONS OF THE TRANSACTION.

       (a) The information set forth on the Outside and Inside Front Cover Pages, and in "SUMMARY -- Dissenters' Rights," "RIGHTS OF DISSENTING STOCKHOLDERS" and EXHIBIT C -- "SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) -- (c) Not applicable.


ITEM 14.      FINANCIAL INFORMATION.

       (a) The information set forth in "SELECTED FINANCIAL DATA," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "INDEPENDENT PUBLIC ACCOUNTANTS" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) Not Applicable.

ITEM 15.PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

       (a) The information set forth in "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS - Plans for the Company After the Merger" and "FINANCING OF THE MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "GENERAL INFORMATION - Proxies" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 16.      ADDITIONAL INFORMATION.

       The information set forth in the Preliminary Proxy Statement is incorporated herein by reference in its entirety.


ITEM 17.      MATERIALS TO BE FILED AS EXHIBITS.

       (a)    Commitment Letter dated September 3, 1996 to H. Irwin Levy from
              Island National Bank and Trust Company.

       (b)(1) Opinion of Patricof & Co. Capital Corp. (attached as Exhibit B to the Preliminary Proxy Statement).

       (b)(2) Report of Patricof & Co. Capital Corp.

       (c) Agreement and Plan of Merger dated as of November 25, 1996 among the Company and FLA Acquisition Corp. (attached as Exhibit A to the Preliminary Proxy Statement).

       (d)(1) Preliminary Proxy Statement filed November 25, 1996.

       (d)(2) Notice of Special Meeting of Stockholders (included in the
              Preliminary Proxy Statement).

       (d)(3) Proxy Card.

       (d)(4) Press Release issued by the Company on August 12, 1996.

       (e)    Text of Section 262 of the Delaware General Corporation Law
              (attached as Exhibit C to the Preliminary Proxy Statement).

       (f)    Not Applicable.

                                   SIGNATURE

       After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                      HILCOAST DEVELOPMENT CORP.



Date:   November 21, 1996             By: /s/ Jack Jaiven
                                         -----------------------------------
                                         Jack Jaiven, Executive Vice President
                                                    and Chief Financial Officer

                                   SIGNATURE

       After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       FLA ACQUISITION CORP.



Date:   November 21, 1996              By: /s/ H. Irwin Levy
                                          -------------------------------------
                                          H. Irwin Levy, President

                               INDEX TO EXHIBITS


     EXHIBIT                             DESCRIPTION
     NUMBER                              -----------
     -------

       (a) Commitment Letter dated September 3, 1996 to H. Irwin Levy from Island National Bank and Trust Company.*
     (b)(1) Opinion of Patricof & Co. Capital Corp. (attached as Exhibit B to the Preliminary Proxy Statement).*
     (b)(2)      Report of Patricof & Co. Capital Corp. dated October 28, 1996.*
       (c) Agreement and Plan of Merger dated as of November 21, 1996 among the Company and FLA Acquisition Corp. (attached as
                 Exhibit A to the Preliminary Proxy Statement).*
     (d)(1)      Preliminary Proxy Statement filed November 21, 1996.*
     (d)(2)      Notice of Special Meeting of Stockholders (included in the
                 Preliminary Proxy Statement).*
     (d)(3)      Proxy Card.*
     (d)(4)      Press Release issued by the Company on August 12, 1996.
       (e)       Text of Section 262 of the Delaware General Corporation Law
                 (attached as Exhibit C to the Preliminary Proxy Statement).*

----------------------
 * Filed herewith.

                                                                    EXHIBIT (a)


                                ISLAND NATIONAL

                             BANK AND TRUST COMPANY



September 3, 1996

Mr. H. Irwin Levy
900 North Lake Way
Palm Beach, FL  33480

Dear Mr. Levy:

I am pleased to inform you that Island National Bank and Trust Company approved your loan request, subject to the terms and conditions outlined below:

         Borrower:                H. Irwin Levy.

         Loan Amount:             $3,500,000.00 (Three Million Five
                                  Hundred Thousand and No/100 Dollars).

         Term:                    2 years.

         Pricing:                 Wall Street Journal Prime, adjusted
                                  daily, with a $17,500 fee.

                                             OR

                                  8.50%, with a $8,750 fee.  [approved
                                  /s/ HIL]

         Amortization:            Interest only, payable monthly.  All
                                  unpaid principal and interest will be
                                  due and payable two years from closing.

         Collateral:              700,000 shares of CV Reit common stock
                                  held by Island Investment Services, with
                                  a minimum value of $7,000,000.00.  Island
                                  National Bank will require additional
                                  collateral if the aggregate value of the
                                  collateral drops below $5,000,000.

Mr. Levy, we are very pleased to offer you this facility and hope that it will become an integral component of a substantial personal banking services relationship. If these terms are acceptable, please indicate your approval and pricing option. Once we receive your approval, we will make the necessary arrangements for an out of state closing at your earliest convenience.

Once again, thank you for this opportunity. If you have any questions regarding this commitment, please do not hesitate to call.

Sincerely,

/s/ William P. Lloyd Jr.
William P. Lloyd Jr.
Vice President

cc:      James B. Meany, Senior Loan Officer
         E. Anthony Newton, President

Agreed to this 3rd day of Sept, 1996


/s/ H. Irwin Levy
H. Irwin Levy

                                                                  EXHIBIT (b)(1)


                                                                  PATRICOF & CO





November 12, 1996



Independent Directors Committee
Hilcoast Development Corp.
c/o Bernard Green, Chairman
19146 Lyons Road
Boca Raton, FL 33434

Patricof & Co.
Capital Corp.
445 Park Avenue
New York, NY 10022
Tel 212-935-5151
Fax 212-832-6946

Gentlemen:

In September 1996, Patricof & Co. Capital Corp. ("Patricof") was engaged by your committee to determine the fairness from a financial point of view of a transaction (the "Proposed Transaction") to the "Public Shareholders" (all of the shareholders other than Mr. H. Irwin Levy or persons or affiliates of such persons joining with Mr. Levy) of Hilcoast Development Corp. ("Hilcoast" or "the Company"). The Proposed Transaction contemplates a merger of Hilcoast and a newly formed corporation in which each of Hilcoast's outstanding shares of common stock would be converted into $6.00 in cash. As part of its engagement, Patricof undertook to provide such additional assistance to your committee as the committee might reasonably request including advice respecting alternatives available to the Company other than the Proposed Transaction.


I.    Procedures Followed

In connection with our analysis and as a basis for forming our opinion, we have reviewed and analyzed such information as we considered relevant. No limitations were placed upon the scope of our inquiry which included but was not limited to the following:

                                                                      EXHIBIT B


                                                                  PATRICOF & CO





November 12, 1996



Independent Directors Committee
Hilcoast Development Corp.
c/o Bernard Green, Chairman
19146 Lyons Road
Boca Raton, FL 33434

Patricof & Co.
Capital Corp.
445 Park Avenue
New York, NY 10022
Tel 212-935-5151
Fax 212-832-6946

Gentlemen:

In September 1996, Patricof & Co. Capital Corp. ("Patricof") was engaged by your committee to determine the fairness from a financial point of view of a transaction (the "Proposed Transaction") to the "Public Shareholders" (all of the shareholders other than Mr. H. Irwin Levy or persons or affiliates of such persons joining with Mr. Levy) of Hilcoast Development Corp. ("Hilcoast" or "the Company"). The Proposed Transaction contemplates a merger of Hilcoast and a newly formed corporation in which each of Hilcoast's outstanding shares of common stock would be converted into $6.00 in cash. As part of its engagement, Patricof undertook to provide such additional assistance to your committee as the committee might reasonably request including advice respecting alternatives available to the Company other than the Proposed Transaction.


I.    Procedures Followed

In connection with our analysis and as a basis for forming our opinion, we have reviewed and analyzed such information as we considered relevant. No limitations were placed upon the scope of our inquiry which included but was not limited to the following:

                                                                  PATRICOF & CO
Independent Directors Committee
Hilcoast Development Corporation
c/o Bernard Green, Chairman
November 12, 1996
Page 2



      A.   Documents Consulted and Data Reviewed

      1. Filings made or to be made with the Securities and Exchange Commission, including Hilcoast's Annual Report on Form 10-K for the fiscal years 1993-1996, the Company's fiscal year 1995 Annual Meeting Proxy Statement, its 1992 Spin-off Prospectus, and a draft Merger Agreement, and draft Proxy Statement both prepared for the purpose of completing the Proposed Transaction.

      2. Securities and Exchange Commission filings of companies used for comparative purposes.

      3. A variety of agreements to which Hilcoast and its affiliates are parties, including the Company's 1992 and 1995 stock option plans, its Restated Loan Agreement dated July 31, 1992, its $3.0 million Promissory Note dated September 30, 1993; its $2.5 million Future Advance Promissory Note dated September 15, 1994 and extension letters thereto; its $4.0 million Promissory Note dated August 11, 1995 and extension letters thereto; its $2.1 million Promissory Note dated August 18, 1992 and related documents; its $750,000 Note to H. Irwin Levy dated September 15, 1994 and extension letters thereto; and officers severance agreements dated September 18, 1992.

      4. Other Company related documents including historic, current and projected financial statements, the Century Village Offering Circular for Plymouth Condominium III, Hilcoast's board of directors minutes, September 26, 1994 to August 9, 1996, and a Lawyers Representation Letter from Cobb, Cole & Bell.

      5. Data on stock market, industry and region specific economic factors relevant to Patricof's engagement hereunder.

      B.   Facilities Visited

      We visited Hilcoast's headquarters in Pembroke Pines, Florida and inspected a variety of condominium units and facilities there, and visited its Glen Abbey project in Volusia County, Florida.

      C.   Persons Contacted

      1. Hilcoast Personnel: We interviewed the Company's Chairman/chief executive officer, its President/chief operating officer; its Executive Vice President/Treasurer/chief

                                                                  PATRICOF & CO

Independent Directors Committee
Hilcoast Development Corporation
c/o Bernard Green, Chairman
November 12, 1996
Page 3


      financial officer, its Vice President/marketing, Vice
      President/construction, and the Manager of the Glen Abbey project.

      2. Non-Hilcoast Personnel: We spent time with the Company's independent director, and members of the law firm involved in preparing the documentation for the Proposed Transaction.

      3. Other Persons: We had telephone conversations with executives of certain of the companies that were included in our market check.


II.   Factors Considered and Alternative Approaches

      A. In arriving at our conclusion we considered, among other elements, the Company's history, its current and prospective business operations, litigation affecting the Company, its historic, current and projected financial condition, public trading in its common stock and stock market, industry and region specific factors. We made numerous financial and operating comparisons between Hilcoast, and a group of public companies that could be used for comparative purposes, determined the investor appraisal ratios accorded the common stocks of those comparative companies, considered publicly available comparative transactions and performed discounted cash flow analyses based upon alternative sets of assumptions.

      B. In arriving at our conclusion, we utilized a variety of analytical approaches, including comparative company analysis, comparative transaction analysis and discounted cash flow analysis.


III.  Market Check

      We solicited a variety of residential home builders with operations in Florida for the purpose of eliciting proposals alternative to the Proposed Transaction.


IV.   Assumptions and Limitations

      A. We have relied on, and assumed without independent verification, the accuracy and completeness of the financial and other information contained in publicly available sources or provided to us orally or in writing by the Company, its officers, directors, employees, agents, counsel, and others.

                                                                   PATRICOF & CO

Independent Directors Committee
Hilcoast Development Corporation
c/o Bernard Green, Chairman
November 12, 1996
Page 4


      B. We have assumed that the information supplied to us by the persons described in paragraph A hereof represented good faith efforts to describe the operations and financial condition of Hilcoast and its affiliates.

      C. We have not undertaken any independent appraisal of the assets or liabilities of the Company or its affiliates, nor, other than stated herein, reviewed such companies' books, or made inquiries of its suppliers, competitors, creditors, or of the residents at Century Village-Pembroke Pines.

      D. We express no opinion as to any tax consequences of the Proposed Transaction.

      E. We have assumed that the final documents in the Proposed Transaction will contain data substantially similar to that previously supplied to us.

      F. This letter is furnished to you solely in connection with the engagement described in the engagement letter, and its use is limited to the purposes set forth in paragraph 4 of that letter.


V.    Conclusion

Based upon the foregoing, and subject to the assumptions and limitations set forth in Section IV hereof, and effective only as of the date of this letter, we are of the opinion that the terms to be offered in the Proposed Transaction are fair to the Company's Public Shareholders from a financial point of view.

Very truly yours,



PATRICOF & CO. CAPITAL CORP.

                                                                   EXHIBIT(b)(2)


                          CONFIDENTIAL PRESENTATION

                                     TO


                           THE BOARD OF DIRECTORS

                                     OF

                         HILCOAST DEVELOPMENT CORP.




                        Patricof & Co. Capital Corp.

                              November 12, 1996

Patricof & Co. Capital Corp.





   TABLE OF CONTENTS

   1.   Transaction Overview .........................................  1

   2.   General Observations Concerning Hilcoast Development Corp.....  5

   3.   Economic, Industry and Regional Outlook ......................  8

   4.   Principal Litigation ......................................... 10

   5.   Valuation  and Other Analysis ................................ 11

   6.   Comparative Company Valuation ................................ 12

   7.   Discounted Cash Flow Valuation ............................... 17

   8.   Break Up and Liquidation Valuation ........................... 26

   9.   Comparative Transactions Analysis ............................ 27

   10.  Valuation Conclusion ......................................... 34

   11.  Market Check ................................................. 35


   APPENDICES
   A.   Comparative Company Valuation Analysis

   B.   Discounted Cash Flow Analysis - Case A

   C.   Discounted Cash Flow Analysis - Case B

   D.   Comparative Going Private Transactions Data

   E.   Pre Announcement Trading

   F.   Market Check Letter

   G.   Fairness Opinion Letter



Hilcoast Development Corp.              i                          Confidential

Patricof & Co. Capital Corp.





                                   PREFACE




    This report has been prepared by Patricof & Co. Capital Corp. ("Patricof") in connection with Patricof's opinion to be rendered to the Independent Directors Committee of the Board of Directors of Hilcoast Development Corp. ("Hilcoast" or the "Company") as to the fairness from a financial point of view of the Proposed Transaction, described herein, to the Company's Public Shareholders, also described herein. The material in this report and all analyses contained herein are confidential and are solely for the use of the Independent Directors Committee and its advisors and Hilcoast's board of directors. Any publication or use of this material or the analyses contained herein without the express written consent of Patricof is strictly prohibited.

    In the course of our activities as financial advisor, Patricof received and reviewed business and financial information on Hilcoast developed by Hilcoast and held discussions with the management of Hilcoast and with others regarding this information. In connection with the analyses contained herein, we have not independently verified the accuracy of any such information and have relied on all such information as being complete and accurate in all material respects. In addition, we have not obtained any independent appraisal of Hilcoast's properties or assets.

    Patricof has employed several analytical methodologies herein and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and limitations, and the nature of the available information may further affect the value of particular techniques. Our conclusion is based on all the analyses and factors presented herein taken as a whole and also on application of our experience. Such conclusion often involves significant elements of judgment and qualitative as well as quantitative analysis. Hence, we express no opinion as to the probative force standing alone, of any one or more parts of the material that follows. Our only opinion is the formal written opinion that we have expressed or will express as to the fairness from a financial point of view of the consideration being paid in the transaction. The opinion, the analyses contained herein and all conclusions drawn from such analyses are necessarily based upon market, economic and other conditions that exist and can be evaluated as of the date of this presentation, and on information available to us as of the date hereof.





Hilcoast Development Corp.             ii                          Confidential

Patricof & Co. Capital Corp.



                              TRANSACTION OVERVIEW




    The Board of Directors of the Hilcoast Development Corp. ("Hilcoast" or the "Company") has received an unsolicited proposal from H. Irwin Levy, Chairman of the Board of Directors and Chief Executive Officer of the Company, contemplating a merger of Hilcoast and a newly formed acquisition company to be organized by Mr. Levy and proposed to be funded by or through him and his affiliates and another shareholder group, pursuant to which each of Hilcoast's outstanding shares of common stock would be converted into $6.00 cash (the "Proposed Transaction"). An independent directors committee of the board of directors of the Company (the "Committee"), formed as a result of the Proposed Transaction, seeks an opinion (the "Opinion") that the terms of the Proposed Transaction are fair to the Company's Public Shareholders, as defined below, from a financial point of view. Patricof has agreed to undertake a determination of the Proposed Transaction's fairness from a financial point of view to the Public Shareholders and to provide such additional assistance to the Committee as it may reasonably request (including advice with respect to alternatives available to the Company other than the Proposed Transaction). For the purposes of this engagement, Public Shareholders shall mean all shareholders other than Mr. Levy, affiliates of Mr. Levy, or persons or affiliates of such persons joining with Mr. Levy for purposes of completing the Proposed Transaction.





Hilcoast Development Corp.             1                           Confidential

Patricof & Co. Capital Corp.




                             PATRICOF DUE DILIGENCE

                              PERSONS INTERVIEWED






Hilcoast Development Corp.
--------------------------
H. Irwin Levy                                      Chairman of the Board and CEO
Michael S. Rubin                                        President, COO, Director
Jack Jaiven                                     EVP, CFO, Treasurer and Director
Michael A. Rich                                                     VP/Marketing
James A. Geddes                                                  VP/Construction
Bernard R. Green                                                        Director
Tim O'Neil                                         Manager of Glen Abbey project








Hilcoast Development Corp.               2                        Confidential

Patricof & Co. Capital Corp.





                             PATRICOF DUE DILIGENCE

                               DOCUMENTS REVIEWED


         -  Public Filings and Draft Filings of Hilcoast

            -  1993, 1994, 1995, and 1996 Form 10-K, 1995 Annual Report
            -  1995 Proxy Statement
            -  1992 Spin-off Prospectus
            - 1996 Draft Merger/Proxy Statement associated with the Proposed Transaction

         -  Public filings of companies used for comparative purposes

         -  Relevant agreements

         - 1992 and 1995 Stock Option Plans and Employee Incentive Stock Option Agreements with Jack Jaiven, Michael S. Rubin, James A. Geddes, Michael A. Rich, Robert D. Seldomridge, Antoinette Gleeson, Harold Cohen, and Bernard R. Green

            -  Loan Agreements

               -  Restated Loan Agreement dated July 31, 1992

               -  $3.0 million Promissory Note dated September 30, 1993

               - $2.5 million Future Advance Promissory Note dated September 15, 1994 and extension letters thereafter







Hilcoast Development Corp.              3                          Confidential

Patricof & Co. Capital Corp.





                             PATRICOF DUE DILIGENCE

                               DOCUMENTS REVIEWED

         -  Loan Agreements (continued)

              - $4.0 million Promissory Note dated August 11, 1995 and extension letters thereafter

              - $2.1 million Promissory Note dated August 18, 1992 and related documents

              - $750,000 H. Irwin Levy Promissory Note dated September 15, 1994, and extension letters thereafter

         -  Severance Agreements with Michael S. Rubin, Jack Jaiven, Michael
            A. Rich, James A. Geddes, and Harold Cohen, all dated September 18, 1992.

         -  Draft of the Merger Agreement related to the Proposed Transaction

         -  Other Documents

              - Internal company financial statements (historic, current, and prospective)

              -  Century Village Offering Circular for Plymouth Condominium III

              - Board of Directors Meetings Minutes from September 26, 1994 to August 9, 1996

              -  Lawyer's Representation Letter from Cobb, Cole & Bell

              -  Data on stock market and industry specific economic factors






Hilcoast Development Corp.            4                            Confidential

Patricof & Co. Capital Corp.




           GENERAL OBSERVATIONS CONCERNING HILCOAST DEVELOPMENT CORP.

                                   OPERATIONS

     - Since its formation in 1992, the management of Hilcoast has focused its operations on completing the Century Village in Pembroke Pines, and is active in all phases of its development - from serving as the general contractor in the construction to operating the recreation leases. Although it has: (i) small, ancillary businesses at the Century Village in Pembroke Pines (e.g. condominium resale brokerage, title insurance, etc.); (ii) an ownership interest in homesite sales in the Glen Abbey development and, (iii) from time to time, considered beginning other projects, its core focus remains Century Village.

     - When completed, it will be the fourth Century Village that Irwin Levy has developed in southeastern Florida. All of the senior management have worked with Mr. Levy in past projects, and some members have worked with him on all of the Century Villages.

     - The experience of Mr. Levy and the Hilcoast staff is evident in its efficient operations. Our Comparative Company Analysis, which compares Hilcoast to other residential builders in Florida, demonstrates the financial effect of this efficiency as Hilcoast has consistently achieved attractive EBITDA and operating margins, though lower pre-tax income and net income margins, over the last several years and during the most recent twelve month period.

     - Despite this success, the management has decided to forego starting any new projects, and after the completion of the current project will possess only one principal source of value - the Pembroke Pines recreation leases and the cash flow obtained therefrom. The Company will also have whatever value can be realized from Glen Abbey and the Company's ancillary businesses.

     - Glen Abbey, a golf course residential community in Volusia County, is projected to generate limited cash flows in the future through the sale of homesites to local builders and retail customers. Full development of the project is currently hampered by a severe flooding problem on a portion of the undeveloped land (Tract 5) owned by Hilcoast.







Hilcoast Development Corp.             5                         Confidential

Patricof & Co. Capital Corp.




           GENERAL OBSERVATIONS CONCERNING HILCOAST DEVELOPMENT CORP.

                                   OPERATIONS


     - This decision to cease development operations is due to three principal factors which the Company sees as an impediment to proceeding:

        - The continued rise of used condominiums, which are more plentiful and much cheaper than newly built ones, as a fierce source of competition has led management to believe that building another project like Century Village might not be profitable;

        - The belief that management's specialized talents in certain areas of development may not necessarily yield the same results if a project of a different type were started;

        - Mr. Levy's personal wish to become somewhat less active in real estate development.

     - The Company's strategy, therefore, is to complete the Pembroke Pines project as efficiently and profitably as possible and retain only the recreation leases, Glen Abbey, and the ancillary businesses as future sources of cash flow.






Hilcoast Development Corp.             6                        Confidential

Patricof & Co. Capital Corp.





           GENERAL OBSERVATIONS CONCERNING HILCOAST DEVELOPMENT CORP.

                                AREAS OF CONCERN

     - Hilcoast has experienced a marked slowdown in units delivered and revenues and lower operating margins in fiscal 1996 as compared to fiscal 1995.

     -  This trend has continued over the first two months of fiscal 1997.

     - Part of the explanation for a drop in growth over the past year is a product mix which has consisted of an historically high level of non-lakefront buildings with lower sales prices. This trend should reverse over the completion of the build out as more lakefront units will be sold.

     - The drop in the number of units delivered (409 in fiscal 1996 versus 479 in fiscal 1995) is much more of a concern because if the slowdown continues, or worsens as it has in the first two months of fiscal 1997, completion of the build out can become longer and more costly than anticipated.

     - The completion of Century Village without another start up to follow can have both positive and negative effects on profitability. As a positive, because there is no other project in sight, a prospective buyer determined to be in a Century Village cannot be diverted by the appeal of a new one. The absence of another Century Village, however, will limit public exposure and hence is likely to slow sales. Also, there is the risk of losing key personnel who may begin to flee in search of longer term jobs.





Hilcoast Development Corp.              7                        Confidential

Patricof & Co. Capital Corp.





                         ECONOMIC AND INDUSTRY OUTLOOK



        - The level of the major equity indices is currently near all time highs. On November 8, 1996 the Dow Jones Industrial Average stood at 6,219.82, up 27.7% from its 12 month low, the S&P 500 was at 730.82, up 24.0% from its 12 month low, and the NASDAQ Composite was at 1,257.51, up 27.2% from its 12 month low. These data imply that downside risk elements in the stock market outweigh upside potential.

        - The S&P Homebuilding Index has underperformed the market this year to date, falling 11.9% as the S&P 500 rose 18.7% due to less accommodating interest rate trends during the period than in the past.

        - The current interest rate environment, characterized by much market uncertainty, indicates that this unfavorable trend will continue.

        - This trend, combined with an aging economic cycle believed to have addressed much of the pent-up demand for housing, suggests that most homebuilders are likely to experience a flattening in sales and margins in 1997 after current backlogs are diminished.

        - The possibility of rising or falling interest rates creates a double-edged sword for Hilcoast. For example, if interest rates were to rise, not only may housing purchases decline due to higher interest rates, but also bond prices (and comparative fixed income investments such as recreation leases) tend to lose value. If interest rates were to fall, housing purchases may begin to increase and bond prices (fixed-income investments) tend to gain value.


           Sources: S&P Industry Reports, ValueLine, Bloomberg and the Wall Street Journal.






Hilcoast Development Corp.            8                            Confidential

Patricof & Co. Capital Corp.




                                REGIONAL OUTLOOK


        - The demographic trend in Broward County is favorable as population, which grew by an estimated 25,000 persons between 1995 and 1996 (1.8%), is expected to continue to grow, albeit at a gradually slower pace. The main thrust behind the population expansion has been the continuing employment expansion in Broward County and its convenient central location.

        - The home building industry in Broward County broke out of a two quarter slump by experiencing a strong second quarter in 1996, but the market continues to be dominated by single family home construction. The number of condo developers is thin as Hilcoast and Lennar possess an overwhelming percentage of the market share.

        - The used condominium market is a major competitive force in the Broward County market due to its more affordable pricing and large numbers of available units. In 1995, 12,189 used condominium units were sold at an average price of $63,095, as compared to only 953 new units at an average price of $85,069. This same contrast can be found in 1993, 1994, and thus far in 1996. In fact, the demand for used condominiums has increased in nearly every year since 1982.

        - The current situation suggests that favorable Broward County demographics bode well for Hilcoast's build out, offset by a continued dominance of single family home sales and fierce competition from the used condominium market.


        Source:  The Areea Report, Broward County New Home Market
        Profile






Hilcoast Development Corp.             9                       Confidential

Patricof & Co. Capital Corp.





                              PRINCIPAL LITIGATION




        - Hilcoast has sued Southern States Utilities Inc. ("SSU"), a large utility, alleging causes of action in inverse condemnation and trespass regarding the flooded land in Tract 5 of the Glen Abbey project, which Hilcoast asserts was caused by wrongful action on the part of SSU.

        - The Company filed a Complaint in September 1993. On March 18, 1994, the Seventh Judicial Circuit Court granted the Company's Motion for Summary Judgment that held SSU liable on both causes of action. On April 5, 1995, the Court vacated its order and in February of 1996 and ruled that Hilcoast is not entitled to recovery under the theory of inverse condemnation. Hilcoast has since appealed the decision.

        - The Company's management has estimated that the possible recovery from a favorable ruling could amount to $500,000 for the inverse condemnation ($300,000 in damages and $200,000 in reimbursed legal fees) and $250,000 to $300,000 on the trespass cause of action. The likelihood of success on each cause of action was estimated to be 20% and 60%, respectively.

        - The financial consequences of a possible favorable judgment were taken into account by us in one of our discounted cash flow valuation models at the above expected values and probabilities, less any taxes and prospective additional legal fees. See Appendix C for the calculation of this value.






Hilcoast Development Corp.            10                         Confidential

Patricof & Co. Capital Corp.





                          VALUATION AND OTHER ANALYSIS







             Patricof considered and employed three valuation approaches:



               -  Comparative company approach

               -  Discounted cash flow approach

               -  Comparative transactions approach



             Patricof also performed a market check in order to determine the existence of potentially higher offers than the one proposed.






Hilcoast Development Corp.            11                         Confidential

Patricof & Co. Capital Corp.





                         COMPARATIVE COMPANY VALUATION

                     COMPARATIVE COMPANY SELECTION CRITERIA

        - Listed in Standard & Poor's Corporation Records under one of the following SIC codes:
            -  1521 - "General Contractors:  Single Family Houses"
            -  1522 - "General Contractors:  Residential Buildings,
                       other than Single Family"
            -  1531 - "Operative Builders"
            -  6552 - "Land Subdividers and Developers, except
                       Cemeteries" (Hilcoast's SIC code)

        -   U.S. public company

        - Must have sufficient investor recognition as to be listed in the Standard and Poor's Stock Guide or Standard and Poor's NASDAQ ProFiles

        - Primarily a home builder of single family units including condominiums with limited operations outside the real estate business, but not primarily a tract developer

        -   Primary operations are in Florida

        - Not the subject of an ancillary transaction (e.g. a takeover proposal or going private offer)

        -   Generally profitable







Hilcoast Development Corp.            12                         Confidential

Patricof & Co. Capital Corp.





                        COMPARATIVE COMPANY DESCRIPTIONS



                        LTM
COMPANY               REVENUES               BUSINESS DESCRIPTION
-------               --------               --------------------
                       ($MM)
Engle Homes, Inc.     $  291.1        Engle Homes, Inc. designs, constructs,
                                      markets and sells single-family homes,
                                      townhomes, patio homes and condominiums
                                      in Florida, Colorado, Texas, North
                                      Carolina, Virginia, and Maryland.  The
                                      majority of the Company's construction
                                      takes place in Florida, with a particular
                                      emphasis on the southern part.  Engle's
                                      homes are designed to appeal to a  wide
                                      variety of home buyers, including entry
                                      level and move-up buyers, retirees and
                                      second home seasonal buyers.
                                      Accordingly, Engle offers a variety of
                                      home styles and price ranges at various
                                      locations.  Engle is currently developing
                                      a large parcel of land in Broward County,
                                      across the road from  the Century Village
                                      property.  Engle's financial services
                                      facilities provide mortgage banking and
                                      title insurance services.

Lennar Corporation    $1,078.9        Lennar Corporation is a full service real
                                      estate company operating in Florida,
                                      Arizona and Texas, and in each year since
                                      1986 has delivered more homes in Florida
                                      than any other homebuilder.  Lennar
                                      builds moderately priced single family
                                      homes and condominiums and builds, owns
                                      and manages rental apartments, office
                                      buildings, retail centers and other
                                      recreational facilities.  Lennar
                                      primarily targets first time homebuyers,
                                      move-up homebuyers, and retirees.  In
                                      1995, Lennar started the development of
                                      an adult-community in the Orlando,
                                      Florida area.  Lennar has numerous
                                      divisions involved in commercial real
                                      estate investment, mortgage loan
                                      origination and servicing, title
                                      services, and investing in both the rated
                                      and unrated portions of mortgage-backed
                                      securities.






Hilcoast Development Corp.              13                         Confidential

Patricof & Co. Capital Corp.





                  COMPARATIVE COMPANY DESCRIPTIONS (CONTINUED)

                          LTM
COMPANY                 REVENUES           BUSINESS DESCRIPTION
-------                 --------           --------------------
                         ($MM)
Oriole Homes Corp.     $   95.3       Oriole Homes Corp. builds and sells
                                      single-family homes, patio homes,
                                      townhouses, villas, duplexes, and
                                      low- and mid-rise condominiums in planned
                                      communities in southeast Florida.  During
                                      each of the last five years, Oriole has
                                      been the largest builder of condominiums
                                      for active adults in Palm Beach County,
                                      and derived 76% of its 1995 fiscal year
                                      revenues from sales in communities
                                      designed exclusively for active adults.
                                      Oriole's developments are located in
                                      Broward, Palm Beach and Martin counties
                                      and has begun development in Naples and
                                      Ocala.

U.S. Home Corporation  $1,182.4       U.S. Home Corporation builds single-
                                      family homes in 32 market areas in 12
                                      states, but delivers a plurality of its
                                      homes in Florida.  U.S. Home offers a
                                      wide variety of moderately priced homes
                                      designed to appeal to the affordable,
                                      move-up and retirement and active
                                      adult/second home buyers. During fiscal
                                      1995, U.S. Home derived 22% of its
                                      homebuilding revenue from the delivery of
                                      retirement and active adult/second homes.
                                      U.S. Home had, at year end 1995, 14
                                      retirement and active adult/second home
                                      communities across the country, including
                                      Florida, and was expecting to begin
                                      taking orders from three more.  U.S. Home
                                      also originates, processes and sells
                                      mortgages to third-party investors.






Hilcoast Development Corp.           14                       Confidential

Patricof & Co. Capital Corp.





                         COMPARATIVE COMPANY VALUATION

            HILCOAST'S PERFORMANCE RELATIVE TO THE COMPARATIVE GROUP
                                (see Appendix A)


         -  Relative Performance:

            - Size: Much smaller than the median of the group based on assets, revenues, EBITDA, and total enterprise value;

            - Growth: Higher revenue, EBITDA, EBIT, and pre-tax income growth in the three year period ending in 1995, but substantially lower growth in the latest twelve months;

            - Margins: Stronger EBITDA and operating margins, but lower pre-tax income and net income margins;

            -  Returns:Lower return on assets and return on equity;

            -  Leverage:Higher debt to equity ratios than the group.

         -  Impact on Valuation


            - Based on Hilcoast's historical performance relative to the comparative group, Patricof applied a 5% discount to the median comparative company valuation multiples.





Hilcoast Development Corp.            15                        Confidential

Patricof & Co. Capital Corp.





                    COMPARATIVE COMPANY VALUATION CONCLUSION
                    ($ in thousands, except per share data)


                                                    TOTAL ENTERPRISE VALUE AS A MULTIPLE OF:
                                         --------------------------------------------------------------
                                                     3 YEAR               3 YEAR               3 YEAR
                                            LTM      AVERAGE     LTM      AVERAGE     LTM      AVERAGE
                                         REVENUES   REVENUES    EBITDA    EBITDA      EBIT      EBIT
                                         ---------  ---------  --------  ---------  --------  ---------
Median Multiple                              1.0x        1.1x      8.4x       9.3x      9.3x      10.7x
Discount                                       5%          5%        5%         5%        5%         5%

Valuation Multiple                           0.9x        1.0x      8.0x       8.9x      8.8x      10.1x

Hilcoast Statistic                       $ 44,272   $  44,622  $  6,002   $  6,387  $  4,705   $  5,190

Hilcoast Implied Total Enterprise Value    40,873      46,004    47,882     56,699    41,392     52,626
Less: Net Debt                            (42,554)    (42,554)  (42,554)   (42,554)  (42,554)   (42,554)
                                         --------   ---------  --------   --------  --------   --------
Hilcoast Implied Equity Value            $ (1,681)  $   3,450  $  5,328   $ 14,145  $ (1,162)  $ 10,072
                                         ========   =========  ========   ========  ========   ========
Hilcoast Implied Equity Value per Share        NM   $    1.46  $   2.26   $   5.99        NM   $   4.26
                                         ========   =========  ========   ========  ========   ========
Diluted For Exercise of Options(1)             NM   $    1.38  $   2.14   $   5.67        NM   $   4.04
                                         ========   =========  ========   ========  ========   ========

     - Because Hilcoast has only two more years of normal construction operations, a comparative company analysis is less probative of value than alternative approaches. It should be noted, however, that if the multiples were applied, none would yield a result higher than $6.00 per share





----------------------------
(1) Assumes that all 269,000 of the exercisable options at July 31, 1996 are exercised.


Hilcoast Development Corp.            16                     Confidential

Patricof & Co. Capital Corp.





                         DISCOUNTED CASH FLOW VALUATION
                            (see Appendices B and C)


      - We performed a discounted cash flow valuation of Hilcoast based on a discounted cash flow analysis that:

         - Discounts cumulative stream of unlevered free cash flow and interest rate tax shields to the present;

         - Assumes a perpetuity based terminal value calculation for Hilcoast's continuing business.

      -  The analysis is comprised of three parts:

         - A build out projection, which includes cash flow from remaining deliveries of condominium units at Century Village, (estimated to be completed by October 31, 1998) and cash flow from the operation of other aspects of Century Village such as the Golf Course, Pines Master Management, NewCen Realty, Hilcoast Title, and the recreation leases from July 31, 1996 to July 31, 1998.

         - A recreation lease projection, which includes the cash flow from the recreation leases after July 31, 1998.

         - A projection which attributes value to the other components of Hilcoast, such as Glen Abbey, the sale of certain properties, and the ongoing operations (other than the recreation leases) after the build out (the "Other Assets").

      - We developed two cases, Case A and Case B. A discounted cash flow model of each can be found in Appendices B and C, respectively. A summary comparison of the different assumptions of each follows.





Hilcoast Development Corp.            17                      Confidential

Patricof & Co. Capital Corp.




                         DISCOUNTED CASH FLOW VALUATION

                      CASE A AND CASE B ASSUMPTION SUMMARY



----------------------------------------------------------------------------------------------------------------------------------
ITEM:                                                 CASE A                                           CASE B
----------------------------------------------------------------------------------------------------------------------------------
Build Out Projections                 Projected cash flow derived from a               Projected cash flow derived from a
                                      combination a management's Scenario 1            combination of management's Scenario 1
                                      and Scenario 2 projections.                      and Scenario 2 projections.
----------------------------------------------------------------------------------------------------------------------------------
Recreation Lease Projections          Management-prepared projections of the           Management-prepared projections of the
                                      future cash flow from the recreation leases      future cash flow from the recreation leases
----------------------------------------------------------------------------------------------------------------------------------
SSU Litigation                        No value attributed to either the positive       Assigns an expected value by utilizing
                                      cash flows from a favorable result or the        possible recovery amounts, less legal
                                      legal expenses that will be incurred             expenses, taxes, and the probabilities of
                                                                                       each.
----------------------------------------------------------------------------------------------------------------------------------
Glen Abbey                            No value attributed (net of the Glen Abbey       Discounts management's estimated cash
                                      note)                                            flows for completion of the project to
                                                                                       arrive at a positive value.
----------------------------------------------------------------------------------------------------------------------------------
Boca Raton Administration Building    No value attributed.                             Assumes that half can be sold and a
                                                                                       portion of the rest rented.  Value
                                                                                       quantified.
----------------------------------------------------------------------------------------------------------------------------------
Commercial Buildings at Century       No value attributed.                             Assumes that the buildings are
Village                                                                                reconstructed and leased as a convalescent
                                                                                       home.   Value quantified.
----------------------------------------------------------------------------------------------------------------------------------


Hilcoast Development Corp.            18                      Confidential

Patricof & Co. Capital Corp.




                         DISCOUNTED CASH FLOW VALUATION

                CASE A AND CASE B ASSUMPTION SUMMARY (CONTINUED)





----------------------------------------------------------------------------------------------------------------------------------
ITEM:                                                     CASE A                                     CASE B
----------------------------------------------------------------------------------------------------------------------------------
Tracts A and T                                No value attributed.                   Assumes a sale of the parcels in one year.
                                                                                     Value quantified.
----------------------------------------------------------------------------------------------------------------------------------
Ancillary Businesses after the Completion     No value attributed                    Assigns perpetuity values to the projected
of the Build Out                                                                     cash flows from NewCen Realty and Pines
                                                                                     Master Management.  Recognizes one year
                                                                                     of cash flow from the Golf Course.   Value
                                                                                     quantified.
----------------------------------------------------------------------------------------------------------------------------------
Unlevered Discount Rate                      12.8% (assumes a 1.0% company specific  13.3% (assumes a 1.5% company specific risk
                                             risk premium)                           premium to give effect to the
                                                                                     additional risk of not achieving the
                                                                                     additional cash flow)
----------------------------------------------------------------------------------------------------------------------------------




Hilcoast Development Corp.            19                      Confidential

Patricof & Co. Capital Corp.




                         DISCOUNTED CASH FLOW VALUATION

                             BUILD OUT ASSUMPTIONS

     - The Build Out Assumptions for Case A and Case B are identical, except for the discount rate.

     - Management presented us with three possible build out scenarios which reflect timing differences in the project's completion. Scenario 1, the most optimistic, assumed a completion date (i.e., all units being delivered) of July 31, 1998, the date on which the project was historically projected to be completed. Scenarios 2 and 3 assumed a completion date six months and one year, respectively, after that of Scenario 1. The only major differences among the scenarios were the timing of the cash flows and the additional expenses associated with a longer build out period.

     - After discussing the plausibility of each with management and noting the slow down in sales over the first two months of fiscal 1997, we concluded that a scenario between Scenarios 1 and 2 was the most likely (the "Build Out Scenario").

     - The Build Out Scenario assumes completion of the project by October 31, 1998. A listing of the aggregate undiscounted cash flows before taxes, debt service and changes in working capital of each is below:

($ in thousands)                                      BUILD OUT
                              SCENARIO 1  SCENARIO 2  SCENARIO
                              ----------  ----------  ---------
Net Sales                     $  70,907   $  70,907   $ 70,907
Building Costs                  (25,215)    (25,515)   (25,450)
Other Construction Costs         (5,830)     (5,830)    (5,830)
Selling & Marketing              (6,800)     (8,400)    (7,700)
General & Administrative           (680)       (880)      (760)
Golf Course(1)                      220         220        220
NewCen Realty(1)                    440         440        440
Pines Master Management(1)          100         100        100
Boca Administration Building        (80)        (80)       (80)
Recreation Leases                 7,840       7,840      7,840
Hilcoast Title                      210         170        198
Severance Payments                 (750)       (750)      (750)
Corporate Overhead               (1,340)     (1,590)    (1,470)
                              ---------   ---------   --------
Total                         $  39,022   $  36,632   $ 37,655
                              =========   =========   ========

----------------------------
(1) In addition, Scenario 2 included cash flow for these operations in the six months after July 31, 1998. Our assumptions include these cash flows in the "Other Assets" component of the Case B DCF analysis.




Hilcoast Development Corp.            20                      Confidential

Patricof & Co. Capital Corp.





                         DISCOUNTED CASH FLOW VALUATION

                             BUILD OUT ASSUMPTIONS

     - The following is a list of principal assumptions for each of the scenarios:

        - Sales prices are based on actual prices for units under contract or, if unsold, the offering price net of projected discounts. The last 100 units delivered are assumed to have an additional $5,000 per unit discount.

        - Building costs are based on a management estimate which utilizes historical costs with two exceptions: (i) additional costs are assumed for complying with new hurricane protection laws; (ii) a 3% normal increase is assumed for building costs after the first year. Any residual value of construction equipment is assumed to be netted against the cost of the destruction of the precast plant. Onsite improvement costs are based on the historical average of $7,000 per unit.

        - Selling and marketing, general and administrative, corporate overhead, operation of the Boca Raton building, cash flows from the Golf Course, Hilcoast Title, New Cen Realty and Pines Master Management are based on management's estimates which are predicated upon historical results.

        - The warranty reserve and contingencies are based on management's estimates of costs after the completion of the build out for maintenance call backs, unforeseen costs, payments to condo associations, etc.

        - Recreation facility completion costs and community-wide improvement costs are based on management estimates for the completion of existing projects.

        - Working capital outflows are calculated as the net cash effect of the elimination of $2.5 million in accounts payable netted against $1.0 million in tangible other assets on the July 31, 1996 balance sheet and the elimination of $2.0 million in customer deposits, offset by $773,000 of restricted cash.

        - Taxes are calculated on management's estimate of cash income taxes in Scenario 1 which assumes the utilization of tax loss carryforwards and the Alternative Minimum Tax rate of 20%. Taxes include the effect of the interest rate tax shield and thus it is not discounted separately.









Hilcoast Development Corp.              21                          Confidential

Patricof & Co. Capital Corp.





                         DISCOUNTED CASH FLOW VALUATION

                          RECREATION LEASE ASSUMPTIONS

    - The Recreation Lease Assumptions for Case A and Case B are identical, except for the discount rate.

    - The cash flow from the recreation leases is based upon management projections that have taken into account the provisions set forth in the existing individual recreation leases.

    - The tax rate is assumed to be 37.6% as Hilcoast is assumed to cease paying the alternative minimum tax. An interest rate tax shield is calculated under the assumption that only the $25.0 million term loan is outstanding after the build out period and that loan is amortized over 25 years.

    - The terminal value is calculated by the perpetuity method in 2024 using year 2025 cash flow, the first year in which the Company ceases to realize interest expense tax benefits (because the term loan has been repaid) and its tax depreciation achieves a constant level. The rate used to calculate the perpetuity is the same as that used to discount the cash flow.





Hilcoast Development Corp.              22                          Confidential

                         DISCOUNTED CASH FLOW VALUATION

                      ASSUMPTIONS RESPECTING OTHER ASSETS

     - There are several other assets in Hilcoast that possess potential value and are not accounted for in management's build out and recreation lease projections. Because of the high level of uncertainty of these assets ever translating into positive net cash flow, management's projections attributed neither positive nor negative values to them. Realizing, however, that some incremental value might be obtained from these, we developed two DCF cases (Case A and Case B), as described earlier in this section.

     - The following is a list of assumptions which attributes value to the Other Assets. These assumptions are based on our discussions with management in which we required management to assume a positive value to the Other Assets. As noted earlier, Case A attributes no value to these. The assumptions in Case B are as follows:

          - The unlevered cash flows from Glen Abbey are discounted at the unlevered discount rate and netted against the Glen Abbey Note, currently outstanding. The cash flows projected are based on a mixture of two sets of management projections for this development.

          - One-half of the Boca Raton Administration Building is assumed to be sold in the third quarter of fiscal 1997 to a Jewish Orthodox synagogue, with whom management has had ongoing discussions, for $250,000 (less capital gains tax). Beginning in fiscal 1998, 5,000 of the remaining 11,000 square feet are assumed to be rented to a medical group at a net price of $12 per square foot, and the Company is assumed to bear the costs related to the other $6,000 square feet on a proportional basis to the costs it bears today (the rent and the costs are valued as perpetuities).

          - Tracts A and T of land are assumed to be sold in the first quarter of fiscal 1998 for $100,000 and $150,000, respectively, less capital gains tax at a current tax rate.






Hilcoast Development Corp.                23                        Confidential

Patricof & Co. Capital Corp.




                         DISCOUNTED CASH FLOW VALUATION

                ASSUMPTIONS RESPECTING OTHER ASSETS (CONTINUED)


         - The 37,000 square feet of Commercial Buildings at Century Village are assumed to be reconstructed at a cost of $70 per square foot after the completion of the build out and rented as a convalescent home for a net price of $13 per square feet, with the rental period beginning one year after completion of the build out. The construction costs are assumed to be financed at a rate of 11%. The rental stream and financing costs are valued as a perpetuity.

         - NewCen Realty is assumed to continue operations in the resale market after the completion of the build out. Because the completion of the build out eliminates advertising, less public exposure to the Century Villages is likely to dampen the resale market. Because of this, NewCen Realty is assumed to generate only 50% of its projected 1997 and 1998 cash flows of $220,000 (this amount, less taxes, is valued as a perpetuity). Any cash flows derived from Hilcoast Title, which are projected to be slim, are assumed to be included in this amount.

         - Pines Master Management is assumed to have an annual cash flow of $50,000, less taxes, the same amount as during the completion of the build out. This stream is valued as a perpetuity.

         - The Golf Course will have one year of operations after the build out under Hilcoast management before the cash flows therefrom revert to the condominium unit holders in the form of a reduction of their monthly recreational lease payments. The cash flows during this one year period are assumed to be the same as in fiscal 1997 and 1998.






Hilcoast Development Corp.              24                          Confidential

Patricof & Co. Capital Corp.




                         DISCOUNTED CASH FLOW VALUATION

                                   CONCLUSION

    - The unlevered discount rate is calculated by the Capital Asset Pricing Model formula and utilizes Hilcoast's historical beta. We assign two risk premiums: a small company risk premium of 3.6%, derived from Ibbotson & Associates data and a company specific risk premium of 1.0% in Case A and 1.5% in Case B. We determined that this premium was necessary because of the singularity of the Company's cash flows (i.e., the recreation leases), and the high degree of uncertainty surrounding the cash flow from the Other Assets. See Appendices B and C for the calculation of these rates.

    - The unlevered discount rate was used to discount both the unlevered cash flows (i.e., the cash flows before debt service) and the value of the interest rate tax shield. This is the equivalent of discounting only the unlevered cash flows by an appropriately weighted average cost of capital.

    -   This yielded the following per share results:

                                                     Diluted For Exercise of Options(1)
              Case A:                  $5.75                       $5.44
              Case B:                  $6.04                       $5.72

    - The following are the equity values per share at a range of unlevered discount rates:

                 ------------------------------------------------------
                                                 Discount Rate
                                          12.5%   13.0%   13.5%   14.0%
                                         ------------------------------
                 Case A                  $6.06   $5.48   $4.93   $4.42
                 Case B                   6.98    6.35    5.77    5.22
                 Case A - Diluted         5.74    5.19    4.67    4.19
                 Case B - Diluted         6.61    6.02    5.46    4.94
                 ------------------------------------------------------

---------------------------------
(1) Assumes that all 269,000 of the exercisable options at July 31, 1996 are exercised.

Hilcoast Development Corp.                25                        Confidential

Patricof & Co. Capital Corp.




                       BREAK UP AND LIQUIDATION VALUATION




    - Patricof has not utilized break up or liquidation value analyses for the following reasons:

        - As to the break up analysis, after the build out is complete, there will be no material asset other than the recreation lease (whose value is included in the discounted cash flow analysis) that can be broken out of corporate solution. Moreover, in Case B, discrete values that could be achieved through the sale of each property were assigned and the values added to the overall cash flow that was discounted back.

        - As to the liquidation value analysis, there is no evidence that individual assets (e.g. property, plant, and equipment) as distinguished from the recreation leases, Glen Abbey, or the real estate (all of whose values are encompassed in the Case B discounted cash flow analysis) have any material value.




Hilcoast Development Corp.                26                        Confidential

Patricof & Co. Capital Corp.




                       COMPARATIVE TRANSACTIONS ANALYSIS





                 Unaffected stock price (1) of Hilcoast: $4.625

                 Proposed Transaction Offer Price:       $6.000

                 Premium Offered:                          29.7%










---------------------------
(1) The unaffected stock price is the closing price of Hilcoast on July 10, 1996, approximately one month prior to the announcement of the transaction.

Hilcoast Development Corp.                27                        Confidential

Patricof & Co. Capital Corp.





                 COMPARATIVE REAL ESTATE TRANSACTIONS ANALYSIS



    - Patricof reviewed the premiums paid over the unaffected stock price and ratio of Enterprise Value to the Latest Twelve Months (at the time of announcement) EBITDA of owners, operators or builders of commercial or residential facilities.

    - Transactions were identified through a screening of Securities Data Corporation, a well-known mergers and acquisitions database, based on the following criteria:


        - Primary SIC code of: 1521 (General Contractors: Single Family Houses), 1522 (General Contractors: Residential Buildings, other than Single Family), 1531 (Operative Builders), 1541 (General
           Contractors:  Industrial Buildings and Warehouses), 1542 (General
           Contractors: Nonresidential Buildings, other than Industrial Buildings and Warehouses), 6512 (Operators of Nonresidential Buildings), 6513 (Operators of Apartment Buildings), 6514 (Operators of Dwellings other than Apartment Buildings), 6515 (Operators of Residential Mobile Homesites), 6517 (Lessors of Railroad Property), 6519 (Lessors of Real Property, not elsewhere classified), 6531 (Real Estate Agents and Managers), 6541 (Title Abstract Offices), 6552 (Land Subdividers and Developers, except Cemeteries), or 6553 (Cemetery Subdividers and Developers).
        -  Public U.S. target companies
        -  Announced during 1995 and 1996
        -  Transaction was completed
        -  Excludes transactions associated with bankruptcy
        - Must have been a purchase of 10% or more of the Target company's equity





Hilcoast Development Corp.                28                        Confidential

Patricof & Co. Capital Corp.




                 COMPARATIVE REAL ESTATE TRANSACTIONS ANALYSIS




                                                                                     ENTERPRISE
  DATE            DATE                                                                VALUE/LTM   CONTROL
ANNOUNCED       EFFECTIVE               TARGET NAME                ACQUIROR NAME       EBITDA     PREMIUM
---------       ---------       -----------------------------  --------------------- ----------   -------
2/2/95          11/13/95        Public Storage Properties VII  Storage Equities Inc.    10.1x      22.3%
196/12/95       8/8/95          Beazer Homes USA               Beazer Homes USA (1)      9.4x       1.2%
9/25/95         12/04/95        Forum Retirement Partners LP   Forum Group Inc.          9.0x      41.5%
11/16/95        4/16/96         Prime Management Group Inc.    FirstService Corp.       18.1x      24.2%
                                -------------------------------------------------------------------------
                                MEDIAN                                                   9.7X      23.2%
                                -------------------------------------------------------------------------

     - The Enterprise Value to LTM EBITDA ratio and the control premium in the Proposed Transaction are, respectively, around the median and higher than the median.

        - The Enterprise Value to LTM EBITDA ratio of the Proposed Transaction is 9.5x, calculated by multiplying the offer price by the shares outstanding ($6.00 x 2,362,320), adding debt ($43.3 million) and subtracting cash ($0.8 million) to arrive at an Enterprise Value of $56.7 million, and dividing that number by the LTM EBITDA of $6.0 million.

        - The control premium offered to Hilcoast's unaffected stock price is 29.7%. (see page 27 for calculation)





SOURCE:  Securities Data Corporation



----------------------------
(1) Purchased from U.S. Industries.


Hillcoast Development Corp.                29                      Confidential

Patricof & Co. Capital Corp.





                COMPARATIVE GOING PRIVATE TRANSACTIONS ANALYSIS
                                (see Appendix D)
                                    APPROACH


    - Patricof reviewed the premiums paid over the unaffected stock price in numerous going private transactions and specifically focused on going private transactions in which management was a participant in the acquiring group

    - Transactions were identified through a screening of a well-known mergers and acquisitions database (Securities Data Corporation), based on the following criteria:

        -  Announced during in 1995 and 1996
        -  Public U.S. target companies
        - Classified as a "Going Private" transaction by Securities Data Corporation
        -  Transaction was completed
        -  Cash only consideration for the public shareholders
        -  Excludes targets with stock prices below $1
        - Excludes targets whose unaffected stock price could not be found in a major source of pricing data (Securities Data Corporation, Bloomberg, and Dow Jones Retrieval)

    - In addition, we screened all going private transactions announced from 1990 to 1996, using the above criteria, in which the acquiror included management participation as identified by Securities Data Corporation




Hillcoast Development Corp.                30                      Confidential

Patricof & Co. Capital Corp.




                COMPARATIVE GOING PRIVATE TRANSACTIONS ANALYSIS

                      MANAGEMENT PARTICIPATION - 1990-1996


    - The following is a frequency distribution of the completed going private transactions announced in 1990-1996 in which management participated:



                                   [GRAPH]

For the frequency distribution bar graph on p. 31 (page titled Comparative Going Private Transactions Analysis, Management Participation - 1990-1996)

0%-9%                  0
10% to 19%             2
20% to 29%             5
30% to 39%             3
40% to 49%             1
50% to 59%             1
60% to 69%             2
70% to 79%             2
80% to 89%             1
90% to 99%             0
100% to 110%           2



Hillcoast Development Corp.                31                      Confidential

Patricof & Co. Capital Corp.




                COMPARATIVE GOING PRIVATE TRANSACTIONS ANALYSIS

                          ALL TRANSACTIONS - 1995-1996


     - The following is a frequency distribution of completed going private transactions announced in 1995-1996:




                                   [GRAPH]

For the frequency distribution bar graph on p. 32 (page titled Comparative Going Private Transactions Analysis, All Transactions - 1995-1996)

0% - 9%              4
10% to 19%           8
20% to 29%           6
30% to 39%           8
40% to 49%           5
50% to 59%           4
60% to 69%           7
70% to 79%           4
80% to 89%           2
90% to 99%           1
100% to 110%         1


Hillcoast Development Corp.                32                      Confidential

Patricof & Co. Capital Corp.




                COMPARATIVE GOING PRIVATE TRANSACTIONS ANALYSIS
                                   CONCLUSION

     - The following is a frequency distribution which includes both sets of data:



                                   [GRAPH]


For the frequency distribution bar graph on p. 33 (page titled Comparative Going Private Transactions Analysis, Conclusion)

0% - 9%                 4
10% to 19%              10
20% to 29%              11
30% to 39%              10
40% to 49%              6
50% to 59%              5
60% to 69%              9
70% to 79%              6
80% to 89%              3
90% to 99%              1
100% to 110%            3


     - The frequency distribution above and those on the prior two pages indicate the most frequent range of control premiums in going private transactions is 20% to 40%. The premium offered by the Proposed Transaction is 29.7%, the mid-point of this range, but lower than the two medians of 38.5% and 36.6%.


     - Premiums in going private transactions are paid to compensate shareholders for their loss of upside potential in the future. With only a recreational lease as a material asset after the build out, opportunities for dramatic earnings increases are limited. This fact and the absence of material, foreseeable cash flows from Glen Abbey appropriately limit the amount of the going private premium to the Company's Public Shareholders.



Hillcoast Development Corp.                 33                     Confidential

Patricof & Co. Capital Corp.



                              VALUATION CONCLUSION

    - Our analysis indicated that given Hilcoast's recreational lease operations, its principal business after the completion of the build out in approximately two years, the comparative company approach is less probative of value than alternative approaches because there are no "pure play" recreational lease comparatives. This fact notwithstanding, if a value were applied based on the assumption that Hilcoast should be valued under the comparative company approach, such value would not exceed $6.00 per share.

    - The discounted cash flow analysis suggests an equity value per share range of $5.75 (in Case A) to $6.04 (in Case B) on a non-diluted basis, and, assuming the exercise of options, $5.44 (in Case A) to $5.72 (in Case B).

    - For the reasons set herein, we do not believe that break up or liquidation analyses are probative of value.

    - We performed two kinds of comparative transactions analyses, one of comparative real estate transactions, the other of comparative going private transactions.

        - Our study of comparative real estate transactions sets forth a latest 12 months median EBITDA multiple of 9.7x, which is around the 9.5x multiple offered in the Proposed Transaction. The 23.2% median control premium in such transactions is lower than the 29.7% premium offered in the Proposed Transaction.

        - Our study of comparative going private transactions indicates that the most frequent range of premiums applied to the unaffected traded value of the stock is between 20% and 40%. The current offer to the Public Shareholders of Hilcoast represents a 29.7% premium to the unaffected trading price of the stock, near the mid-point of this range but somewhat below the medians in the transactions studied by us, which were 38.5% and 36.1%, respectively. The limited future upside potential in Hilcoast, however, suggests the reasonableness of the premium herein.

    - Based on all of our analyses, we are of the opinion that the terms to be offered in the Proposed Transaction are fair to the Company's Public Shareholders from a financial point of view.




Hillcoast Development Corp.                34                      Confidential

Patricof & Co. Capital Corp.




                                  MARKET CHECK

    - As part of our efforts in rendering a fairness opinion, we performed a market check using companies that might be persuaded to make a superior offer to that of Irwin Levy and his affiliates.

    -   We selected companies based on the following criteria:

        - Must have an SIC code of 1521 (General Contractors: Single Family Houses), 1522 (General Contractors: Residential Buildings, other than Single Family), 1531 (Operative Builders) or 6552 (Land Subdividers and Developers, except Cemeteries), and must be primarily home builders.

        - Must be moderate priced home builders with some material amount of condominiums.

        -  Must have existing Florida operations.

        - Must have the financial capacity to complete a transaction involving consideration in excess of $14 million plus the assumption of approximately $45 million of debt.

    - The seven companies which met this criteria were: Engle Homes, Hovnanian Enterprises, Lennar Corporation, Pulte Corporation, Ryland Group, Starrett Corporation, and U.S. Home. This group included several companies that did not have significant enough Florida operations to be considered in the comparative company analysis (which required that the company's primary operations be located in Florida).

    - Identical letters (See Appendix G for an example of such a letter) accompanied by the Company's fiscal 1995 10-K, annual report and annual meeting proxy statement, its 10-Q for the period ending April 30, 1996, and a copy of a press release announcing the Proposed Transaction were sent to the CEO's or COO's of all the above companies on September 16, 1996. The mailing was succeeded by follow-up phone calls from Patricof.



Hillcoast Development Corp.                35                      Confidential

Patricof & Co. Capital Corp.




                                  MARKET CHECK


    -   The results were as follows:

        - Leonard Miller, the CEO of Lennar declined interest because the build out was nearly complete and he had no interest in owning simply a recreation lease.

        - Alec Engelstein, CEO of Engle Homes, declined because of his belief that the business of selling moderately priced condominiums had become increasingly difficult, and was also not interested in owning simply a recreation lease.

        - Veronica Gambels of Ryland informed us that after a review by several people, Ryland was not interested.

        - None of the other four companies responded to the letter or the follow-up calls, indicating their lack of interest as well.



Hillcoast Development Corp.                36                      Confidential

Patricof & Co. Capital Corp.                                     APPENDIX A-1


 CALCULATION OF COMPARATIVE COMPANY EQUITY MARKET VALUE AND TOTAL ENTERPRISE
                                    VALUE
                    ($ IN THOUSANDS, EXCEPT PER SHARE DATA)



                         Average Stock     Common      Equity                                    Total
                         Price, 30 Days    Shares      Market    Total    Preferred           Enterprise
                         Ended 11/8/96   Outstanding   Value      Debt      Stock     Cash    Value (TEV)
                         --------------  -----------  --------  --------  ---------  -------  -----------
Engle Homes                      $ 7.46        6,929  $ 51,693  $160,242      $   0  $11,949    $ 199,986

Lennar Corporation(1)             22.42       35,920   805,395   868,103          0   15,351    1,658,147

Oriole Homes                       7.34        1,883    34,362    87,300          0    1,868      119,794
Class B                            7.49        2,742

U.S. Home                         22.04       11,448   252,339   408,836      3,072   17,806      646,441

(19)Hilcoast Development(2)        4.67        2,362    11,037    43,311          0      757       53,591




---------------------------------
(1) Lennar has two classes of common stock, only one of which trades publicly. The stock price of each class is assumed to be equal.

(2) Hilcoast's stock price is based on the average stock price for the thirty days ended August 8, 1996, which is the last day on which Hilcoast traded before the announcement of the intended going private transaction on August 12, 1996.

Patricof & Co. Capital Corp.                                       APPENDIX A-2





           SUMMARY OF COMPARATIVE COMPANY FINANCIAL STATISTICS (LTM)(1)
                                ($ IN THOUSANDS)




                                                                               Net Income
                                                                   Profit     Available to
                       Assets    Revenues    EBITDA(2)  EBIT(2)  Before Tax      Common
                      ---------  ---------   ---------  --------  ----------  ------------
Engle Homes           $ 271,590  $ 291,068    $ 25,123  $ 21,969   $ 12,015       $ 7,449

Lennar Corporation    1,725,183  1,078,878     187,683   176,067    130,180        79,409

Oriole Homes            181,993     95,337       7,987     6,187       (774)         (689)

U.S. Home               958,683  1,182,427     102,221    97,642     67,430        42,641

Median                  615,137    684,973

Hilcoast Development     52,317     44,272       6,002     4,705       (313)         (209)





----------------------------------
(1) Latest twelve months (LTM) ended: 7/31/96 for Engle Homes, 8/31/96 for Lennar Corporation, 6/30/96 for Oriole Homes, 9/30/96 for U.S. Home, and 9/30/96 for Hilcoast.
(2) EBITDA and EBIT exclude not only the interest expense line item, but also interest included in cost of sales, which is often not explicit in the companies' financial statements and therefore must be calculated or estimated.


NOTE: All data excludes non-recurring items and, in the case of net income available to common, their estimated net tax effect.




Hillcoast Development Corp.                   2                     Confidential

Patricof & Co. Capital Corp.                                        APPENDIX A-3





   SUMMARY OF COMPARATIVE COMPANY FINANCIAL STATISTICS (THREE YEAR AVERAGE
                                  1993-1995)
                               ($ IN THOUSANDS)



                                                                                 Net Income
                                                                      Profit    Available to
                       Assets    Revenues    EBITDA(1)     EBIT(1)  Before Tax     Common
                     ----------  --------  -------------  --------  ----------  -------------
Engle Homes          $  195,164  $199,348       $ 19,396  $ 16,859    $ 10,611       $ 6,595

Lennar Corporation    1,310,358   784,353        144,527   134,978     103,085        63,701

Oriole Homes            181,960   102,630         14,300    12,632       3,557         2,125

U.S. Home               758,044   971,778         85,302    79,229      48,079        30,953

Median                  476,604   491,850

Hilcoast Development     63,094    44,622          6,387     5,190         846            66





---------------------------------
(1) EBITDA and EBIT exclude not only the interest expense line item, but also interest included in cost of sales, which is often not explicit in the companies' financial statements and therefore must be calculated or estimated.

NOTE: All data excludes non-recurring items and, in the case of net income available to common, their estimated net tax effect.




Hillcoast Development Corp.                   3                     Confidential

Patricof & Co. Capital Corp.                                        APPENDIX A-4





                 COMPARATIVE COMPANY VALUATION MULTIPLES (LTM)



                                                            TEV/
                        TEV/     TEV/   TEV/   MV Common/   Book
                      Revenues  EBITDA  EBIT   Net Income  Assets
                      --------  ------  -----  ----------  ------
Engle Homes               0.7x    8.0x   9.1x        6.9x    0.7x

Lennar Corporation        1.5x    8.8x   9.4x       10.1x    1.0x

Oriole Homes              1.3x   15.0x  19.4x      -49.9x    0.7x

U.S. Home                 0.5x    6.3x   6.6x        5.9x    0.7x

Median                    1.0x    8.4x   9.3x        6.4x    0.7x

Hilcoast Development      1.2x    8.9x  11.4x      -52.8x    1.0x








Hillcoast Development Corp.                   4                     Confidential

Patricof & Co. Capital Corp.                                      APPENDIX A-5





     COMPARATIVE COMPANY VALUATION MULTIPLES (THREE YEAR AVERAGE 1993-1995)


                                                                           TEV/
                                       TEV/     TEV/   TEV/   MV Common/   Book
                                     Revenues  EBITDA  EBIT   Net Income  Assets
                                     --------  ------  -----  ----------  ------
Engle Homes                              1.0x   10.3x  11.9x        7.8x    1.0x

Lennar Corporation                       2.1x   11.5x  12.3x       12.6x    1.3x

Oriole Homes                             1.2x    8.4x   9.5x       16.2x    0.7x

U.S. Home                                0.7x    7.6x   8.2x        8.2x    0.9x

Median                                   1.1x    9.3x  10.7x       10.4x    0.9x

Hilcoast Development                     1.2x    8.4x  10.3x      166.8x    0.8x





Hillcoast Development Corp.                   5                     Confidential

Patricof & Co. Capital Corp.                                       APPENDIX A-6




                COMPARATIVE COMPANY TRENDS IN REVENUE AND INCOME
                            (In Relatives, 1993=100)


REVENUE               1993  1994  1995  LTM
                      ----  ----  ----  ---
Engle Homes            100   161   175  212
Lennar Corporation     100   123   131  162
Oriole Homes           100   113    77   90
U.S. Home              100   123   136  146

Median                 100   123   134  154

Hilcoast Development   100   134   145  125

EBITDA                1993  1994  1995  LTM
                      ----  ----  ----  ---
Engle Homes            100   140   125  158
Lennar Corporation     100   121   134  154
Oriole Homes           100   103    40   45
U.S. Home              100   112   119  132

Median                 100   116   122  143

Hilcoast Development   100   127   160  121

EBIT                  1993  1994  1995  LTM
                      ----  ----  ----  ---
Engle Homes            100   140   115  154
Lennar Corporation     100   124   137  157
Oriole Homes           100   102    33   38
U.S. Home              100   120   128  143

Median                 100   122   121  148

Hilcoast Development   100   133   174  123




Hillcoast Development Corp.                   6                     Confidential

Patricof & Co. Capital Corp.                                       APPENDIX A-7




                COMPARATIVE COMPANY TRENDS IN REVENUE AND INCOME
                            (In Relatives, 1993=100)




   PROFIT BEFORE TAX  1993  1994  1995   LTM
                      ----  ----  -----  ----
Engle Homes            100   120    94   119
Lennar Corporation     100   136   141   159
Oriole Homes           100   109   (29)  (13)
U.S. Home              100   161   181   207

Median                 100   128   117   139

Hilcoast Development   100   149   491   (91)

NET INCOME            1993  1994  1995   LTM
                      ----  ----  -----  ----
Engle Homes            100   120    94   118
Lennar Corporation     100   130   134   151
Oriole Homes           100   111   (35)  (19)
U.S. Home              100   142   160   185

Median                 100   125   114   135

Hilcoast Development   100    72  (240)   71




Hillcoast Development Corp.                   7                     Confidential

Patricof & Co. Capital Corp.                                       APPENDIX A-8




                       COMPARATIVE COMPANY PROFIT MARGINS
                                (% of Revenues)


                                           3 YEAR
EBITDA                1993   1994   1995   AVERAGE   LTM
                      -----  -----  -----  -------  -----
Engle Homes           11.6%  10.1%   8.3%    10.0%   8.6%
Lennar Corporation    18.4%  18.1%  18.8%    18.4%  17.4%
Oriole Homes          16.7%  15.2%   8.5%    13.5%   8.4%
U.S. Home              9.5%   8.7%   8.3%     8.8%   8.6%

Median                14.1%  12.6%   8.4%    11.7%   8.6%

Hilcoast Development  14.0%  13.3%  15.4%    14.3%  13.6%

                                           3 YEAR
EBIT                  1993   1994   1995   AVERAGE   LTM
                      -----  -----  -----  -------  -----
Engle Homes           10.4%   9.0%   6.9%     8.7%   7.5%
Lennar Corporation    16.9%  17.1%  17.6%    17.2%  16.3%
Oriole Homes          15.2%  13.7%   6.5%    11.8%   6.5%
U.S. Home              8.4%   8.2%   7.9%     8.2%   8.3%

Median                12.8%  11.4%   7.4%    10.3%   7.9%

Hilcoast Development  10.8%  10.8%  13.0%    11.5%  10.6%




Hillcoast Development Corp.                   8                     Confidential

Patricof & Co. Capital Corp.                                      APPENDIX A-9




                       COMPARATIVE COMPANY PROFIT MARGINS
                                (% of Revenues)



                                                        3 YEAR
PROFIT BEFORE TAX        1993       1994       1995     AVERAGE     LTM
                      ---------  ---------  ---------  -------  ---------
Engle Homes                7.4%       5.5%       4.0%     5.6%       4.1%
Lennar Corporation        12.3%      13.7%      13.3%    13.1%      12.1%
Oriole Homes               5.6%       5.4%      -2.1%     3.0%      -0.8%
U.S. Home                  4.0%       5.3%       5.3%     4.9%       5.7%

Median                     6.5%       5.5%       4.7%     5.2%       4.9%

Hilcoast Development       1.0%       1.1%       3.3%     1.8%      -0.7%


                                                       3 YEAR
NET INCOME              1993       1994       1995     AVERAGE     LTM
                      ---------  ---------  ---------  -------  ---------
Engle Homes                4.6%       3.4%       2.5%     3.5%       2.6%
Lennar Corporation         7.9%       8.3%       8.1%     8.1%       7.4%
Oriole Homes               3.4%       3.3%      -1.5%     1.7%      -0.7%
U.S. Home                  2.8%       3.3%       3.3%     3.2%       3.6%

Median                     4.0%       3.4%       2.9%     3.3%       3.1%

Hilcoast Development      -0.8%      -0.4%       1.4%     0.0%      -0.5%





Hillcoast Development Corp.                  9                     Confidential

Patricof & Co. Capital Corp.                                      APPENDIX A-10




                COMPARATIVE COMPANY RETURN ON ASSETS AND EQUITY


RETURN ON ASSETS (1)                                     3 YEAR
                         1993        1994       1995     AVERAGE     LTM
                      ----------  ----------  ---------  -------  ---------
Engle Homes                 7.9%        7.3%       4.3%     6.1%       4.7%
Lennar Corporation          7.5%        9.0%       8.4%     8.4%       8.3%
Oriole Homes                3.5%        3.5%      -0.9%     2.0%      -0.4%
U.S. Home                   5.3%        7.3%       7.4%     6.8%       7.6%

Median                      6.4%        7.3%       5.9%     6.5%       6.1%

Hilcoast Development        0.5%        0.8%       2.7%     1.3%      -0.6%


RETURN ON EQUITY (2)                                     3 YEAR
                         1993        1994       1995     AVERAGE     LTM
                      ----------  ----------  ---------  -------  ---------
Engle Homes                11.4%       12.2%       8.4%    10.5%       9.9%
Lennar Corporation         13.3%       13.6%      12.3%    13.2%      12.7%
Oriole Homes                4.7%        5.1%      -1.7%     2.8%      -0.9%
U.S. Home                  17.6%       13.5%      12.3%    14.4%      13.0%

Median                     12.4%       12.8%      10.4%    11.9%      11.3%

Hilcoast Development      -12.7%      -10.1%      33.0%     3.0%      -9.9%



----------------------------------
(1)  Profit before tax/average total assets.
(2) Net income available to common shareholders/ average common book equity.



Hillcoast Development Corp.                  10                     Confidential

Patricof & Co. Capital Corp.                                      APPENDIX A-11




                   COMPARATIVE COMPANY DEBT TO EQUITY RATIOS




  DEBT/COMMON EQUITY                                 3 YEAR
                        1993      1994      1995    AVERAGE     LTM
                      --------  --------  --------  --------  --------
Engle Homes             114.6%    154.4%    207.8%    158.9%    203.9%
Lennar Corporation      113.7%    106.0%    104.6%    108.1%    130.4%
Oriole Homes            107.3%    105.6%    133.1%    115.3%    129.1%
U.S. Home               160.3%    116.0%    112.1%    129.4%    114.2%

Median                  114.1%    111.0%    122.6%    122.4%    129.8%

Hilcoast Development  2,422.8%  2,499.3%  2,138.6%  2,353.6%  2,214.3%






Hillcoast Development Corp.                  11                     Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-1

                      HILCOAST DEVELOPMENT CORP. - CASE A
                         DISCOUNTED CASH FLOW ANALYSIS
                               TABLE OF CONTENTS




         Calculation of the Unlevered Cost of Capital              2

         Discounted Cash Flow Valuation Summary                    3

         Build Out Projections - Delivery                          4

         Build Out Projections - Cash Flow                         5

         Build Out Debt Schedule - Credit Lines                    6

         Build Out Debt Schedule - Other Debt                      7

         Recreation Lease DCF Analysis                             8



Hilcoast Development Corp.                                     Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-2


                      HILCOAST DEVELOPMENT CORP. - CASE A
                  CALCULATION OF THE UNLEVERED COST OF CAPITAL
                                ($ IN THOUSANDS)



                                   Levered      MV        MV         Tax       E/       Unlevered
                                  Beta (1)  Equity (2) Debt (3)    Rate (4)  (E+(1-t)D)    Beta
                                  --------  ---------- --------    --------  ---------- ---------
Hilcoast Development                0.60     $11,037   $45,348       37.6%     0.28      0.17

CALCULATION OF THE UNLEVERED COST OF CAPITAL USING THE CAPITAL ASSET PRICING MODEL (CAPM)

Unlevered beta of Hilcoast (B)                                       0.17
Market risk premium (Rm-Rf) (5)                                      7.40%
Risk free rate (Rf) (6)                                              6.92%
Small company premium (7)                                            3.60%
Company specific risk                                                1.00%

Unlevered cost of capital (Ru)  (8)                                  12.8%

Hilcoast Value per Share                                            $5.75

Hilcoast Value per Share (Diluted) (9)                              $5.44

                        DISCOUNT RATE SENSITIVITY                                                      DISCOUNT RATE SENSITIVITY
                  12.5%     13.0%      13.5%     14.0%                                          12.5%    13.0%      13.5%      14.0%
 Case A          $6.06     $5.48      $4.93     $4.42     $3.94        Case A - Diluted        $5.74    $5.19      $4.67      $4.19
 Case B           6.09      5.50       4.95      4.44      3.96        Case B - Diluted         5.76     5.21       4.69       4.21
 Average          6.08      5.49       4.94      4.43      3.95        Average                  5.75     5.20       4.68       4.20



NOTE: The unlevered cost of capital is used to discount the unlevered free cash flows of the Company instead of the weighted average cost of capital ("WACC") due to Hilcoast's continually changing capital structure. Discounting the free cash flow before interest by Ru and adding the discounted value of the interest rate tax shields will theorectically yield the same results as discounting the free cash flow before interest by a WACC which fluctuates in each discounting period according to a firm's changing capital structure.


----------------------
(1) Based on a $4.6719 stock price, the 30-day average closing price as of August 12, 1996, the last day the stock traded before the announced transaction.
(2)  Source:  Bloomberg.
(3)  Assumes book value of debt approximates market value.
(4) Tax rate is assumed to be 37.6%, the long- term tax rate of Hilcoast after the build out.
(5) Large company total stock returns minus long-term government bond income returns (20 year U.S. Treasury coupon note yield) for 1926-1995, based on arithmetic mean returns derived by Ibbotson & Associates. (Source:
     Stocks, Bonds, Bills, and Inflation, 1995 Yearbook, by Ibbotson and Associates, Inc.)
(6) Represents the average closing interest rate on a twenty year U.S. Treasury Note for the 40 trading days ended November 8, 1996, as reported by the Wall Street Journal.
(7) Equals small company stock total returns minus large company stock total returns for 1926-1995, based on arithmetic mean returns as calculated by Ibbotson and Associates (Source: same as above). Ibbotson defines the small stock index as those company's with an equity capitalization below $171 million.
(8) Calculated using the CAPM, where Ru = Rf + (B* (Rm - Rf)) plus the small company premium plus the company specific risk.
(9) Assumes that all 269,000 of the exercisable options at July 31, 1996 are exercised at $4.625 per share.


Hilcoast Development Corp.                                     Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-3

                      HILCOAST DEVELOPMENT CORP. - CASE A
                     DISCOUNTED CASH FLOW VALUATION SUMMARY
                                ($ IN THOUSANDS)


                                              FISCAL YEAR ENDED JULY 31, 1997          FISCAL YEAR ENDED JULY 31, 1998
                                          --------------------------------------    ------------------------------------
                                            1Q         2Q         3Q        4Q        1Q         2Q       3Q        4Q
                                          -------    ------     ------    ------    ------     ------   ------    ------
Cash flow before taxes and interest       $ 2,386    $2,260     $3,414    $3,883    $5,020     $2,774   $9,791    $5,893
Net taxes (1)                                 (87)      (87)       (87)      (87)      (87)       (87)     (87)      (87)
Working capital                                 0         0          0         0         0       (478)    (478)     (478)
Escrow                                          0         0          0         0         0          0        0      (560)
                                          -------    ------     ------    ------    ------     ------   ------    ------
Free cash flow from Build Out               2,299     2,173      3,327     3,796     4,933      2,209    9,226     4,768

Value of rec leases at 7/31/98                                                                                    34,496

Additional Cash Flows for Case B:
Boca Administration Building              $     0    $    0     $    0    $    0    $    0     $    0   $    0    $    0
Commercial Buildings at CV                      0         0          0         0         0          0        0         0
Sales of Tract A and Tract T                    0         0          0         0         0          0        0         0
Golf Course after Build Out (2)                 0         0          0         0         0          0        0         0
Value of NewCen Realty, Pines Master Mgt.       0         0          0         0         0          0        0         0
Litigation                                      0         0          0         0         0          0        0         0

Net value of Glen Abbey                         0         0          0         0         0          0        0         0
                                          -------    ------     ------    ------    ------     ------   ------    ------
Total                                           0         0          0         0         0          0        0         0

Total cash flow                             2,299     2,173      3,327     3,796     4,933      2,209    9,226    39,264

Discounted @ Ru (3)                         2,299     2,109      3,133     3,469     4,375      1,901    7,705    31,819

Total Present Value of Enterprise         $57,586
Net Debt (excl. Glen Abbey) (4)           (44,007)
                                          -------
Implied Equity Value                      $13,579

Implied Equity Value per Share            $  5.75


                                                FISCAL YEAR ENDED JULY 31, 1999
                                            ---------------------------------------
                                              1Q         2Q         3Q         4Q
                                            ------     ------     ------     ------
Cash flow before taxes and interest         $2,254
Net taxes (1)                                  (87)
Working capital                               (479)
Escrow                                        (700)
                                            ------
Free cash flow from Build Out                  988

Value of rec leases at 7/31/98

Additional Cash Flows for Case B:
Boca Administration Building                $    0     $    0     $    0     $    0
Commercial Buildings at CV                       0          0          0          0
Sales of Tract A and Tract T                     0          0          0          0
Golf Course after Build Out (2)                  0          0          0          0
Value of NewCen Realty, Pines Master Mgt.        0          0          0          0
Litigation                                       0          0          0          0

Net value of Glen Abbey                          0          0          0          0
                                            ------     ------     ------     ------
Total                                            0          0          0          0

Total cash flow                                988          0          0          0

Discounted @ Ru (3)                            777          0          0          0

Total Present Value of Enterprise
Net Debt (excl. Glen Abbey) (4)

Implied Equity Value

Implied Equity Value per Share



--------------------
(1) Taxes paid are lowered to include the effects of the interest rate tax shield, as opposed to calculating its value separately.
(2) The Golf Course becomes part of the recreation leases one year after the Build Out. 1999 projections are based on 1998 projections and are net of taxes at a rate of 37.6%.
(3)  Discount back to October 31, 1996.
(4) Excludes the Glen Abbey debt and restricted cash. The Glen Abbey debt is netted against the value of the project.


Hilcoast Development Corp.                                     Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-4

                      HILCOAST DEVELOPMENT CORP. - CASE A
                       BUILD OUT PROJECTIONS - DELIVERIES
                                ($ IN THOUSANDS)

                                                                         NUMBER OF UNITS SOLD
                                   ----------------------------------------------------------------------------------------------
                                            FISCAL YEAR ENDED JULY 31, 1997                FISCAL YEAR ENDED JULY 31, 1998
                       AVE. SALES  -----------------------------------------------  ---------------------------------------------
                         PRICE     1Q        2Q         3Q        4Q      TOTAL       1Q       2Q       3Q        4Q       TOTAL
                       --------  ------    ------     ------    ------   -------    ------   ------   -------   ------    -------
 COMPLETED
 Suffolk H               $102         3         0          0         0         3         0        0         0        0          0
 Suffolk K                 75         5         3          1         0         9         0        0         0        0          0
 Suffolk L                 94         2         1          1         0         4         0        0         0        0          0
 Suffolk M                 87        10         2          2         0        14         0        0         0        0          0
 Suffolk N                 82         3         3          3         3        12         0        0         0        0          0
 Falmouth D                88         1         0          0         0         1         0        0         0        0          0
 Falmouth E               102         1         1          1         0         3         0        0         0        0          0
 Falmouth F                77         4         1          1         0         6         1        0         0        0          1

 UNDER CONSTRUCTION
 Suffolk O                 87        40         6          2         0        48         0        0         0        0          0
 Falmouth C                73        35        15          5         1        56         0        0         0        0          0
 Falmouth B                73         0        43          4         4        51         2        2         1        0          5
 Falmouth A                78         0        33          6         4        43         2        2         0        0          4
 Plymouth R                94         0         0         40        10        50         3        3         0        0          6
 Plymouth S                76         0         0         36        10        46         3        3         2        2         10
 Plymouth Q                76         0         0          0        45        45         4        3         3        3         13
 Plymouth P                94         0         0          0        34        34        10        5         4        3         22
 Plymouth O                76         0         0          0         0         0        42        4         4        4         54
 Plymouth N                90         0         0          0         0         0        35        9         4        4         52
 Plymouth M                90         0         0          0         0         0         0       30        10        5         45
 Plymouth K                90         0         0          0         0         0         0        0        45        7         52
 Plymouth J                90         0         0          0         0         0         0        0        35        7         42
 Plymouth H                76         0         0          0         0         0         0        0        24       15         39
 Plymouth L                76         0         0          0         0         0         0        0         0       40         40

 Gross sales                     $8,518    $8,248     $8,563    $9,239   $34,568    $8,475   $5,324   $11,417   $7,216    $32,432
 Incentive discounts               (147)      (95)       (50)      (25)     (317)        0        0         0     (200)      (200)
                                 ------    ------     ------    ------   -------    ------   ------   -------   ------    -------
 Net sales                       $8,371    $8,153     $8,513    $9,214   $34,251    $8,475   $5,324   $11,417   $7,016    $32,232
                                 ======    ======     ======    ======   =======    ======   ======   =======   ======    =======


                           NUMBER OF
                          UNITS SOLD
                          ----------           PROJECT
                              1Q                TOTAL
                            ------             -------
 COMPLETED
 Suffolk H                       0                   3
 Suffolk K                       0                   9
 Suffolk L                       0                   4
 Suffolk M                       0                  14
 Suffolk N                       0                  12
 Falmouth D                      0                   1
 Falmouth E                      0                   3
 Falmouth F                      0                   7

 UNDER CONSTRUCTION
 Suffolk O                       0                  48
 Falmouth C                      0                  56
 Falmouth B                      0                  56
 Falmouth A                      1                  48
 Plymouth R                      0                  56
 Plymouth S                      0                  56
 Plymouth Q                      2                  60
 Plymouth P                      0                  56
 Plymouth O                      2                  56
 Plymouth N                      4                  56
 Plymouth M                      3                  48
 Plymouth K                      4                  56
 Plymouth J                      6                  48
 Plymouth H                     21                  60
 Plymouth L                     16                  56

 Gross sales                $4,724             $71,724
 Incentive discounts          (300)               (817)
                            ------             -------
 Net sales                  $4,424             $70,907
                            ======             =======




Hilcoast Development Corp.                                     Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-5


                      HILCOAST DEVELOPMENT CORP. - CASE A
                             BUILD OUT PROJECTIONS
                                ($ IN THOUSANDS)

                                                      FISCAL YEAR ENDED JULY 31, 1997
                                              -----------------------------------------------
                                                1Q        2Q         3Q        4Q      TOTAL
                                              ------    ------     ------    ------  --------
Closings- number of deliveries                   104       108        102       111       425
Net sales revenues                            $8,371    $8,153     $8,513    $9,214   $34,251

Building costs                                 4,600     4,600      4,400     4,400    18,000
Onsite improvements                              750       750        500       500     2,500
Community wide improvements                       30        30         25       275       360
Real estate taxes                                  0        90          0         0        90
Contingencies                                     10        10         10        10        40
Warranty reserve                                   0         0          0         0         0
Rec facilities
 Health club                                     130         0          0         0       130
 Satellite pools                                  50       100         20         0       170
                                              ------    ------     ------    ------  --------
Total construction expenses                    5,570     5,580      4,955     5,185    21,290

Selling and marketing                          1,000     1,100      1,000       900     4,000
General and administrative                       100       100        100       100       400
                                              ------    ------     ------    ------  --------
Total non-construction expenses                1,100     1,200      1,100     1,000     4,400

Net cash flow from Build Out                   1,701     1,373      2,458     3,029     8,561
NewCen Golf Course                               (70)       50        160       (30)      110
NewCen Realty                                     60       100         20        40       220
Pines Master Management                           10        20         10        10        50
Boca Administration Building                     (20)      (20)       (20)      (20)      (80)
Recreation Leases                                850       900        950     1,000     3,700
Hilcoast Title                                    25        27         26        24       102
Severance payments                                 0         0          0         0         0
Corporate overhead (net advisory fee)           (170)     (190)      (190)     (170)     (720)
                                              ------    ------     ------    ------  --------
Cash Flow before Interest, Taxes, and          2,386     2,260      3,414     3,883    11,943
 Changes in Working Capital

Interest expense (2)                          (1,198)   (1,168)    (1,133)   (1,048)
Taxes (3)                                        (87)      (87)       (87)      (87)
                                              ------    ------     ------    ------
Cash flow before WC changes                    1,101     1,005      2,194     2,748

Working capital (4)                                0         0          0         0
Escrow (5)                                         0         0          0         0
                                              ------    ------     ------    ------
Available cash flow for debt repayment        $1,101    $1,005     $2,194    $2,748
                                              ======    ======     ======    ======


                                                     FISCAL YEAR ENDED JULY 31, 1998           1999 (1)
                                              ---------------------------------------------    --------
                                                1Q       2Q       3Q        4Q       TOTAL        1Q
                                              ------  -------  --------  -------    -------     ------
Closings- number of deliveries                   102       61       132       90        385         59
Net sales revenues                            $8,475  $ 5,324  $ 11,417  $ 7,016    $32,232     $4,424

Building costs                                 2,600    2,000     1,550    1,000      7,150        300
Onsite improvements                              500      400       300      270      1,470        100
Community wide improvements                       10        0         0        0         10          0
Real estate taxes                                  0       40         0        0         40          0
Contingencies                                     60       90       100      100        350        100
Warranty reserve                                   0        0         0       50         50        250
Rec facilities
 Health club                                       0        0         0        0          0          0
 Satellite pools                                  50      100        20        0        170          0
                                              ------  -------  --------  -------    -------     ------
Total construction expenses                    3,220    2,630     1,970    1,420      9,240        750

Selling and marketing                          1,000      900       700      600      3,200        500
General and administrative                       100       80        70       60        310         50
                                              ------  -------  --------  -------    -------     ------
Total non-construction expenses                1,100      980       770      660      3,510        550

Net cash flow from Build Out                   4,155    1,714     8,677    4,936     19,482      3,124
NewCen Golf Course                               (70)      50       160      (30)       110          0
NewCen Realty                                     60      100        20       40        220          0
Pines Master Management                           10       20        10       10         50          0
Boca Administration Building                       0        0         0        0          0          0
Recreation Leases                              1,020    1,030     1,040    1,050      4,140          0
Hilcoast Title                                    15       20        34       27         96         10
Severance payments                                 0        0         0        0          0       (750)
Corporate overhead (net advisory fee)           (170)    (160)     (150)    (140)      (620)      (130)
                                              ------  -------  --------  -------    -------     ------
Cash Flow before Interest, Taxes, and          5,020    2,774     9,791    5,893     23,478      2,254
 Changes in Working Capital

Interest expense (2)                            (960)    (899)     (818)    (721)                    0
Taxes (3)                                        (87)     (87)      (87)     (87)                  (87)
                                              ------  -------  --------  -------                ------
Cash flow before WC changes                    3,973    1,788     8,886    5,085                 2,167

Working capital (4)                                0     (478)     (478)    (478)                 (479)
Escrow (5)                                         0        0         0     (560)                 (700)
                                              ------  -------  --------  -------                ------
Available cash flow for debt repayment        $3,973  $ 1,310  $  8,408  $ 4,047                $  988
                                              ======  =======  ========  =======                ======

(1) The first quarter of 1999 excludes cash flow from the Golf Course, NewCen Realty, Pines Master Management and the recreation leases, as they are accounted for elsewhere in Case B.
(2) Interest expense excludes interest (as the revenues exclude Glen Abbey revenues) on the Glen Abbey Note because Glen Abbey is valued elsewhere.
(3) Taxes are calculated based upon Hilcoast management estimate that income taxes payable in 1997 and 1998 would be $391,000 in each year under their most optimistic scenario. This same aggregate amount of tax is then spread evenly among the nine quarters of the build out.
(4) The net cash effect of the elimination of $2.5 million of non-construction accounts payable netted against $1 million of other assets.
(5) The net cash effect of the elimination of $2.0 million of customer deposits, offset by $773,000 of restricted cash.


Hilcoast Development Corp.                                     Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-6

                      HILCOAST DEVELOPMENT CORP. - CASE A
                     BUILD OUT DEBT SCHEDULE - CREDIT LINES
                                ($ IN THOUSANDS)

PRIME                               8.25%             FISCAL YEAR ENDED JULY 31, 1997
                                              -----------------------------------------------
                                                1Q        2Q         3Q        4Q       TOTAL
                                              ------    ------     ------    ------    ------
CONSTRUCTION LOAN I - $7.5 MILLION
Beginning balance                             $7,500    $7,500     $7,500    $7,500
Principal reductions                               0         0          0      (568)     (568)
                                              ------    ------     ------    ------
Ending balance                                 7,500     7,500      7,500     6,932

Interest expense (1)               11.00%        206       206        206       198       817
Maximum available (at beg.)                   $7,500    $7,500     $7,500    $7,500
Fee on unused portion               1.80%          0         0          0         1         1

CONSTRUCTION LOAN II - $7.5-$10.5 MILLION
Beginning balance                             $3,000    $3,000     $3,000    $2,179
Principal reductions                               0         0       (821)   (2,179)   (3,000)
                                              ------    ------     ------    ------
Ending balance                                 3,000     3,000      2,179         0

Interest expense (1)               11.25%         84        84         73        31       272
Maximum available (at beg.)                   $3,000    $3,000     $3,000    $3,000
Fee on unused portion               0.90%          0         0          1         4         5

CONSTRUCTION LOAN III - $10.5-$13.0 MILLION
Beginning balance                             $2,500    $2,030     $1,373    $    0
Principal reductions                            (470)     (657)    (1,373)        0    (2,500)
                                              ------    ------     ------    ------
Ending balance                                 2,030     1,373          0         0

Interest expense (1)               12.50%         71        53         21         0       145
Maximum available (at beg.)                   $2,500    $2,500     $2,500    $  500
Fee on unused portion               0.90%          1         2          4         1         8

CONSTRUCTION LOAN IV - >$13.0 MILLION
Beginning balance                               $415    $    0     $    0    $    0
Principal reductions                            (415)        0          0         0      (415)
                                              ------    ------     ------    ------
Ending balance                                     0         0          0         0

Interest expense (1)               12.00%          6         0          0         0         6
Maximum available (at beg.)                   $2,000    $2,000     $    0    $    0
Fee on unused portion               0.90%          4         5          0         0         9


PRIME                                          FISCAL YEAR ENDED JULY 31, 1997
                                        ---------------------------------------------
                                          1Q       2Q        3Q       4Q       TOTAL
                                        ------   ------    ------   ------     ------
CONSTRUCTION LOAN I - $7.5 MILLION
Beginning balance                       $6,932   $2,959    $1,649   $    0     $6,932
Principal reductions                    (3,973)  (1,310)   (1,649)       0     (6,932)
                                        ------   ------    ------   ------
Ending balance                           2,959    1,649         0        0

Interest expense (1)                       136       63        23        0        222
Maximum available (at beg.)             $7,500   $7,500    $7,500   $7,500
Fee on unused portion                       11       23        30       34         99

CONSTRUCTION LOAN II - $7.5-$10.5 MILLION
Beginning balance                       $    0   $    0    $    0   $    0
Principal reductions                         0        0         0        0          0
                                        ------   ------    ------   ------
Ending balance                               0        0         0        0

Interest expense (1)                         0        0         0        0          0
Maximum available (at beg.)             $    0   $    0    $    0   $    0
Fee on unused portion                        0        0         0        0          0

CONSTRUCTION LOAN III - $10.5-$13.0 MILLION
Beginning balance                       $    0   $    0    $    0   $    0
Principal reductions                         0        0         0        0          0
                                        ------   ------    ------   ------
Ending balance                               0        0         0        0

Interest expense (1)                         0        0         0        0          0
Maximum available (at beg.)             $    0   $    0    $    0   $    0
Fee on unused portion                        0        0         0        0          0

CONSTRUCTION LOAN IV - >$13.0 MILLION
Beginning balance                       $    0   $    0    $    0   $    0
Principal reductions                         0        0         0        0          0
                                        ------   ------    ------   ------
Ending balance                               0        0         0        0

Interest expense (1)                         0        0         0        0          0
Maximum available (at beg.)             $    0   $    0    $    0   $    0
Fee on unused portion                        0        0         0        0          0


--------------------
(1) Calculated using the average of the debt outstanding at the beginning and the end of each quarter.


Hilcoast Development Corp.                                     Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-7

                      HILCOAST DEVELOPMENT CORP. - CASE A
                      BUILD OUT DEBT SCHEDULE - OTHER DEBT
                                ($ IN THOUSANDS)

                                                     FISCAL YEAR ENDED JULY 31, 1997
                                             -----------------------------------------------
                                               1Q        2Q         3Q        4Q       TOTAL
                                             -------   -------    -------   -------   ------
TERM LOAN
Beginning balance                            $25,000   $25,000    $25,000   $25,000
Principal reductions                               0         0          0         0         0
                                             -------   -------    -------   -------
Ending balance                                25,000    25,000     25,000    25,000

Interest expense (1)               11.00%        688       688        688       688     2,750

TRACT F LOAN
Beginning balance                            $   564   $   348    $     0   $     0
Release price                                   (216)     (348)         0         0      (564)
                                             -------   -------    -------   -------
Ending balance                                   348         0          0         0

Interest expense (1)               12.00%         14         5          0         0        19

PREFERRED STOCK REDEMPTION NOTE
Beginning balance                            $ 5,000   $ 5,000    $ 5,000   $ 5,000
Principal reductions                               0         0          0         0         0
                                             -------   -------    -------   -------
Ending balance                                 5,000     5,000      5,000     5,000

Interest expense (1)               10.00%        125       125        125       125       500


DEBT SERVICE CALCULATION
Interest                                     $ 1,194   $ 1,162    $ 1,113   $ 1,042   $ 4,510
Fee on unused portion                              5         6          5         7        23
Letter of credit fee                               0         0         15         0        15
                                             -------   -------    -------   -------   -------
Total Interest Expense                         1,198     1,168      1,133     1,048     4,548

Principal reductions                           1,101     1,005      2,194     2,748     7,047
                                             -------   -------    -------   -------   -------
Total Debt Service                           $ 2,299   $ 2,173    $ 3,327   $ 3,796   $11,595
                                             =======   =======    =======   =======   =======


Available Cash Flow                          $ 1,101   $ 1,005    $ 2,194   $ 2,748
Release                                          216       348          0         0
                                             -------   -------    -------   -------
Available for Construction Loan Repayment    $   885   $   657    $ 2,194   $ 2,748
                                             =======   =======    =======   =======


                                            FISCAL YEAR ENDED JULY 31, 1997
                                     ---------------------------------------------
                                       1Q        2Q        3Q       4Q       TOTAL
                                     -------  -------   -------  -------     -----
TERM LOAN

Beginning balance                    $25,000  $25,000   $25,000  $25,000
Principal reductions                       0        0         0        0          0
                                     -------  -------   -------  -------
Ending balance                        25,000   25,000    25,000   25,000

Interest expense (1)                     688      688       688      688      2,750

TRACT F LOAN
Beginning balance                    $     0  $     0   $     0  $     0
Release price                              0        0         0        0          0
                                     -------  -------   -------  -------
Ending balance                             0        0         0        0

Interest expense (1)                       0        0         0        0          0

PREFERRED STOCK REDEMPTION NOTE
Beginning balance                    $ 5,000  $ 5,000   $ 5,000  $     0
Principal reductions                       0        0    (5,000)       0     (5,000)
                                     -------  -------   -------  -------
Ending balance                         5,000    5,000         0        0

Interest expense (1)                     125      125        63        0        313


DEBT SERVICE CALCULATION
Interest                             $   948  $   876   $   773  $   688     $3,285
Fee on unused portion                     11       23        30       34         99
Letter of credit fee                       0        0        15        0         15
                                     -------  -------   -------  -------     ------
Total Interest Expense                   960      899       818      721      3,398

Principal reductions                   3,973    1,310     6,649        0      3,512
                                     -------  -------   -------  -------     ------
Total Debt Service                   $ 4,933  $ 2,209   $ 7,466  $   721     $6,910
                                     =======  =======   =======  =======     ======

Available Cash Flow                  $ 3,973  $ 1,310   $ 8,408  $ 4,047
Release                                    0        0         0        0
                                     -------  -------   -------  -------
Available for Construction Loan
  Repayment                          $ 3,973  $ 1,310   $ 8,408  $ 4,047
                                     =======  =======   =======  =======




--------------------
(1) Calculated using the average of the debt outstanding at the beginning and the end of each quarter.


Hilcoast Development Corp.                                          Confidential

Patricof & Co. Capital Corp.                                    APPENDIX B-8

                      HILCOAST DEVELOPMENT CORP. - CASE A
                         RECREATION LEASE DCF ANALYSIS
                                ($ IN THOUSANDS)


                                 OPERATING                                                                 DISCOUNTED
         YEAR ENDED                CASH         TAX    OPERATING                         TAX    FREE CASH  FREE CASH
          JULY 31,                 FLOW         DEPR.   INCOME    TAXES (1)  INCOME      DEPR.     FLOW      FLOW
         ----------              ---------     ------  ---------  ---------  ------      ------ ---------  ----------
           1999                   $4,174       ($969)   $3,205    ($1,205)   $2,000      $969    $ 2,969  $ 2,796
           2000                    4,285        (849)    3,436     (1,292)    2,144       849      2,993    2,499
           2001                    4,418        (738)    3,680     (1,384)    2,296       738      3,034    2,247
           2002                    4,559        (733)    3,826     (1,439)    2,387       733      3,120    2,049
           2003                    4,669        (695)    3,974     (1,494)    2,480       695      3,175    1,849
           2004                    4,774        (693)    4,081     (1,534)    2,547       693      3,240    1,673
           2005                    4,872        (693)    4,179     (1,571)    2,608       693      3,301    1,512
           2006                    4,961        (693)    4,268     (1,605)    2,663       693      3,356    1,363
           2007                    5,047        (693)    4,354     (1,637)    2,717       693      3,410    1,228
           2008                    5,128        (601)    4,527     (1,702)    2,825       601      3,426    1,094
           2009                    5,208        (494)    4,714     (1,772)    2,942       494      3,436      973
           2010                    5,287        (468)    4,819     (1,812)    3,007       468      3,475      873
           2011                    5,366        (439)    4,927     (1,853)    3,074       439      3,513      783
           2012                    5,441        (419)    5,022     (1,888)    3,134       419      3,553      702
           2013                    5,517        (414)    5,103     (1,919)    3,184       414      3,598      630
           2014                    5,591        (404)    5,187     (1,950)    3,237       404      3,641      565
           2015                    5,639        (400)    5,239     (1,970)    3,269       400      3,669      505
           2016                    5,685        (400)    5,285     (1,987)    3,298       400      3,698      452
           2017                    5,720        (399)    5,321     (2,001)    3,320       399      3,719      403
           2018                    5,745        (399)    5,346     (2,010)    3,336       399      3,735      359
           2019                    5,763        (399)    5,364     (2,017)    3,347       399      3,746      319
           2020                    5,775        (399)    5,376     (2,021)    3,355       399      3,754      284
           2021                    5,783        (399)    5,384     (2,024)    3,360       399      3,759      252
           2022                    5,784        (399)    5,385     (2,025)    3,360       399      3,759      223
           2023                    5,779        (399)    5,380     (2,023)    3,357       399      3,756      198
           2024                    5,769        (299)    5,470     (2,057)    3,413       299      3,712      173
                                                                                                          -------
                                                                                                  Total   $26,004
                                                                                                          =======
      TERMINAL VALUE
           2025                    5,750         (27)    5,723     (2,152)    3,571        27    $ 3,598

           Terminal Value in 2024, calculated as a perpetuity using 2025 free cash flow at Ru:   $28,186
                                                                    Discounted to  1998 at Ru:     1,317
                                                                                                                Ru =        12.8%

 Present Value of Free Cash Flow at 7/31/98            $26,004
 Present Value of Interest Tax Shield at 7/31/98         7,175
 Terminal Value of Free Cash Flow at 7/31/98             1,317
                                                       -------
 Total Value of Recreational Leases at 7/31/98         $34,496
                                                       =======

                                               DISCOUNTED
         YEAR ENDED        INTEREST   TAX (1)     TAX
          JULY 31,         EXPENSE    SHIELD     SHIELD
         ----------        --------   -------  ----------
           1999            $2,740     $1,030     $  970
           2000             2,717      1,022        853
           2001             2,691      1,012        749
           2002             2,662      1,001        657
           2003             2,630        989        576
           2004             2,594        975        504
           2005             2,554        960        440
           2006             2,509        943        383
           2007             2,459        925        333
           2008             2,403        904        289
           2009             2,341        880        249
           2010             2,272        854        215
           2011             2,195        825        184
           2012             2,109        793        157
           2013             2,013        757        133
           2014             1,905        716        111
           2015             1,785        671         92
           2016             1,652        621         76
           2017             1,503        565         61
           2018             1,336        502         48
           2019             1,151        433         37
           2020               944        355         27
           2021               713        268         18
           2022               455        171         10
           2023               167         63          3
           2024                 0          0          0
                                                 ------
                                      Total      $7,175
                                                 ======

-------------------
(1)  Assumes a tax rate of 37.6%.



Hilcoast Development Corp.                                     Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-1

                     HILCOAST DEVELOPMENT CORP. - CASE B
                        DISCOUNTED CASH FLOW ANALYSIS
                              TABLE OF CONTENTS




 Calculation of the Unlevered Cost of Capital              2

 Discounted Cash Flow Valuation Summary                    3

 Build Out Projections - Delivery                          4

 Build Out Projections - Cash Flow                         5

 Build Out Debt Schedule - Credit Lines                    6

 Build Out Debt Schedule - Other Debt                      7

 Recreation Lease DCF Analysis                             8

 Case B Additional Cash Flow Assumptions                   9

 Case B Additional Cash Flow Assumptions                  10



Hilcoast Development Corp.                                       Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-2

                     HILCOAST DEVELOPMENT CORP. - CASE B
                 CALCULATION OF THE UNLEVERED COST OF CAPITAL
                               ($ IN THOUSANDS)



                                                                     LEVERED       MV        MV         TAX       E/       UNLEVERED
                                                                    BETA (1)    EQUITY (2) DEBT (3)   RATE (4)  (E+(1-t)D)    BETA
                                                                    --------    ---------- --------   --------  ---------- ---------
Hilcoast Development                                                    0.60     $11,037   $45,348       37.6%     0.28      0.17

Calculation of the Unlevered Cost of Capital Using the Capital Asset Pricing Model (CAPM)

Unlevered beta of Hilcoast (B)                                                                           0.17
Market risk premium (Rm-Rf) (5)                                                                          7.40%
Risk free rate (Rf) (6)                                                                                  6.92%
Small company premium (7)                                                                                3.60%
Company specific risk                                                                                    1.50%

Unlevered cost of capital (Ru)  (8)                                                                      13.3%

Hilcoast Value per Share                                                                                $6.04

Hilcoast Value per Share (Diluted) (9)                                                                  $5.72

                          DISCOUNT RATE SENSITIVITY                                               DISCOUNT RATE SENSITIVITY
-------------------------------------------------------------       -------------------------------------------------------------
               12.5%     13.0%      13.5%     14.0%     14.5%                                12.5%    13.0%      13.5%      14.0%
              -----------------------------------------------       -------------------------------------------------------------
 Case A       $6.06     $5.48      $4.93     $4.42     $3.94        Case A - Diluted        $5.74    $5.19      $4.67      $4.19
 Case B        6.98      6.35       5.77      5.22      4.70        Case B - Diluted         6.61     6.02       5.46       4.94
 Average       6.52      5.92       5.35      4.82      4.32        Average                  6.18     5.60       5.07       4.56



NOTE: The unlevered cost of capital is used to discount the unlevered free cash flows of the Company instead of the weighted average cost of capital ("WACC") due to Hilcoast's continually changing capital structure. Discounting the free cash flow before interest by Ru and adding the discounted value of the interest rate tax shields will theoretically yield the same results as discounting the free cash flow before interest by a WACC which fluctuates in each discounting period according to a firm's changing capital structure.


--------------------
(1) Based on a $4.6719 stock price, the 30-day average closing price as of August 12, 1996, the last day the stock traded before the announced transaction.
(2)  Source:  Bloomberg.
(3)  Assumes book value of debt approximates market value.
(4) Tax rate is assumed to be 37.6%, the long- term tax rate of Hilcoast after the build out.
(5) Large company total stock returns minus long-term government bond income returns (20 year U.S. Treasury coupon note yield) for 1926-1995, based on arithmetic mean returns derived by Ibbotson & Associates. (Source: Stocks, Bonds, Bills, and Inflation, 1995 Yearbook, by Ibbotson and Associates, Inc.)
(6)  Represents the average closing interest rate on a twenty year U.S.
Treasury Note for the 40 trading days ended November 8, 1996, as reported by the Wall Street Journal.
(7) Equals small company stock total returns minus large company stock total returns for 1926-1995, based on arithmetic mean returns as calculated by Ibbotson and Associates (Source: same as above). Ibbotson defines the small stock index as those company's with an equity capitalization below $171 million.
(8) Calculated using the CAPM, where Ru = Rf + (B (Rm - Rf)) plus the small company premium plus the company specific risk.
(9) Assumes that all 269,000 of the exercisable options at July 31, 1996 are exercised at $4.625 per share.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-3


                     HILCOAST DEVELOPMENT CORP. - CASE B
                    DISCOUNTED CASH FLOW VALUATION SUMMARY
                               ($ IN THOUSANDS)




                                                   FISCAL YEAR ENDED JULY 31, 1997         FISCAL YEAR ENDED JULY 31, 1998
                                                -------------------------------------    ------------------------------------
                                                  1Q        2Q         3Q        4Q        1Q         2Q        3Q        4Q
                                                ------    ------     ------    ------    ------     ------   ------    ------
Cash flow before taxes and interest             $2,386    $2,260     $3,414    $3,883    $5,020     $2,774   $9,791    $5,893
Net taxes (1)                                      (87)      (87)       (87)      (87)      (87)       (87)     (87)      (87)
Working capital                                      0         0          0         0         0       (478)    (478)     (478)
Escrow                                               0         0          0         0         0          0        0      (560)
                                                ------    ------     ------    ------    ------     ------   ------    ------
Free cash flow from Build Out                    2,299     2,173      3,327     3,796     4,933      2,209    9,226     4,768

Value of rec leases at 7/31/98                                                                                         33,277

Additional Cash Flows for Case B:
Boca Administration Building                    $    0    $    0     $  172    $    8    $    8     $    8   $    8    $  187
Commercial Buildings at CV                           0         0          0         0         0          0        0         0
Sales of Tract A and Tract T                         0         0          0         0       172          0        0         0
Golf Course after Build Out (2)                      0         0          0         0         0          0        0         0
Value of NewCen Realty, Pines Master Mgt.            0         0          0         0         0          0        0       753
Litigation                                           0         0          0         0         0        132        0         0

Net value of Glen Abbey                            123         0          0         0         0          0        0         0
                                                ------    ------     ------    ------    ------     ------   ------    ------
Total                                              123         0        172         8       179        140        8       940

Total cash flow                                  2,422     2,173      3,499     3,804     5,112      2,349    9,234    38,985

Discounted @ Ru (3)                              2,422     2,106      3,287     3,465     4,514      2,010    7,660    31,349

Total Present Value of Enterprise              $58,267
Net Debt (excl. Glen Abbey) (4)                (44,007)
                                                ------
Implied Equity Value                           $14,260

Implied Equity Value per Share                 $  6.04


l                                                    FiSCAL YEAR ENDED JULY 31, 1999
                                                -------------------------------------
                                                  1Q        2Q         3Q         4Q
                                                ------   --------    -------  -------
Cash flow before taxes and interest            $ 2,254
Net taxes (1)                                      (87)
Working capital                                   (479)
Escrow                                            (700)
                                               -------
Free cash flow from Build Out                      988

Value of rec leases at 7/31/98

Additional Cash Flows for Case B:
Boca Administration Building                   $     0     $    0    $     0    $     0
Commercial Buildings at CV                         814          0          0          0
Sales of Tract A and Tract T                         0          0          0          0
Golf Course after Build Out (2)                    (44)        31        100        (19)
Value of NewCen Realty, Pines Master Mgt.            0          0          0          0
Litigation                                           0          0          0          0

Net value of Glen Abbey                              0          0          0          0
                                                ------   --------    -------    -------
Total                                              771         31        100        (19)

Total cash flow                                  1,759         31        100        (19)

Discounted @ Ru (3)                              1,371         24         73        (13)

Total Present Value of Enterprise
Net Debt (excl. Glen Abbey) (4)

Implied Equity Value

Implied Equity Value per Share





--------------------
(1) Taxes paid are lowered to include the effects of the interest rate tax shield, as opposed to calculating its value separately.
(2) The Golf Course becomes part of the recreation leases one year after the Build Out. 1999 projections are based on 1998 projections and are net of taxes at a rate of 37.6%.
(3)  Discount back to October 31, 1996.
(4) Excludes the Glen Abbey debt and restricted cash. The Glen Abbey debt is netted against the value of the project.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-4

                     HILCOAST DEVELOPMENT CORP. - CASE B
                      BUILD OUT PROJECTIONS - DELIVERIES
                               ($ IN THOUSANDS)


                                                                       NUMBER OF UNITS SOLD
                                       ----------------------------------------------------------------------------------------
                                        FISCAL YEAR ENDED JULY 31, 1997                     FISCAL YEAR ENDED JULY 31, 1998
                        AVE. SALES     --------------------------------------       -------------------------------------------
                          PRICE         1Q    2Q       3Q      4Q       TOTAL        1Q       2Q        3Q       4Q       TOTAL
                        ----------     ----  -----    -----   -----     -----       ----     ----      -----    -----     -----
 COMPLETED
 Suffolk H                  $102         3      0        0       0         3          0        0         0        0          0
 Suffolk K                    75         5      3        1       0         9          0        0         0        0          0
 Suffolk L                    94         2      1        1       0         4          0        0         0        0          0
 Suffolk M                    87        10      2        2       0        14          0        0         0        0          0
 Suffolk N                    82         3      3        3       3        12          0        0         0        0          0
 Falmouth D                   88         1      0        0       0         1          0        0         0        0          0
 Falmouth E                  102         1      1        1       0         3          0        0         0        0          0
 Falmouth F                   77         4      1        1       0         6          1        0         0        0          1

 UNDER CONSTRUCTION
 Suffolk O                    87        40      6        2       0        48          0        0         0        0          0
 Falmouth C                   73        35     15        5       1        56          0        0         0        0          0
 Falmouth B                   73         0     43        4       4        51          2        2         1        0          5
 Falmouth A                   78         0     33        6       4        43          2        2         0        0          4
 Plymouth R                   94         0      0       40      10        50          3        3         0        0          6
 Plymouth S                   76         0      0       36      10        46          3        3         2        2         10
 Plymouth Q                   76         0      0        0      45        45          4        3         3        3         13
 Plymouth P                   94         0      0        0      34        34         10        5         4        3         22
 Plymouth O                   76         0      0        0       0         0         42        4         4        4         54
 Plymouth N                   90         0      0        0       0         0         35        9         4        4         52
 Plymouth M                   90         0      0        0       0         0          0       30        10        5         45
 Plymouth K                   90         0      0        0       0         0          0        0        45        7         52
 Plymouth J                   90         0      0        0       0         0          0        0        35        7         42
 Plymouth H                   76         0      0        0       0         0          0        0        24       15         39
 Plymouth L                   76         0      0        0       0         0          0        0         0       40         40

 Gross sales                        $8,518 $8,248   $8,563  $9,239   $34,568     $8,475   $5,324   $11,417   $7,216    $32,432
 Incentive discounts                  (147)   (95)     (50)    (25)     (317)         0        0         0     (200)      (200)
                                    ------ ------   ------  ------   -------     ------   ------   -------   ------    -------
 Net sales                          $8,371 $8,153   $8,513  $9,214   $34,251     $8,475   $5,324   $11,417   $7,016    $32,232
                                    ====== ======   ======  ======   =======     ======   ======   =======   ======    =======




                             NUMBER OF
                             UNITS SOLD
                            -----------
                           FISCAL YEAR
                        ENDED JULY 31, 1998
                        -------------------       PROJECT
                               1Q                  TOTAL
                            -------               -------
 COMPLETED
 Suffolk H                       0                    3
 Suffolk K                       0                    9
 Suffolk L                       0                    4
 Suffolk M                       0                   14
 Suffolk N                       0                   12
 Falmouth D                      0                    1
 Falmouth E                      0                    3
 Falmouth F                      0                    7

 UNDER CONSTRUCTION
 Suffolk O                       0                   48
 Falmouth C                      0                   56
 Falmouth B                      0                   56
 Falmouth A                      1                   48
 Plymouth R                      0                   56
 Plymouth S                      0                   56
 Plymouth Q                      2                   60
 Plymouth P                      0                   56
 Plymouth O                      2                   56
 Plymouth N                      4                   56
 Plymouth M                      3                   48
 Plymouth K                      4                   56
 Plymouth J                      6                   48
 Plymouth H                     21                   60
 Plymouth L                     16                   56

 Gross sales                $4,724             $ 71,724
 Incentive discounts          (300)                (817)
                            ------             --------
 Net sales                  $4,424             $ 70,907
                            ======             ========




Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-5


                     HILCOAST DEVELOPMENT CORP. - CASE B2
                            BUILD OUT PROJECTIONS
                               ($ IN THOUSANDS)


                                                   FISCAL YEAR ENDED JULY 31, 1997
                                             ------------------------------------------
                                               1Q      2Q        3Q       4Q      TOTAL
                                             ------  ------    ------   ------  -------
Closings- number of deliveries                  104     108       102      111      425
Net sales revenues                           $8,371  $8,153    $8,513   $9,214  $34,251

Building costs                                4,600   4,600     4,400    4,400   18,000
Onsite improvements                             750     750       500      500    2,500
Community wide improvements                      30      30        25      275      360
Real estate taxes                                 0      90         0        0       90
Contingencies                                    10      10        10       10       40
Warranty reserve                                  0       0         0        0        0
Rec facilities
 Health club                                    130       0         0        0      130
 Satellite pools                                 50     100        20        0      170
                                             ------  ------    ------   ------  -------
Total construction expenses                   5,570   5,580     4,955    5,185   21,290

Selling and marketing                         1,000   1,100     1,000      900    4,000
General and administrative                      100     100       100      100      400
                                             ------  ------    ------   ------  -------
Total non-construction expenses               1,100   1,200     1,100    1,000    4,400

Net cash flow from Build Out                  1,701   1,373     2,458    3,029    8,561
NewCen Golf Course                              (70)     50       160      (30)     110
NewCen Realty                                    60     100        20       40      220
Pines Master Management                          10      20        10       10       50
Boca Administration Building                    (20)    (20)      (20)     (20)     (80)
Recreation Leases                               850     900       950    1,000    3,700
Hilcoast Title                                   25      27        26       24      102
Severance payments                                0       0         0        0        0
Corporate overhead (net advisory fee)          (170)   (190)     (190)    (170)    (720)
                                             ------  ------    ------   ------  -------
Cash Flow before Interest, Taxes, and         2,386   2,260     3,414    3,883   11,943
 Changes in Working Capital

Interest expense (2)                         (1,198) (1,168)   (1,133)  (1,048)
Taxes (3)                                       (87)    (87)      (87)     (87)
                                             ------  ------    ------   ------
Cash flow before WC changes                   1,101   1,005     2,194    2,748

Working capital (4)                               0       0         0        0
Escrow (5)                                        0       0         0        0
                                             ------  ------    ------   ------
Available cash flow for debt repayment       $1,101  $1,005    $2,194   $2,748
                                             ======  ======    ======   ======
                                                      FISCAL YEAR ENDED JULY 31, 1998            1999 (1)
                                                ---------------------------------------------    --------
                                                  1Q       2Q        3Q       4Q       TOTAL        1Q
                                                ------   ------   -------   ------    -------    --------
Closings- number of deliveries                     102       61       132       90        385         59
Net sales revenues                              $8,475   $5,324   $11,417   $7,016    $32,232     $4,424

Building costs                                   2,600    2,000     1,550    1,000      7,150        300
Onsite improvements                                500      400       300      270      1,470        100
Community wide improvements                         10        0         0        0         10          0
Real estate taxes                                    0       40         0        0         40          0
Contingencies                                       60       90       100      100        350        100
Warranty reserve                                     0        0         0       50         50        250
Rec facilities
 Health club                                         0        0         0        0          0          0
 Satellite pools                                    50      100        20        0        170          0
                                                ------   ------   -------   ------    -------    -------
Total construction expenses                      3,220    2,630     1,970    1,420      9,240        750

Selling and marketing                            1,000      900       700      600      3,200        500
General and administrative                         100       80        70       60        310         50
                                                ------   ------   -------   ------    -------    -------
Total non-construction expenses                  1,100      980       770      660      3,510        550

Net cash flow from Build Out                     4,155    1,714     8,677    4,936     19,482      3,124
NewCen Golf Course                                 (70)      50       160      (30)       110          0
NewCen Realty                                       60      100        20       40        220          0
Pines Master Management                             10       20        10       10         50          0
Boca Administration Building                         0        0         0        0          0          0
Recreation Leases                                1,020    1,030     1,040    1,050      4,140          0
Hilcoast Title                                      15       20        34       27         96         10
Severance payments                                   0        0         0        0          0       (750)
Corporate overhead (net advisory fee)             (170)    (160)     (150)    (140)      (620)      (130)
                                                ------   ------   -------   ------    -------    -------
Cash Flow before Interest, Taxes, and            5,020    2,774     9,791    5,893     23,478      2,254
 Changes in Working Capital

Interest expense (2)                              (960)    (899)     (818)    (721)                    0
Taxes (3)                                          (87)     (87)      (87)     (87)                  (87)
                                                ------   ------   -------   ------               -------
Cash flow before WC changes                      3,973    1,788     8,886    5,085                 2,167

Working capital (4)                                  0     (478)     (478)    (478)                 (479)
Escrow (5)                                           0        0         0     (560)                 (700)
                                                ------   ------   -------   ------               -------
Available cash flow for debt repayment          $3,973   $1,310   $ 8,408   $4,047               $   988
                                                ======   ======   =======   ======               =======

--------------------
(1) The first quarter of 1999 excludes cash flow from the Golf Course, NewCen Realty, Pines Master Management and the recreation leases, as they are accounted for elsewhere in Case B.
(2) Interest expense excludes interest (as the revenues exclude Glen Abbey revenues) on the Glen Abbey Note because Glen Abbey is valued elsewhere.
(3) Taxes are calculated based upon Hilcoast management estimate that income taxes payable in 1997 and 1998 would be $391,000 in each year under their most optimistic scenario. This same aggregate amount of tax is then spread evenly among the nine quarters of the build out.
(4) The net cash effect of the elimination of $2.5 million of non-construction accounts payable netted against $1 million of other assets.
(5) The net cash effect of the elimination of $2.0 million of customer deposits, offset by $773,000 of restricted cash.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-6


                     HILCOAST DEVELOPMENT CORP. - CASE B
                    BUILD OUT DEBT SCHEDULE - CREDIT LINES
                               ($ IN THOUSANDS)


Prime                                       8.25%        FISCAL YEAR ENDED JULY 31, 1997
                                                     -----------------------------------------
                                                       1Q       2Q       3Q       4Q    TOTAL
                                                     ------   ------   ------   ------  ------
CONSTRUCTION LOAN I - $7.5 MILLION
Beginning balance                                    $7,500   $7,500   $7,500   $7,500
Principal reductions                                      0        0        0     (568)    (568)
                                                     ------   ------   ------   ------
Ending balance                                        7,500    7,500    7,500    6,932

Interest expense (1)                       11.00%       206      206      206      198      817
Maximum available (at beg.)                          $7,500   $7,500   $7,500   $7,500
Fee on unused portion                       1.80%         0        0        0        1        1

CONSTRUCTION LOAN II - $7.5-$10.5 MILLION
Beginning balance                                    $3,000   $3,000   $3,000   $2,179
Principal reductions                                      0        0     (821)  (2,179)  (3,000)
                                                     ------   ------   ------   ------
Ending balance                                        3,000    3,000    2,179        0

Interest expense (1)                       11.25%        84       84       73       31      272
Maximum available (at beg.)                          $3,000   $3,000   $3,000   $3,000
Fee on unused portion                       0.90%         0        0        1        4        5

CONSTRUCTION LOAN III - $10.5-$13.0 MILLION
Beginning balance                                    $2,500   $2,030   $1,373   $    0
Principal reductions                                   (470)    (657)  (1,373)       0   (2,500)
                                                     ------   ------   ------   ------
Ending balance                                        2,030    1,373        0        0

Interest expense (1)                       12.50%        71       53       21        0      145
Maximum available (at beg.)                          $2,500   $2,500   $2,500   $  500
Fee on unused portion                       0.90%         1        2        4        1        8

CONSTRUCTION LOAN IV - >$13.0 MILLION
Beginning balance                                    $  415   $    0   $    0   $    0
Principal reductions                                   (415)       0        0        0     (415)
                                                     ------   ------   ------   ------
Ending balance                                            0        0        0        0

Interest expense (1)                       12.00%         6        0        0        0        6
Maximum available (at beg.)                          $2,000   $2,000   $    0   $    0
Fee on unused portion                       0.90%         4        5        0        0        9


Prime                                                 Fiscal Year Ended July 31, 1997
                                            ---------------------------------------------
                                             1Q        2Q        3Q       4Q        Total
                                            ------   ------    ------   ------     ------
CONSTRUCTION LOAN I - $7.5 MILLION
Beginning balance                           $6,932   $2,959    $1,649   $    0     $6,932
Principal reductions                        (3,973)  (1,310)   (1,649)       0     (6,932)
                                            ------   ------    ------   ------
Ending balance                               2,959    1,649         0        0

Interest expense (1)                           136       63        23        0        222
Maximum available (at beg.)                 $7,500   $7,500    $7,500   $7,500
Fee on unused portion                           11       23        30       34         99

CONSTRUCTION LOAN II - $7.5-$10.5 MILLION
Beginning balance                           $    0   $    0    $    0   $    0
Principal reductions                             0        0         0        0          0
                                            ------   ------    ------   ------
Ending balance                                   0        0         0        0

Interest expense (1)                             0        0         0        0          0
Maximum available (at beg.)                 $    0   $    0    $    0   $     0
Fee on unused portion                            0        0         0        0          0

CONSTRUCTION LOAN III - $10.5-$13.0 MILLION
Beginning balance                           $    0   $    0    $    0   $    0
Principal reductions                             0        0         0        0          0
                                            ------   ------    ------   ------
Ending balance                                   0        0         0        0

Interest expense (1)                             0        0         0        0          0
Maximum available (at beg.)                 $    0   $    0    $    0   $    0
Fee on unused portion                            0        0         0        0          0

CONSTRUCTION LOAN IV - >$13.0 MILLION
Beginning balance                           $    0   $    0    $    0   $    0
Principal reductions                             0        0         0        0          0
                                            ------   ------    ------   ------
Ending balance                                   0        0         0        0

Interest expense (1)                             0        0         0        0          0
Maximum available (at beg.)                 $    0   $    0    $    0   $    0
Fee on unused portion                            0        0         0        0          0

--------------------
(1) Calculated using the average of the debt outstanding at the beginning and the end of each quarter.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-7


                     HILCOAST DEVELOPMENT CORP. - CASE B
                     BUILD OUT DEBT SCHEDULE - OTHER DEBT
                               ($ IN THOUSANDS)

                                                           FISCAL YEAR ENDED JULY 31, 1997
                                                   -----------------------------------------------
                                                     1Q        2Q         3Q        4Q       TOTAL
                                                   -------   -------    -------   -------   ------
TERM LOAN
Beginning balance                                  $25,000   $25,000    $25,000   $25,000
Principal reductions                                     0         0          0         0         0
                                                   -------   -------    -------   -------
Ending Balance                                      25,000    25,000     25,000    25,000

Interest expense (1)                     11.00%        688       688        688       688     2,750

TRACT F LOAN
Beginning balance                                  $   564   $   348    $     0   $     0
Release price                                         (216)     (348)         0         0      (564)
                                                   -------   -------    -------   -------
Ending balance                                         348         0          0         0

Interest expense (1)                     12.00%         14         5          0         0        19

PREFERRED STOCK REDEMPTION NOTE
Beginning balance                                  $ 5,000   $ 5,000    $ 5,000   $ 5,000
Principal reductions                                     0         0          0         0         0
                                                   -------   -------    -------   -------
Ending balance                                       5,000     5,000      5,000     5,000

Interest expense (1)                     10.00%        125       125        125       125       500


DEBT SERVICE CALCULATION
Interest                                           $ 1,194   $ 1,162    $ 1,113   $ 1,042   $ 4,510
Fee on unused portion                                    5         6          5         7        23
Letter of credit fee                                     0         0         15         0        15
                                                   -------   -------    -------   -------   -------
Total Interest Expense                               1,198     1,168      1,133     1,048     4,548
Principal reductions                                 1,101     1,005      2,194     2,748     7,047
                                                   -------   -------    -------   -------   -------
Total Debt Service                                 $ 2,299   $ 2,173    $ 3,327   $ 3,796   $11,595
                                                   =======   =======    =======   =======   =======

Available Cash Flow                                $ 1,101   $ 1,005    $ 2,194   $ 2,748
Release                                                216       348          0         0
                                                   -------   -------    -------   -------
Available for Construction Loan Repayment          $   885   $   657    $ 2,194   $ 2,748
                                                   =======   =======    =======   =======

                                                   FISCAL YEAR ENDED JULY 31, 1997
                                            ---------------------------------------------
                                              1Q        2Q        3Q       4Q       TOTAL
                                            -------  -------   -------  -------    ------
TERM LOAN
Beginning balance                           $25,000  $25,000   $25,000  $25,000
Principal reductions                              0        0         0        0          0
                                            -------  -------   -------  -------
Ending balance                               25,000   25,000    25,000   25,000

Interest expense (1)                            688      688       688      688      2,750

TRACT F LOAN
Beginning balance                           $     0  $     0   $     0  $     0
Release price                                     0        0         0        0          0
                                            -------  -------   -------  -------
Ending balance                                    0        0         0        0

Interest expense (1)                              0        0         0        0          0

PREFERRED STOCK REDEMPTION NOTE
Beginning balance                           $ 5,000  $ 5,000   $ 5,000  $     0
Principal reductions                              0        0    (5,000)       0     (5,000)
                                            -------  -------   -------  -------
Ending balance                                5,000    5,000         0        0

Interest expense (1)                            125      125        63        0        313


DEBT SERVICE CALCULATION
Interest                                    $   948  $   876   $   773  $   688    $ 3,285
Fee on unused portion                            11       23        30       34         99
Letter of credit fee                              0        0        15        0         15
                                            -------  -------   -------  -------    -------
Total Interest Expense                          960      899       818      721      3,398

Principal reductions                          3,973    1,310     6,649        0      3,512
                                            -------  -------   -------  -------    -------
Total Debt Service                          $ 4,933  $ 2,209   $ 7,466  $   721    $ 6,910
                                            =======  =======   =======  =======    =======

Available Cash Flow                         $ 3,973  $ 1,310   $ 8,408  $ 4,047
Release                                           0        0         0        0
                                            -------  -------   -------  -------
Available for Construction Loan Repayment   $ 3,973  $ 1,310   $ 8,408  $ 4,047
                                            =======  =======   =======  =======

--------------------
(1) Calculated using the average of the debt outstanding at the beginning and the end of each quarter.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-8


                     HILCOAST DEVELOPMENT CORP. - CASE B
                        RECREATION LEASE DCF ANALYSIS
                               ($ IN THOUSANDS)


                  OPERATING                                                               DISCOUNTED                     DISCOUNTED
   YEAR ENDED       CASH      TAX    OPERATING                         TAX     FREE CASH  FREE CASH    INTEREST   TAX (1)     TAX
    JULY 31,        FLOW      DEPR.   INCOME    TAXES (1)   INCOME     DEPR.      FLOW      FLOW       EXPENSE    SHIELD    SHIELD
---------------   ---------  ------- ---------  ---------   ------     -----    --------  ----------  --------   -------  ----------
     1999           $4,174    ($969)   $3,205    ($1,205)   $2,000      $969     $2,969   $2,790       $2,740     $1,030       $968
     2000            4,285     (849)    3,436     (1,292)    2,144       849      2,993    2,483        2,717      1,022        847
     2001            4,418     (738)    3,680     (1,384)    2,296       738      3,034    2,222        2,691      1,012        741
     2002            4,559     (733)    3,826     (1,439)    2,387       733      3,120    2,018        2,662      1,001        647
     2003            4,669     (695)    3,974     (1,494)    2,480       695      3,175    1,812        2,630        989        565
     2004            4,774     (693)    4,081     (1,534)    2,547       693      3,240    1,633        2,594        975        492
     2005            4,872     (693)    4,179     (1,571)    2,608       693      3,301    1,469        2,554        960        427
     2006            4,961     (693)    4,268     (1,605)    2,663       693      3,356    1,319        2,509        943        371
     2007            5,047     (693)    4,354     (1,637)    2,717       693      3,410    1,183        2,459        925        321
     2008            5,128     (601)    4,527     (1,702)    2,825       601      3,426    1,049        2,403        904        277
     2009            5,208     (494)    4,714     (1,772)    2,942       494      3,436      929        2,341        880        238
     2010            5,287     (468)    4,819     (1,812)    3,007       468      3,475      830        2,272        854        204
     2011            5,366     (439)    4,927     (1,853)    3,074       439      3,513      740        2,195        825        174
     2012            5,441     (419)    5,022     (1,888)    3,134       419      3,553      661        2,109        793        148
     2013            5,517     (414)    5,103     (1,919)    3,184       414      3,598      591        2,013        757        124
     2014            5,591     (404)    5,187     (1,950)    3,237       404      3,641      528        1,905        716        104
     2015            5,639     (400)    5,239     (1,970)    3,269       400      3,669      470        1,785        671         86
     2016            5,685     (400)    5,285     (1,987)    3,298       400      3,698      418        1,652        621         70
     2017            5,720     (399)    5,321     (2,001)    3,320       399      3,719      371        1,503        565         56
     2018            5,745     (399)    5,346     (2,010)    3,336       399      3,735      329        1,336        502         44
     2019            5,763     (399)    5,364     (2,017)    3,347       399      3,746      291        1,151        433         34
     2020            5,775     (399)    5,376     (2,021)    3,355       399      3,754      258          944        355         24
     2021            5,783     (399)    5,384     (2,024)    3,360       399      3,759      228          713        268         16
     2022            5,784     (399)    5,385     (2,025)    3,360       399      3,759      201          455        171          9
     2023            5,779     (399)    5,380     (2,023)    3,357       399      3,756      178          167         63          3
     2024            5,769     (299)    5,470     (2,057)    3,413       299      3,712      155            0          0          0
                                                                                         -------                             ------
                                                                                 Total   $25,155                  Total      $6,990
                                                                                         =======                             ======
 TERMINAL VALUE
     2025            5,750      (27)    5,723     (2,152)    3,571        27    $ 3,598

      Terminal Value in 2024, calculated as a perpetuity using 2025 free cash
                                                                  flow at RU:   $27,123
                                                    Discounted to 1998 at RU:     1,132
                                                                                                Ru =        13.3%

 Present Value of Free Cash Flow at 7/31/98                $25,155
 Present Value of Interest Tax Shield at 7/31/98             6,990
 Terminal Value of Free Cash Flow at 7/31/98                 1,132
                                                           -------
 Total Value of Recreational Leases at 7/31/98             $33,277
                                                           =======


--------------------
(1)  Assumes a tax rate of 37.6%.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-9


                     HILCOAST DEVELOPMENT CORP. - CASE B
                   CASE B ADDITIONAL CASH FLOW ASSUMPTIONS
                               ($ IN THOUSANDS)


BOCA ADMINISTRATION BUILDING                                                      3Q97    4Q97    1Q98     2Q98      3Q98      4Q98
                                                                                  ----    ----    ----     ----      ----      ----
Sale of 11,000 feet to the Orthodox synagogue in 3Q97                             $250
Tax basis                                                                            0
Taxable profit                                                                     250
Capital gains taxes paid at 31.3%                                                  (78)
Cash flow realized                                                                 172

Due to the sale, 50% of the 4Q97 expenses projected are not realized                       $10
Taxes payable at the AMT rate of 20%                                                        (2)
Net expense saved                                                                            8

5,000 of the remaining 11,000 is leased to a medical group at a net price of $12/foot:
Annual rent collected                                          $60
Annual operating expense of the unleased 6,000 feet (1)        (22)
Net annual rent collected                                       38
1998 cash flow:
Quarterly net annual rent                                      $10                                 $10      $10      $10       $10
Taxes payable at the AMT rate of 20%                            (2)                                 (2)      (2)      (2)       (2)
                                                                                                  ----     ----    -----      ----
Net cash flow                                                    8                                   8        8        8         8
Annual cash flow post-1998:
Net annual rent                                                $38
Taxes payable at 37.6%                                         (14)
Net annual cash flow, after 1998                                24

Valued as a perpetuity at the end of 1998 @ Ru                 180                                                            $180
                                                                                  ----    ----    ----     ----    -----      ----
Total cash flow from the Boca Administration Building                             $172      $8      $8       $8       $8      $187
                                                                                  ====    ====    ====     ====    =====      ====

COMMERCIAL BUILDINGS AT CENTURY VILLAGE
37,000 square foot buildings are assumed to be reconstructed at a cost of $70/square foot:                                 $2,590
Rented as a convalescent home one year after the completion of the build out:
Annual rental income at $13/square foot                                                      $ 481
Less:  Financing costs of the reconstruction at 11% (2)                                       (285)
                                                                                             -----
Annual net rent                                                                                196
Taxes payable at 37.6%                                                                         (74)
                                                                                             -----
Annual cash flow                                                                               122

Valued as a perpetuity 1Q00 @ Ru                                                             $ 922

Discounted to 1Q99 @ Ru                                                                        814

SALE OF TRACTS A AND T

Sale of Tract A 1Q98             $100
Tax basis                           0
                                 ----
Taxable profit                    100
Capital gains taxes paid at 3     (31)
                                 ----
Cash flow realized               $ 69
                                 ====

Sale of Tract T 1Q98             $150
Tax basis                           0
                                 ----
Taxable profit                    150
Capital gains taxes paid at 3     (47)
                                 ----
Cash flow realized               $103
                                 ====

--------------------
(1)  Equals 6,000/22,000 x $80,000.
(2) The financing costs are treated as operating expenses as opposed to interest expense, and hence discounted appropriately.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                      APPENDIX C-10


                     HILCOAST DEVELOPMENT CORP. - CASE B
                   CASE B ADDITIONAL CASH FLOW ASSUMPTIONS
                               ($ IN THOUSANDS)


VALUE OF OTHER HILCOAST BUSINESSES AFTER COMPLETION OF BUILD OUT

NewCen Realty annual cash flow (1)                                                  $110
Hilcoast Title annual cash flow                                                        0
Pines Master Management annual cash flow                                              50
                                                                                    ----
Total pre-tax annual cash flow                                                       160
Taxes payable at 37.6%                                                               (60)
                                                                                    ----
Annual cash flow beginning in 1999                                                   100

Valued as a perpetuity 4Q98 @ Ru                                                    $753


VALUE OF PENDING LITIGATION
Decided 2Q98                           MAXIMUM       PROBABLE
                       PROBABILITY    CASH FLOW     CASH FLOW
                       -----------    ---------     ---------
Inverse condemnation       20%          $ 500        $ 100
Trespassing                60%            275          165
Legal Expenses            100%           (100)        (100)
                                                     -----
Total                                                  165
Taxes payable at 20%                                   (33)
                                                     -----
Net cash flow in 2Q98                                $ 132

GLEN ABBEY
                                 1997       1998       1999      2000      2001       2002     2003      2004
                                 ----       ----       ----      ----      ----       ----     ----      ----
Number of deliveries               17        17         17        17        17         17       17        13
Average sales price            $   40      $ 40       $ 40      $ 40      $ 40       $ 40     $ 40      $ 40

Sales revenues                 $  680      $680       $680      $680      $680       $680     $680      $520
Closing costs @ 6%                (41)      (41)       (41)      (41)      (41)       (41)     (41)      (31)
                               ------      ----       ----      ----      ----       ----     ----      ----
Net revenues                      639       639        639       639       639        639      639       489

Development costs                (227)     (536)         0      (370)        0       (423)       0         0
Real estate taxes                 (17)      (15)       (13)      (11)       (9)        (7)      (5)       (3)
Outparcels                         (8)       (8)        (8)       (7)        0          0        0         0
G&A                              (110)     (114)      (117)     (120)     (124)      (128)    (131)      (50)
Legal                              (5)       (4)        (3)       (2)       (1)         0        1         2
                               ------      ----       ----      ----      ----       ----     ----      ----
Cash flow before interest (2)     272       (38)       498       129       505         81      504       438


Discounted @ Ru                $  264      $(32)      $376      $ 86      $298       $ 42     $231      $177

Sum of Discounted Cash Flows   $1,443
Glen Abbey Note                (1,320)
                               ------
Net Value of Glen Abbey        $  123
                               ======


--------------------
(1)  Assumed to be 50% of the 1998 projected cash flow.
(2) No effect is given to both the taxes on Glen Abbey taxable income or the interest tax shields from the Glen Abbey Note.


Hilcoast Development Corp.                                         Confidential

Patricof & Co. Capital Corp.                                       APPENDIX D-1





                  COMPARATIVE GOING PRIVATE TRANSACTIONS DATA
      GOING PRIVATE TRANSACTIONS WITH MANAGEMENT PARTICIPATION - 1990-1996




  DATE       DATE                                                                               HELD BY  ACQUISITION
ANNOUNCED  EFFECTIVE              TARGET                              ACQUIROR                   GROUP      PRICE
---------  ---------  ------------------------------  ----------------------------------------  -------  -----------
  1/16/90    3/23/90  Aristech Chemical Corp.         Mgt., Mitsubishi Corp., Blackstone           2.8%       $27.00
                                                      Capital
  2/16/90    8/31/90  AIFS                            Mgt. (Marina Holdings Corp.)                50.0%       $ 6.50
  3/15/90    10/5/90  VHC Ltd.                        Mgt. Investor Group                         70.0%       $ 5.75
  4/24/90    8/17/90  Weiman Co Inc.                  Mgt. Investor Group                         57.0%       $ 4.75
  8/16/90    3/26/91  Academy Insurance Group Inc.    Mgt. Investor Group                         50.0%       $ 1.33
  10/2/90   11/14/90  Phoenix American                Mgt. Investor Group                         72.4%       $ 5.00
  4/23/91    9/29/91  Courier Dispatch Group Inc.     Mgt. Investor Group                         25.3%       $ 4.10
  6/11/91    1/10/92  M Kamenstein Inc.               Mgt. and Coda, Hennessy & Simmons           65.9%       $10.55
 12/10/91     5/4/92  P Leiner Nutritional Products   Mgt. and AEA Investors                       4.9%       $15.00
  7/27/92    3/12/93  Diversco Inc.                   Mgt. Investor Group                         24.0%       $ 5.55
  11/6/92    7/23/93  La Petite Academy Inc.          Mgt., Vestar Cap. Part., BT Invt. Part.        NA       $10.00
 12/17/92    9/27/93  Ambulatory Medical Care Inc.    Mgt. Investor Group                         60.0%       $ 5.50
   1/4/93    5/13/93  United Medical Corp.            Mgt. Investor Group                         52.0%       $ 9.50
 10/18/93     3/2/94  Corporate Software Inc.         Mgt., Information Partners, Bain Capital     3.8%       $15.00
  4/28/94   12/12/94  Ketema Inc.                     Mgt. and American Securities                21.2%       $15.00
  9/13/94    1/30/95  LDB Corp.                       Mgt. Investor Group                         69.0%       $ 7.50
  11/1/94   10/16/95  Mickelberry Communications      Mgt. and Union Capital                      48.0%       $ 4.25
 12/14/94     3/1/95  Galveston-Houston Co.           Mgt. Investor Group                          3.1%       $ 2.25
   1/5/96     9/9/96  Financial Inst. Ins. Grp. Ltd.  Mgt. and Castle Harlan Partners II LP       20.0%       $16.00

  DATE       DATE                                                                                 UNAFFECTED  CONTROL
ANNOUNCED  EFFECTIVE              TARGET                              ACQUIROR                      PRICE     PREMIUM
---------  ---------  ------------------------------  ----------------------------------------    ----------  -------
  1/16/90    3/23/90  Aristech Chemical Corp.         Mgt., Mitsubishi Corp., Blackstone              $21.15    27.7%
                                                      Capital
  2/16/90    8/31/90  AIFS                            Mgt. (Marina Holdings Corp.)                    $ 3.25   100.0%
  3/15/90    10/5/90  VHC Ltd.                        Mgt. Investor Group                             $ 4.50    27.8%
  4/24/90    8/17/90  Weiman Co Inc.                  Mgt. Investor Group                             $ 2.75    72.7%
  8/16/90    3/26/91  Academy Insurance Group Inc.    Mgt. Investor Group                             $ 1.16    14.6%
  10/2/90   11/14/90  Phoenix American                Mgt. Investor Group                             $ 3.13    60.0%
  4/23/91    9/29/91  Courier Dispatch Group Inc.     Mgt. Investor Group                             $ 2.25    82.2%
  6/11/91    1/10/92  M Kamenstein Inc.               Mgt. and Coda, Hennessy & Simmons               $ 6.75    56.3%
 12/10/91     5/4/92  P Leiner Nutritional Products   Mgt. and AEA Investors                          $13.00    15.4%
  7/27/92    3/12/93  Diversco Inc.                   Mgt. Investor Group                             $ 2.75   101.8%
  11/6/92    7/23/93  La Petite Academy Inc.          Mgt., Vestar Cap. Part., BT Invt. Part.         $ 8.13    23.1%
 12/17/92    9/27/93  Ambulatory Medical Care Inc.    Mgt. Investor Group                             $ 4.25    29.4%
   1/4/93    5/13/93  United Medical Corp.            Mgt. Investor Group                             $ 6.38    49.0%
 10/18/93     3/2/94  Corporate Software Inc.         Mgt., Information Partners, Bain Capital        $11.00    36.4%
  4/28/94   12/12/94  Ketema Inc.                     Mgt. and American Securities                    $12.38    21.2%
  9/13/94    1/30/95  LDB Corp.                       Mgt. Investor Group                             $ 4.50    66.7%
  11/1/94   10/16/95  Mickelberry Communications      Mgt. and Union Capital                          $ 2.50    70.0%
 12/14/94     3/1/95  Galveston-Houston Co.           Mgt. Investor Group                             $ 1.63    38.5%
   1/5/96     9/9/96  Financial Inst. Ins. Grp. Ltd.  Mgt. and Castle Harlan Partners II LP           $11.81    35.4%
                      -----------------------------------------------------------------------------------------------
                      MEDIAN                                                                                    38.5%
                      -----------------------------------------------------------------------------------------------





Hillcoast Development Corp.                  1                     Confidential

Patricof & Co. Capital Corp.                                       APPENDIX D-2




                  COMPARATIVE GOING PRIVATE TRANSACTIONS DATA
                      GOING PRIVATE TRANSACTIONS 1995-1996


  DATE       DATE                                                                    ACQUISITION  UNAFFECTED  CONTROL
ANNOUNCED  EFFECTIVE              TARGET                        ACQUIROR                PRICE       PRICE     PREMIUM
---------  ---------  ------------------------------  -----------------------------  -----------  ----------  -------
  1/13/95    8/18/95  Gateway Bancorp NY              Staten Island Savings Bank          $12.61      $10.25    23.0%
   3/2/95    8/30/95  DATEQ Information Network       Trans Union (Marmon Holdings)       $ 5.41      $ 3.25    66.5%
  3/14/95    4/25/95  Leaseway Transportation Corp.   Penske Truck Leasing Co. LP         $20.00      $12.38    61.6%
  3/15/95   11/13/95  Ropak Corp                      LinPac Mouldings Ltd                $11.00      $10.50     4.8%
   4/6/95    8/31/95  Intermetrics Inc.               Apollo Holding Inc.                 $ 6.80      $ 4.13    64.8%
  4/10/95     1/4/96  Kemper Corp.                    Zurich Versicherungs, Chase         $49.80      $40.48    23.0%
                                                      Man., Keystone, Ins. Part.
   5/5/95     1/5/96  HW Kaufman Financial Group      AJK Enterprises                     $ 8.20      $ 4.44    84.8%
  5/16/95     1/5/96  Bay Ridge Bancorp Inc.          Independence Community Bank         $22.06      $18.38    20.1%
  5/19/95    12/6/95  Bic Corp                        BIC SA                              $40.50      $29.88    35.6%
  5/30/95     9/1/95  Marsam Pharmaceuticals Inc.     Schein Pharmaceutical Inc.          $21.00      $13.88    51.4%
   6/5/95     9/1/95  Designatronics Inc.             Dyson Dyson & Dunn Inc.             $ 6.00      $ 4.50    33.3%
   6/6/95   10/18/95  TIE/Communications              SP Investments Inc.                 $ 8.60      $ 4.63    85.9%
  6/19/95   12/20/95  BioSafety Systems               HVB Ltd.                            $ 3.16      $ 1.94    63.1%
  6/20/95     3/8/96  Marietta Corp.                  Florescue Family Corp.              $10.25      $ 7.13    43.9%
   7/6/95     8/4/95  Arcus Inc.                      United Acquisition                  $ 6.33      $ 5.50    15.1%
  7/10/95     1/3/96  Advantage Companies Inc.        THORN Americas Inc.                 $18.50      $15.50    19.4%
  7/10/95     9/5/95  Joslyn Corp.                    Danaher Corp.                       $34.00      $25.25    34.7%
   8/4/95   10/19/95  American City Business Journal  Advance Publications Inc.           $28.00      $20.50    36.6%
   8/4/95    2/29/96  Mid-South Insurance Co.         Trigon Blue Cross Blue Shield       $15.67      $10.00    56.7%
  8/10/95   11/15/95  Nu-West Industries Inc.         Agrium Inc.                         $10.50      $10.00     5.0%
  8/17/95    7/17/95  FSB Financial Corp.             Standard Federal Bancorp            $23.50      $17.75    32.4%
  8/18/95     4/1/96  Liberty National Bank CA        SDN Bancorp                         $14.80      $ 7.75    91.0%
  8/28/95     2/1/96  SFFed Corp                      First Nationwide Bank, TX           $32.00      $22.25    43.8%
  8/30/95     1/3/96  Kentucky Medical Insurance Co.  Michigan Physicians Mutual          $12.37      $ 7.00    76.7%





Hillcoast Development Corp.                  2                     Confidential

Patricof & Co. Capital Corp.                                      APPENDIX D-3




                         COMPARATIVE GOING PRIVATE DATA
                GOING PRIVATE TRANSACTIONS 1995-1996 (CONTINUED)


  DATE       DATE                                                                            ACQUISITION  UNAFFECTED  CONTROL
ANNOUNCED  EFFECTIVE              TARGET                            ACQUIROR                    PRICE       PRICE     PREMIUM
---------  ---------  ------------------------------  -------------------------------------  -----------  ----------  -------
   9/7/95     3/6/96  Admar Group Inc.                Principal Health Care Inc.                  $ 2.25      $ 1.28    75.6%
   9/8/95   12/26/95  Sunbelt Cos. Inc.               Pelican Cos. Inc.                           $ 7.95      $ 6.50    22.3%
  9/19/95   10/30/95  Huffman Koos                    Breuners Home Furnishing                    $ 9.38      $ 7.00    33.9%
  9/25/95    9/25/95  National Gypsum Co.             CD Spangler                                 $54.00      $33.75    60.0%
  9/25/95    11/6/95  Syntro Corp.                    Mallinckrodt Veterinary Inc.                $ 3.55      $ 2.38    49.5%
  9/26/95   12/21/95  SCOR US Corp.                   SCOR                                        $15.25      $11.38    34.1%
 10/26/95    1/17/96  Maxtor Corp.                    Hyundai Electronics Industries              $ 6.70      $ 4.56    46.8%
  11/3/95    6/26/96  Conestoga Bancorp               Dime Savings Bank, Williamsburgh            $21.31      $17.88    19.2%
  11/7/95    9/18/96  WFS Bancorp                     Emprise Bank, NA Wichita Kansas             $23.25      $21.25     9.4%
  11/8/95    2/23/96  Dolco Packaging                 MST Partners                                $21.00      $12.75    64.7%
 11/13/95   12/19/95  Simmons Outdoor Corp.           Blount Inc.                                 $10.40      $ 5.88    77.0%
 11/22/95     2/7/96  PSICOR                          Baxter Healthcare Corp.                     $17.50      $11.75    48.9%
  12/6/95    2/13/96  GBC Technologies                Globelle Corp.                              $ 9.50      $ 7.63    24.6%
 12/19/95     6/3/96  Home Federal Financial Corp.    First Nationwide Bank, CA                   $18.50      $16.00    15.6%
   1/5/96     9/9/96  Financial Inst. Ins. Grp. Ltd.  Mgt. and Castle Harlan Partners II LP       $16.00      $11.81    35.4%
  1/16/96    4/11/96  Orthopedic Technology           DePuy Inc.                                  $10.43      $ 6.88    51.7%
  2/15/96    5/14/96  Andros Inc.                     Genstar Capital Partners II LP              $18.00      $15.25    18.0%
  3/29/96    4/26/96  Great American Mgt. and Ivt.    Equity Holdings Inc.                        $50.00      $45.00    11.1%
   5/6/96    7/12/96  Horsehead Resources             Horsehead Industries                        $ 5.75      $ 5.50     4.5%
                      Development
  5/23/96    10/1/96  NHS Financial                   Luther Burbank Savings                      $11.50      $ 9.50    21.1%
   6/6/96    9/25/96  Bailey Corp.                    Venture Holdings Trust                      $ 8.75      $ 7.88    11.1%
  6/10/96    7/23/96  Community Health Systems        Forstmann Little & Co.                      $52.00      $43.75    18.9%
  6/21/96    8/23/96  Computer Petroleum Corp.        United Communications Group                 $ 3.90      $ 1.88   107.8%
  5/10/96    9/30/96  Salem Corp.                     Three City Research                         $25.00      $15.50    61.3%
   7/2/96    8/12/96  Ambar Inc.                      Beacon Group Energy Investments             $18.00      $11.50    56.5%
  7/12/96    10/9/96  ADCO Technologies               Astor Chemicals                             $10.25      $ 6.00    70.8%
                      -------------------------------------------------------------------------------------------------------
                      MEDIAN                                                                                            36.1%
                      -------------------------------------------------------------------------------------------------------





Hillcoast Development Corp.                  3                     Confidential

Patricof & Co. Capital Corp.                                       APPENDIX E-1





                            PRE ANNOUNCEMENT TRADING



    - The following is a schedule of the price and trading volume of Hilcoast for the month prior to the announcement of the Proposed Transaction on August 12, 1996. The absence of trades on many days and the slim volume on the days where shares traded demonstrates how thin a market there was.



               =======================================================
                                VOLUME                          VOLUME
                DATE    PRICE   TRADED          DATE    PRICE   TRADED
                ----    -----   ------          ----    -----   ------
               8/9/96                          7/26/96
               8/8/96                          7/25/96
               8/7/96   $4.625  1,000          7/24/96
               8/6/96                          7/23/96
               8/5/96   $4.625  200            7/22/96

               8/2/96                          7/19/96  $4.625  100
               8/1/96                          7/18/96  $4.625  200
               7/31/96  $5.000  500            7/17/96  $4.625  100
               7/30/96  $4.625  200            7/16/96
               7/29/96                         7/15/96

                                               7/12/96
               -------------------------------------------------------




Hillcoast Development Corp.                  1                     Confidential

                                                                    APPENDIX F
                                                                 PATRICOF & CO

September 24, 1996



PERSONAL & CONFIDENTIAL


Mr. Isaac Heimbinder
President, Co-Chief Executive Officer
  Chief Operating Officer
U.S. Home Corporation
1800 West Loop South
Houston, Texas 77252

Patricof & Co.
Capital Corp.
445 Park Avenue
New York, NY 10022
Tel 212-935-5151
Fax 212-832-6946

Dear Mr. Heimbinder:

     We are the investment bankers for the Independent Directors Committee of Hilcoast Development Corp. and have been engaged to offer financial advice in connection with the proposed transaction described in Hilcoast's press release of August 12, 1996, a copy of which is enclosed.

     In pursuit of our client's desire to maximize value for the Company's public shareholders, we are soliciting your company's interest in formulating a proposal, alternative to the one set forth in the press release. To assist you in that effort, also enclosed are Hilcoast's fiscal 1995 Annual Report and 10K, its most recent 10Q and the proxy statement for its last annual meeting.

     I will shortly give you a follow up call to explore your response to the contents of this letter.



Very truly yours,




Arthur H. Rosenbloom
Special Partner


encl.(s)

                                                                EXHIBIT (c)



                          AGREEMENT AND PLAN OF MERGER

                                    BETWEEN

                             FLA ACQUISITION CORP.

                                      AND

                           HILCOAST DEVELOPMENT CORP.





                            Dated November 21, 1996

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
1.       The Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.1  The Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.2  Consummation of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.3  Effects of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.4  Certificate of Incorporation and Bylaws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         1.5  Directors and Officers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.6  Conversion of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.7  Conversion of Common Stock of Mergerco  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.8  Stockholders' Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.9  Withholding Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.       Dissenting Shares; Payment For Shares; Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         2.1  Dissenting Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.2  Payment for Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         2.3  Closing of the Company's Transfer Books . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         2.4  Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

3.       Representations and Warranties of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.1  Organization and Qualification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.2  Capitalization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         3.3  Authority for this Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.4  Absence of Certain Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         3.5  Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.6  Consents and Approvals; No Violation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
         3.7  Employee Benefit Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.8  Litigation, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.9  Tax Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         3.10  Compliance with Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.11  Delaware Takeover Statute Inapplicable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.12  Fairness Opinion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.13  Required Vote of the Company's Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         3.14  Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

4.       Representations and Warranties of Mergerco . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.1  Organization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.2  Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         4.3  Authority for this Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.4  Consents and Approvals; No Violation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.5  Financing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         4.6  Interim Operations of Mergerco  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.7  Litigation, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         4.8  Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

5.       Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         5.1  Conduct of Business of the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         5.2  Recommendation by the Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         5.3  Access to Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         5.4  Reasonable Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         5.5  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         5.6  Directors' and Officers' Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.7  State Takeover Statutes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.8  Proxy Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         5.9  Notification of Certain Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         5.10  Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

6.       Conditions to Consummation of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         6.1  Conditions to Both Parties' Obligation to Consummate the Merger . . . . . . . . . . . . . . . . . . . .  18
         6.2  Conditions to Mergerco's Obligation to Consummate the Merger  . . . . . . . . . . . . . . . . . . . . .  19
         6.3  Condition to the Company's Obligation to Consummate the Merger  . . . . . . . . . . . . . . . . . . . .  19

7.       Termination; Amendment; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         7.1  Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         7.2  Effect of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         7.3  Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         7.4  Extension; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

8.       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.1  Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.2  Enforcement of the Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.3  Validity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.4  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         8.5  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         8.6  Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         8.7  Parties in Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         8.8  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         8.9  Press Releases  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         8.10  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

         Schedule 1.5             --       Directors and Officers of the
                                               Surviving Corporation
         Schedule 3.2(a)          --       Capitalization
         Schedule 3.2(b)          --       Subsidiary Securities
         Schedule 3.4             --       Absence of Certain Change
         Schedule 3.6             --       Consents
         Schedule 3.7             --       Employee Benefit Matters
         Schedule 3.8             --       Litigation
         Schedule 3.9             --       Tax Matters
         Schedule 4.2             --       Stockholders of Mergerco

                          AGREEMENT AND PLAN OF MERGER

                            Dated November 21, 1996

                 The parties to this agreement and plan of merger are FLA Acquisition Corp., a Delaware corporation ("Mergerco"), and Hilcoast Development Corp., a Delaware corporation (the "Company").

                 The board of directors of each of Mergerco and the Company has determined it is in the best interests of its stockholders for Mergerco to acquire the Company upon the terms and subject to the conditions set forth in this agreement.

                 Accordingly, the parties agree as follows:

1.       The Merger

         1.1 The Merger. Upon the terms of this agreement and subject to the provisions of the Delaware General Corporation Law (the "DGCL"), Mergerco shall be merged with and into the Company (the "Merger") as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in section 6. The Company shall be the surviving corporation in the Merger (the "Surviving Corporation") under the name "Hilcoast Development Corp." and shall continue its existence under the law of Delaware. At the Effective Time (as defined in section 1.2), the separate corporate existence of Mergerco shall cease.

         1.2 Consummation of the Merger. Subject to the provisions of this agreement, the parties shall cause the Merger to be consummated by filing with the secretary of state of the state of Delaware a duly executed and verified certificate of merger, and shall take all other action required by law to effect the Merger. Prior to the filing referred to in this section, a closing (the "Closing") shall be held at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York (or such other place as the parties may agree) for the purpose of completing the foregoing. The time the Merger becomes effective in accordance with applicable law is referred to as the "Effective Time".

         1.3 Effects of the Merger. The Merger shall have the effects set forth in the DGCL and this agreement.

         1.4 Certificate of Incorporation and Bylaws. The certificate of incorporation and bylaws of Mergerco, as in effect on the date of this agreement, shall be the certificate of incorporation and bylaws, respectively, of the Surviving Corporation; provided, however, that section 1 of the certificate of incorporation of the Surviving Corporation shall be amended to read in its entirety as follows: "Section 1. The name of the Corporation is Hilcoast Development Corp."

         1.5 Directors and Officers. The persons listed on schedule 1.5 shall be the directors and officers, respectively, of the Surviving Corporation, each of whom shall serve until his or her respective successor is duly elected and qualified.

         1.6 Conversion of Shares. Each share of common stock, par value $.01 per share, of the Company (each, a "Share"), issued and outstanding immediately prior to the Effective Time (other than Shares owned by Mergerco or any subsidiary of Mergerco or held in the treasury of the Company, all of which shall be cancelled, and other than Dissenting Shares (as defined in section 2.1)) shall, by virtue of the Merger and without any action on the part of the holder, be converted into the right to receive in cash $6.00 (subject to any applicable withholding tax, as specified in section 1.9), without interest (the "Merger Consideration"), upon the surrender of the certificate representing the Share in accordance with section 2.2.

         1.7 Conversion of Common Stock of Mergerco. Each share of common stock, par value $.01, of Mergerco issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder, be converted into and become one share of common stock of the Surviving Corporation.

         1.8 Stockholders' Meeting. As soon as practicable after the date of this agreement, the Company, acting through its board of directors, shall, in accordance with applicable law, duly call, give notice of, convene and hold a special meeting (the "Special Meeting") of its stockholders at the earliest practicable date for the purpose of considering and taking action upon the agreement of merger (within the meaning of section 251 of the DGCL) set forth in this agreement. Subject to applicable law, the Company shall include in its proxy statement (together with any schedules required to be filed with the SEC (as defined in section 3.5) therewith and as amended or supplemented, the "Proxy Statement") the recommendation of its board of directors that stockholders of the Company vote in favor of the approval and adoption of the agreement of merger set forth in this agreement.

         1.9 Withholding Taxes. Mergerco shall be entitled to deduct and withhold from the consideration otherwise payable to a holder of Shares or Options (as defined in section 2.4) pursuant to the Merger such amounts as are required under section 3406 of the Internal Revenue Code of 1986 (the "Code"). To the extent amounts are so withheld by Mergerco, the withheld amounts shall be treated for all purposes of this agreement as having been paid to the holder of the Shares in respect of which the deduction and withholding was made by Mergerco.


2.       Dissenting Shares; Payment For Shares; Options

         2.1 Dissenting Shares. Notwithstanding anything in this agreement to the contrary, Shares issued and outstanding immediately prior to the Effective Time and held by any stockholder who did not vote in favor of the Merger and complies with section 262 of the DGCL (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, but, instead, shall be converted into the right to receive such consideration as may be determined to be due such holder pursuant to the DGCL. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost his rights to appraisal under the DGCL, that holder's Shares shall thereupon be converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration without any interest. The Company shall give Mergerco (a) prompt notice of any written demands for appraisal of any Shares, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to stockholders' rights of appraisal and (b) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Mergerco, voluntarily make any payment with respect to any demands for appraisal of capital stock of the Company, offer to settle or settle any demands or approve any withdrawal of any such demands.

         2.2  Payment for Shares

              (a) Immediately prior to the Effective Time, Mergerco shall deposit or cause to be deposited with a bank or trust company to be selected by Mergerco as paying agent (the "Paying Agent") sufficient funds to make the payments pursuant to section 1.6 on a timely basis to holders of Shares issued and outstanding immediately prior to the Effective Time (such funds, the "Payment Fund"). The Paying Agent shall, pursuant to irrevocable instructions, make the payments provided for in the preceding sentence out of the Payment Fund. The Payment Fund shall not be used for any purpose, except as provided in this agreement.

              (b) Promptly after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each record holder of Shares, as of the Effective Time, a form of letter of transmittal, the form and content of which shall be reasonably acceptable to the Company (which shall specify that delivery shall be effected, and risk of loss and title to the certificates representing the Shares (the "Certificates") shall pass, only upon proper delivery of the Certificates to the Paying Agent), and instructions for use in effecting the surrender of the Certificates for payment of the Merger Consideration. Upon surrender to the Paying Agent of a Certificate, together with the letter of transmittal duly executed, the holder of the Certificate shall be paid cash in an amount (subject to any applicable withholding tax, as specified in section 1.9) equal to the product of the number of Shares represented by the

Certificate and the Merger Consideration, and the Certificate shall be cancelled. No interest shall be paid or accrued on the cash payable upon the surrender of a Certificate. If payment is to be made to a person other than the person in whose name a Certificate surrendered is registered, it shall be a condition of payment that the Certificate so surrendered be properly endorsed or otherwise in proper form for transfer and that the person requesting such payment pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Surviving Corporation that the tax has been paid or is not applicable. From and after the Effective Time and until surrendered in accordance with this section 2.2, each Certificate (other than Certificates representing Shares owned by Mergerco or any of its subsidiaries, and Dissenting Shares) shall represent for all purposes solely the right to receive in cash an amount equal to the product of the Merger Consideration and the number of Shares evidenced by the Certificate, without interest.

              (c) Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by the former stockholders of the Company for four months after the Effective Time shall be repaid to the Surviving Corporation. Any former stockholder of the Company who has not theretofore complied with section 2.1 shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) for payment of his claim for the Merger Consideration per Share, without interest. Neither Mergerco nor the Surviving Corporation shall be liable to any holder of Shares for any monies delivered from the Payment Fund or otherwise to a public official pursuant to any applicable abandoned property, escheat or similar law.

         2.3 Closing of the Company's Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Shares shall thereafter be made. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for cash as provided in this section 2, subject to applicable law in the case of Dissenting Shares.

         2.4  Options.

              (a) Promptly after the Effective Time, Mergerco shall pay each holder of a then outstanding Option (as defined below), in settlement of the Options, for each Share subject to an Option, an amount (subject to any applicable withholding tax) in cash equal to the excess, if any, of the Merger Consideration over the per Share exercise price of that Option (that amount, the "Option Consideration"). Upon receipt of the Option Consideration, the Option shall be cancelled. The surrender of an Option to the Company in exchange for the Option Consideration shall be deemed a release of all rights the holder had or may have had in respect of that Option. For purposes of this agreement, "Option" means any option, whether or not then exercisable, to purchase Shares under the Company's 1992 Stock Option Plan or 1995 Stock Option Plan (collectively, the "Stock Option Plans").

              (b) Prior to the Effective Time, the Company shall use all reasonable efforts to obtain all necessary consents or releases from holders of Options under the Stock Option Plans and take all other action necessary to give effect to the transactions contemplated by this section 2.4. Except as otherwise agreed by the parties, (a) both Stock Option Plans shall terminate as of the Effective Time and all rights under any provision of any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any subsidiary of the Company shall be cancelled as of the Effective Time, and (b) the Company shall take all reasonable action to ensure that, after the Effective Time, no person shall have any right under any Stock Option Plan (or any option granted under any Stock Option Plan) or other plan, program or arrangement with respect to equity securities of the Company, the Surviving Corporation or any direct or indirect subsidiary of either.


3. Representations and Warranties of the Company. The Company represents and warrants to Mergerco as follows:

         3.1 Organization and Qualification. Each of the Company and its subsidiaries is a duly organized and validly existing corporation in good standing under the law of its jurisdiction of incorporation, with the corporate power and authority to own its properties and conduct its business as now being conducted, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect (as defined below). The Company has made available to Mergerco accurate and complete copies of the certificates of incorporation and bylaws as currently in effect of the Company and each of its subsidiaries.

         For purposes of this agreement, "Material Adverse Effect" means any adverse change in the business or financial condition of the Company or its subsidiaries that is material to the Company and its subsidiaries taken as a whole.

         3.2  Capitalization

              (a) The authorized capital stock of the Company consists of 6,000,000 Shares and 10,000 shares of preferred stock, $.01 par value (the "Preferred Stock"). As of the close of business on November 21, 1996, 2,362,320 Shares were issued and outstanding; no shares of Preferred Stock were issued or outstanding; no Shares were held in the Company's treasury; and there were outstanding Options to purchase an aggregate of 315,000 Shares under the Company's Stock Option Plans (copies of which have previously been furnished to Mergerco). Since September 1, 1996, the Company
(i) has not issued any Shares, other than upon the exercise of Options then outstanding, (ii) has not granted any options or rights to purchase Shares (under the Company's Stock Option Plans or otherwise) and (iii) has not split, combined or reclassified any of its shares of capital stock. All the outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable and are free of preemptive rights. Except as set forth in this section 3.2 or on schedule 3.2(a) to this agreement, there are no outstanding (i) shares of capital stock or other voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options, warrants, rights or other agreements or commitments to acquire from the Company, or obligations of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, or obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (the items in clauses (i), (ii) and (iii), collectively, the "Company Securities"). Except as set forth on schedule 3.2(a), there are no outstanding obligations of the Company or any subsidiary to repurchase, redeem or otherwise acquire any Company Securities and there are no other outstanding stock related awards. Except as set forth on schedule 3.2(a), there are no voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is a party with respect to the voting of capital stock of the Company or any of its subsidiaries.

              (b) Except as set forth on schedule 3.2(b), the Company is, directly or indirectly, the record and beneficial owner of all the outstanding shares of capital stock of each of its subsidiaries, free and clear of any lien, mortgage, pledge, charge, security interest or encumbrance, and there are no irrevocable proxies with respect to any such shares. Except as set forth on schedule 3.2(b), there are no outstanding (i) securities of the Company or any subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any subsidiary, or (ii) options or other rights to acquire from the Company or any of its subsidiaries, or other obligations of the Company or any of its subsidiaries to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any of its subsidiaries, or other obligations of the Company or any of its subsidiaries to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (the items in clauses (i) and (ii), collectively, the "Subsidiary Securities"). Except as set forth on schedule 3.2(b), there are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

         3.3 Authority for this Agreement. The Company has the requisite corporate power and authority to execute and deliver this agreement and to consummate the transactions contemplated by this agreement. The execution and delivery of this agreement by the Company and the consummation by the Company of the transactions contemplated by this agreement have been duly and validly authorized by the board of directors of the Company and no other corporate proceeding on the part of the Company is necessary to authorize this agreement or to consummate the transactions so contemplated (other than the approval and adoption of the agreement of merger (within the meaning of section 251 of the DGCL) in this agreement by the holders of a majority of the Shares prior to the consummation of the Merger). This agreement has been duly and validly executed and delivered by the Company and, assuming this agreement constitutes the valid and binding obligation of Mergerco, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject to general principles of equity (whether considered in a proceeding in equity or at law).

         3.4 Absence of Certain Changes. Except as disclosed in the SEC Reports (as defined in section 3.5) or on schedule 3.4, since June 30, 1996:
(a) the Company and its subsidiaries have not suffered any Material Adverse Effect, (b) the Company and its subsidiaries have conducted their respective businesses in all material respects only in the ordinary course consistent with past practice, except in connection with the negotiation and execution and delivery of this agreement and the exploration of other alternative transactions, and (c) there has not been (i) any declaration, setting aside or payment of any dividend or other distribution in respect of the Shares or any repurchase, redemption or other acquisition by the Company or any of its subsidiaries of any outstanding shares of capital stock or other securities in, or other ownership interests in, the Company or any of its subsidiaries; (ii) any entry into any written employment agreement with, or any increase in the rate or terms (including, without limitation, any acceleration of the right to receive payment) of compensation payable or to become payable by the Company or any of its subsidiaries to, their respective directors or officers; (iii) any increase in the rate or terms (including, without limitation, any acceleration of the right to receive payment) of any bonus, insurance, pension or other employee benefit plan, payment or arrangement made to, for or with any such directors, officers or key employees, except increases occurring in the ordinary course of business or as required by law or as necessary to maintain tax-qualified status; or (iv) any action by the Company that, if taken after the date of this agreement, would constitute a breach of section 5.1.

         3.5  Reports

              (a) The Company has filed with the Securities and Exchange Commission (the "SEC") all forms, reports and documents required to be filed by it pursuant to applicable law since January 1, 1994 (the "SEC Reports"), all of which have complied as of their respective filing dates in all material respects with all applicable requirements of the Exchange Act and the rules under the Securities Exchange Act of 1934 (the "Exchange Act"). None of the SEC Reports, including, without limitation, any financial statements or schedules included or incorporated by reference in the SEC Reports, at the time filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (b) The audited and unaudited consolidated financial statements of the Company included (or incorporated by reference) in the SEC Reports have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except to the extent set forth in those financial statements, including the notes, if any) and present fairly in all material respects the consolidated financial position of the Company as of their respective dates, and the consolidated results of operations and changes in financial condition and cash flows for the periods presented, subject, in the case of the unaudited interim financial statements, to normal, recurring, year-end adjustments and the absence of such footnotes as may be omitted in unaudited interim financial statements prepared in accordance with United States generally accepted accounting principles.

         3.6 Consents and Approvals; No Violation. Neither the execution and delivery of this agreement by the Company nor the consummation of the transactions contemplated by this agreement will, except as disclosed on schedule 3.6, (a) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of the Company or any of its subsidiaries; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except (i) pursuant to the Exchange Act, (ii) the filing of a certificate of merger pursuant to the DGCL, or (iii) any applicable filings under state securities, or "Blue Sky", laws or state anti-takeover laws; (c) result in a material default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material note, license, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its assets or subsidiaries may be bound; or (d) violate in any material respect any material order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its subsidiaries or by which any material portion of their respective assets are bound.

         3.7  Employee Benefit Matters

              (a) Schedule 3.7 sets forth a true and complete list of all employee benefit plans, arrangements and agreements maintained, or that have been maintained, by the Company, any of its subsidiaries, or by any trade or business, whether or not incorporated that, together with the Company, would be deemed a "single employer" within the meaning of section 414(b), (c), (m) or
(o) of the Code or section 4001 of the Employee Retirement Income Security Act of 1974 ("ERISA") (a "ERISA Affiliate") (collectively, the "Plans").

              (b) Each Plan is and has been operated and administered in all material respects in accordance with the terms of the Plan and in accordance with the requirements prescribed by all applicable statutes, orders and governmental rules and regulations, including ERISA and the Code. Each Plan intended to be "qualified" within the meaning of section 401(a) of the Code is so qualified.

              (c) Neither the Company nor any ERISA Affiliate nor any of their respective predecessors has contributed to or contributes to, or otherwise participated in or participates in, a plan subject to section 412 of the Code or Title IV of ERISA. No Plan is a multiemployer plan (within the meaning of sections 3(37) or 4001(a)(3) of ERISA or section 413 of the Code ("Multiemployer Plan") and no Plan is a multiple employer plan as defined in section 413 of the Code ("Multiple Employer Plan"); and all material contributions or other amounts payable by the Company or any of its subsidiaries as of June 30, 1996 with respect to each Plan in respect of current or prior plan years have been either paid or accrued on the balance sheet of the Company. Neither the Company nor any ERISA Affiliate is or was obligated to contribute to any Multiemployer Plan or Multiple Employer Plan.
To the knowledge of the Company, there are no material pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any Plan or any related trust.

         3.8 Litigation, etc. Except as set forth on schedule 3.8 or as disclosed in the SEC Reports, there is no claim, action, proceeding or governmental investigation pending or, to the knowledge of the Company, threatened against the Company, any of its subsidiaries or in respect of any Plan before any court or governmental or regulatory authority that, individually or in the aggregate, (a) could reasonably be expected to have a Material Adverse Effect or (b) has had or could reasonably be expected to have a material adverse effect on the ability of the Company to consummate the transactions contemplated by this agreement or in any manner challenges or seeks to prevent, enjoin or delay the Merger.

         3.9  Tax Matters

              (a)      Except as set forth on schedule 3.9 or in the SEC
Reports:

              (i) All returns and reports relating to income, franchise and all material other taxes required to be filed with respect to each of the Company and its subsidiaries or any of their income, properties or operations have been duly filed in a timely manner (taking into account all extensions of due dates), and, to the knowledge of the Company, all information in such returns and reports is true, correct and complete in all material respects. All taxes attributable to each of the Company and its subsidiaries that were shown to be due and payable on such returns and reports have been paid.

              (ii) Adequate provisions in accordance with United States generally accepted accounting principles consistently applied have been made in the consolidated financial statements included in the SEC Reports for the payment of all material taxes for which any of the Company or its subsidiaries may be liable for the periods covered by those financial statements that were not yet due and payable as of the dates of those financial statements, regardless of whether the liability for those taxes is disputed.

              (iii) The Company has not received any notice of deficiency or assessment from any federal, state or local taxing authority with respect to liabilities for taxes of the Company or any of its subsidiaries that have not been fully paid or finally settled. There is presently no tax audit, administrative proceeding being conducted with respect to the Company or any of its subsidiaries.

              (iv) There is no contract, agreement or intercompany account system under which the Company or any of its subsidiaries has, or may at any time in the future have, an obligation to contribute to the payment of any portion of a tax (or pay any amount calculated with reference to any portion of a tax) of any group of corporations of which the Company or its subsidiaries is or was a part.

              (b) There are no agreements in effect to extend the period of limitations for the assessment or collection of any income, franchise or material other tax for which the Company or any of its subsidiaries may be liable.

         3.10 Compliance with Law. Except as set forth in the SEC Reports, to the knowledge of the Company, the business of the Company and its subsidiaries is being conducted in compliance with all applicable laws, orders, rules or regulations of any governmental authority, except to the extent non-compliance could not reasonably be expected to have a Material Adverse Effect.

         3.11 Delaware Takeover Statute Inapplicable. The board of directors of the Company has approved the transactions contemplated by this agreement upon the terms specified in this agreement, which will result in Mergerco becoming an "interested stockholder", within the meaning of section 203(a)(1) of the DGCL.

         3.12 Fairness Opinion. Patricof & Co. Capital Corp. ("Patricof"), the independent financial advisor to the independent committee of the Company's board of directors, has delivered to the Company its opinion that the consideration to be paid to the Company's stockholders in the Merger is fair, from a financial point of view, to those stockholders, and, as of the date of this agreement, that opinion has not been withdrawn or modified. The Company has delivered to Mergerco a true and complete copy of such opinion.

         3.13 Required Vote of the Company's Stockholders. The only vote of the stockholders of the Company required to approve and adopt the plan of merger in this agreement and approve the Merger is the affirmative vote of holders of not less than the majority of the outstanding Shares.

         3.14 Brokers. No broker, finder or other investment banker is entitled to receive any brokerage, finder's or other fee or commission in connection with this agreement or the transactions contemplated by this agreement based upon agreements made by or on behalf of the Company.


4. Representations and Warranties of Mergerco. Mergerco represents and warrants to the Company as follows:

         4.1 Organization. Mergerco is a duly organized and validly existing corporation in good standing under the law of the state of Delaware, with all requisite corporate power and authority to own its properties and conduct its business.

         4.2 Stockholders. Schedule 4.2 lists all the stockholders of Mergerco. Each such stockholder is the record and beneficial owner of the number of shares of common stock, par value $.01 per share, of Mergerco set forth opposite his name on schedule 4.2.

         4.3 Authority for this Agreement. Mergerco has full corporate power and authority to execute and deliver this agreement and to consummate the transactions contemplated by this agreement. The execution and delivery of this agreement by Mergerco and the consummation by Mergerco of the transactions contemplated by this agreement have been duly and validly authorized by the board of directors and stockholders of Mergerco and no other corporate proceeding on the part of Mergerco is necessary to authorize this agreement or to consummate the transactions contemplated by this agreement. This agreement has been duly and validly executed and delivered by Mergerco and, assuming this agreement constitutes a valid and binding obligation of the Company, this agreement constitutes the valid and binding agreement of Mergerco, enforceable against Mergerco in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors rights generally and subject to general principles of equity (whether considered in a proceeding in equity or at law).

         4.4 Consents and Approvals; No Violation. Neither the execution and delivery of this agreement by Mergerco nor the consummation of the transactions contemplated by this agreement will (a) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of Mergerco; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except (i) pursuant to the Exchange Act, (ii) the filing of a certificate of merger pursuant to the DGCL, (iii) any applicable filings under state securities, or "Blue Sky", laws or state anti-takeover laws; (c) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, license, agreement or other instrument or obligation to which Mergerco is a party or by which any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or that would not materially and adversely affect the ability of Mergerco to consummate the transactions contemplated by this agreement; or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Mergerco or any of its assets, except for violations that would not materially adversely affect the ability of Mergerco to consummate the transactions contemplated by this agreement.

         4.5 Financing. Mergerco has or, prior to the Effective Time, shall have, sufficient funds to enable it to satisfy its obligations to purchase the Shares under the Merger.

         4.6 Interim Operations of Mergerco. Mergerco was formed solely for the purpose of engaging in the transactions contemplated by this agreement, and has not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated by this agreement.

         4.7 Litigation, etc. There is no claim, action, proceeding or governmental investigation pending or, to Mergerco's knowledge, threatened against Mergerco that, individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on the ability of Mergerco to consummate the transactions contemplated by this agreement or in any manner challenges or seeks to prevent, enjoin or delay the Merger.

         4.8 Brokers. No broker, finder or other investment banker is entitled to any brokerage, finder's or other similar fee or commission in connection with this agreement or the transactions contemplated by this agreement based upon agreements made by or on behalf of Mergerco or its affiliates.


5.       Covenants

         5.1 Conduct of Business of the Company. Except as contemplated by this agreement, from the date of this agreement to the Effective Time, the Company shall, and shall cause its subsidiaries to, conduct its and their operations in all material respects in the ordinary course and consistent with past practice and use all reasonable efforts to preserve intact their business organizations and to maintain existing relationships with those having significant business relationships with them. Without limiting the foregoing and except as contemplated by this agreement, during the period specified in the preceding sentence, the Company shall not, and shall not permit any of its subsidiaries to, without the prior written consent of Mergerco (which consent shall not be unreasonably withheld), (a) except for issuances of capital stock of the Company's subsidiaries to the Company or to a wholly-owned subsidiary of the Company, issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (i) additional shares of capital stock of any class (including the Shares) or any other ownership interest in any of its subsidiaries, or securities convertible into or exchangeable for any such shares or ownership interest or any rights, warrants or options to acquire or with respect to any such shares of capital stock, ownership interest or other convertible or exchangeable securities, or grant or accelerate any right to convert or exchange any securities for any such shares (including the Shares) or ownership interest, other than Shares issuable upon exercise of the Options, or (ii) any other securities in respect of, in lieu of or in substitution for Shares outstanding on the date of this agreement; (b) otherwise acquire or redeem, directly or indirectly, any of its outstanding securities (including the Shares); (c) split, combine or reclassify its capital stock or declare, set aside, make or pay any dividend or distribution (whether in cash, stock or property) on any shares of capital stock of the Company or any of its subsidiaries (other than cash dividends paid to the Company by its wholly-owned subsidiaries); (d) make any acquisition, by means of a merger or otherwise, of assets or securities, or any sale, lease, encumbrance or other disposition of assets or securities, in each case other than in the ordinary course of business and in circumstances not requiring approval of its board of directors; (e) incur or assume any debt for borrowed money, except in the ordinary course of business consistent with past practice, including borrowings under the Company's existing lines of credit with CV Reit, Inc. and H. Irwin Levy; (f) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person (except wholly-owned subsidiaries of the Company), except in the ordinary course of business; (g) make any loans, advances or capital contributions to, or investments in, any other person (except wholly-owned subsidiaries of the Company), in each case other than in the ordinary course of business; (h) change any of the accounting principles or practices used by it or any of its subsidiaries, except as required by the SEC or by United States generally accepted accounting principles; (i) make any tax election not required by law or settle or compromise any federal, state or local income tax liability, in each case that is material to the Company and its subsidiaries taken as a whole; (j) adopt any amendments to its certificate of incorporation or bylaws; (k) grant any stock related or performance awards;
(l) forgive any loans to employees, officers or directors of more than $10,000 with respect to any particular individual; (m) enter into any new employment, severance, consulting or salary continuation agreements with any officer, director or employee other than as contemplated by this agreement; (n) adopt, amend or terminate any material employee benefit plan, except in the ordinary course of business or as required by law or as necessary to maintain tax qualified status; or (o) agree in writing or otherwise to take any of the foregoing actions or any action that would make any representation or warranty in this agreement untrue or incorrect in any material respect as of the date when made or as of a future date or otherwise would result in any of the conditions to the Merger not being satisfied.

         5.2 Recommendation by the Board of Directors. Except as set forth in this section 5.2, the board of directors of the Company shall not (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Mergerco, the approval or recommendation by the board of directors of this agreement or the Merger, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal (as defined below) or (iii) cause the Company to enter into any agreement with respect to any Acquisition Proposal. The Company shall use reasonable efforts to keep Mergerco informed of the status of any Acquisition Proposal (unless the board of directors of the Company determines in good faith after consultation with and based upon the advice of independent legal counsel that keeping Mergerco so informed would breach the fiduciary duties of the board in connection with a Superior Proposal (as defined below)). Notwithstanding the foregoing, in the event that prior to the Effective Time the board of directors of the Company determines in good faith, after consultation with and based upon the advice of independent legal counsel, that it is necessary to do so in order to comply with its fiduciary duties to the Company's stockholders under applicable law, the board of directors of the Company may withdraw or modify its approval or recommendation of this agreement and the Merger, approve or recommend an Acquisition Proposal that is more favorable to the stockholders of the Company than the Offer and the Merger (a "Superior Proposal") or cause the Company to enter into an agreement with respect to a Superior Proposal. The Company shall provide reasonable notice to Mergerco to the effect that it is taking such action. If the Company proposes to enter into an agreement with respect to any Superior Proposal, it shall concurrently with proposing such an agreement pay, or cause to be paid, to Mergerco the fee provided for in section 5.10.

              For purposes of this agreement, "Acquisition Proposal" means an inquiry, offer or proposal regarding any of the following (other than the transactions contemplated by this agreement with Mergerco) involving the
Company: (w) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction; (x) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of related transactions; (y) any tender offer or exchange offer for 20 percent or more of the outstanding shares of capital stock of the Company or the filing of a registration statement under the Securities Act of 1933 in connection therewith; or (z) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

         5.3  Access to Information

              (a) Subject to any limitations imposed by applicable law, between the date of this agreement and the Effective Time, the Company shall
(i) give Mergerco and its authorized representatives all reasonable access (during regular business hours upon reasonable notice) to all employees, plants, offices, warehouses and other facilities and to all books and records (including, without limitation, tax returns) of the Company and its subsidiaries and cause the Company's and its subsidiaries' independent accountants to provide access to their work papers and such other information as Mergerco may reasonably request, (ii) permit Mergerco to make such inspections as it may reasonably require and (iii) cause its officers and those of its subsidiaries to furnish Mergerco with such financial and operating data and other information with respect to the business, properties and personnel of the Company and its subsidiaries as Mergerco may from time to time reasonably request.

              (b) Prior to the Effective Time, Mergerco shall keep confidential, and shall use its best efforts to cause its affiliates, associates and representatives to keep confidential, all proprietary and confidential information obtained by Mergerco pursuant to this section 5.3 that does not become publicly available through other means (the "Confidential Information"). Mergerco shall use the Confidential Information only in connection with the transactions contemplated by this agreement.

         5.4 Reasonable Efforts. Each party shall agree to use all reasonable efforts to cause the fulfillment, in the most expeditious manner practicable, of all the conditions to the other party's obligation to consummate the Merger.

         5.5  Indemnification

              (a) Mergerco agrees that all rights to indemnification or exculpation now existing in favor of the directors, officers, employees and agents of the Company and its subsidiaries as provided in their respective charters or bylaws or otherwise in effect as of the date of this agreement with respect to matters occurring prior to the Effective Time shall survive the Merger and shall continue in full force and effect. To the maximum extent permitted by the DGCL, such indemnification shall be mandatory rather than permissive, and, pursuant to Section 145(e) of the DGCL, the Surviving Corporation shall advance expenses in connection with such indemnification.

              (b) In addition to the rights provided for in section 5.5(a), and not in limitation of those rights, Mergerco shall cause the Surviving Corporation to indemnify, defend and hold harmless each present and former director and officer, employee and agent of the Company and its subsidiaries ("Indemnified Parties") to the fullest extent permitted by law for all claims, losses, damages, liabilities, costs, judgments and amounts paid in settlement, including advancement of expenses (including attorneys' fees) as incurred in respect of any threatened, pending or contemplated claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, including, without limitation, any action by or on behalf of any or all securityholders of the Company or by or in the right of the Company or the Surviving Corporation, or investigation relating to any action or omission by such party in its capacity as such (including service to any other entity, plan, trust or the like at the Company's request) occurring on or prior to the Effective Time (including, without limitation, any that arise out of or relate to the transactions contemplated by this agreement).

              (c) The provisions of this section 5.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her personal representatives.

         5.6 Directors' and Officers' Insurance. The Surviving Corporation shall maintain in effect for not fewer than six years from the Effective Time the policies of directors' and officers' liability insurance most recently maintained by the Company (provided that the Surviving Corporation may substitute therefor policies with reputable and financially sound carriers of at least the same coverage and containing terms and conditions no less advantageous, as long as such substitution does not result in gaps or lapses in coverage) with respect to claims arising from or related to matters occurring prior to the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend more than an amount per year equal to 200% of the current annual premiums paid by the Company (the "Premium Amount") to maintain or procure insurance coverage pursuant to this section 5.6; and further provided that, if the Surviving Corporation is unable to obtain the insurance called for by this section 5.6, the Surviving Corporation shall obtain as much comparable insurance as is available for the Premium Amount per year.

         5.7 State Takeover Statutes. The Company shall, upon the request and at the expense of Mergerco, take all reasonable steps to assist in any challenge by Mergerco to the validity, or applicability to the Merger, of any state takeover law.

         5.8 Proxy Statement. The Company shall prepare and file with the SEC, and in consultation with Mergerco, as soon as practicable after the date of this agreement, a preliminary proxy or information statement (the "Preliminary Proxy Statement") and a transaction statement on schedule 13E-3 (as amended or supplemented, the "Schedule 13E-3") relating to the Merger in accordance with the Exchange Act and the rules and regulations under the Exchange Act, with respect to the transactions contemplated by this agreement. The Company and Mergerco shall cooperate with each other in the preparation of the Preliminary Proxy Statement. Each of the Company and Mergerco agrees that none of the information supplied or to be supplied by it or any of its affiliates specifically for inclusion in the Proxy Statement and/or the
Schedule 13E-3 shall, on the date the Proxy Statement is mailed and at the time of the Special Meeting or the Schedule 13E-3 is filed with the SEC, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use all reasonable efforts to respond promptly to any comments made by the SEC with respect to the Preliminary Proxy Statement, and to cause the Proxy Statement to be mailed to the Company's stockholders at the earliest practicable date.

         5.9 Notification of Certain Matters. The Company shall give prompt notice to Mergerco, and Mergerco shall give prompt notice to the Company, of
(a) the occurrence or non-occurrence of any event the occurrence, or non-occurrence of which is likely to cause any representation or warranty of that party in this agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time and (b) any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this agreement; provided, however, that the delivery of any notice pursuant to this section 5.9 shall not limit or otherwise affect the remedies available under this agreement to any of the parties receiving such notice.

         5.10  Fees and Expenses

              (a) Whether or not the Merger is consummated and except as otherwise provided in this section 5.10, all costs and expenses incurred in connection with this agreement and the transactions contemplated by this agreement shall be paid by the party incurring the expense.

              (b) The Company agrees to pay Mergerco a fee in immediately available funds equal to $200,000 upon the termination of this agreement by Mergerco pursuant to section 7.1(d) or by the Company pursuant to section 7.1(e).


6.       Conditions to Consummation of the Merger.

         6.1 Conditions to Both Parties' Obligation to Consummate the Merger. The obligation of each party to effect the Merger is subject to the satisfaction or waiver, where permissible, prior to the proposed Effective Time, of the following conditions:

              (a) the agreement of merger in this agreement shall have been approved and adopted by the affirmative vote of the stockholders of the Company required by and in accordance with applicable law;

              (b) no statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court or governmental authority against Mergerco or the Company and be in effect that prohibits or restricts the consummation of the Merger or makes such consummation illegal (each party agreeing to use all reasonable efforts to have such prohibition lifted); and

              (c) The opinion referred to in section 3.12 shall have been confirmed in writing as of the Effective Time.

         6.2 Conditions to Mergerco's Obligation to Consummate the Merger. The obligation of Mergerco to effect the Merger is subject to the satisfaction or waiver, where permissible, prior to the proposed Effective Time, of the following conditions:

              (a) since the date of this agreement, there shall not have occurred any adverse change in the business or financial condition of the Company or its subsidiaries that has resulted in a Material Adverse Effect;

              (b) the representations and warranties of the Company shall be true and correct in all material respects as of the Closing as if made again on and as of the Closing, and all the covenants in this agreement to be complied with or performed by the Company at or before the Closing shall have been complied with and performed, and Mergerco shall have received a certificate of the Company dated as of the date of the Closing and signed by an officer of the Company, certifying as to the fulfillment of the condition set forth in this section 6.2(b); and

              (c) the holders of no more than 5% of the Shares shall have exercised rights to appraisal under the DGCL.

         6.3 Condition to the Company's Obligation to Consummate the Merger. The obligation of the Company to effect the Merger is subject to the satisfaction or waiver, where permissible, prior to the proposed Effective Time, of the following condition: The representations and warranties of Mergerco shall be true and correct in all material respects as of the Closing as if made again on and as of the Closing, and all the covenants in this agreement to be complied with or performed by Mergerco shall have been complied with and performed, and the Company shall have received a certificate of Mergerco, dated as of the date of the Closing and signed by an officer of Mergerco, certifying as to the fulfillment of the condition set forth in this section 6.3.


7.       Termination; Amendment; Waiver

         7.1 Termination. This agreement may be terminated and the Merger abandoned at any time, notwithstanding approval of the Merger by the stockholders of the Company, but prior to the Effective Time:

              (a) by written consent of the boards of directors of each of the Company and Mergerco and the Special Committee of the Company's board of directors;

              (b) by Mergerco or the Company, if, without any material breach by such terminating party of its obligations under this agreement, at any time after March 31, 1997;

              (c) by Mergerco or the Company, if any court of competent jurisdiction shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the purchase of Shares pursuant to the Offer or the Merger; provided, however, that the party seeking to terminate this agreement shall have used its reasonable best efforts to remove or lift such order, decree or ruling;

              (d) by Mergerco, if the board of directors of the Company shall withdraw, modify or change its recommendation or approval in respect of this agreement or the Merger in a manner adverse to Mergerco or the board of directors of the Company shall have approved or recommended any proposal other than by Mergerco in respect of an Acquisition Proposal;

              (e)      assuming the Company shall not have contravened
section 5.2, by the Company, to allow the Company to enter into an agreement in respect of an Acquisition Proposal;

              (f) by the Company, if any event or circumstance occurs that renders the conditions set forth in section 6.3 not able to be satisfied, or by Mergerco, if any event or circumstance occurs that renders the conditions set forth in section 6.2 not able to be satisfied; and

              (g) by the Company or Mergerco; if the opinion from Patricof to the effect that the Merger Consideration is fair to the Company's stockholders from a financial point of view is withdrawn or modified.

         7.2 Effect of Termination. If this agreement is terminated and the Merger abandoned pursuant to section 7.1, this agreement, except for sections 5.3(b) and 5.9 and (to the extent applicable to the foregoing sections), section 8, shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers or stockholders. Nothing in this section 7.2 shall relieve any party of liability for breach of this agreement.

         7.3 Amendment. To the extent permitted by applicable law, this agreement may be amended by action by or on behalf of the boards of directors of the Company and Mergerco, at any time before or after adoption of this agreement by the stockholders of the Company, but, after any such stockholder approval, no amendment shall be made that decreases the Merger Consideration or adversely affects the rights of the Company's stockholders under this agreement, except with the approval of the stockholders of the Company. This agreement may not be amended, except by an instrument in writing signed on behalf of all the parties.

         7.4 Extension; Waiver. At any time prior to the Effective Time, the parties, by action by or on behalf of the boards of directors of the Company and Mergerco, may (a) extend the time for the performance of any of the obligations or other acts of the other parties in this agreement, (b) waive any inaccuracies in the representations and warranties by any other party or in any document, certificate or writing delivered pursuant to this agreement by any other party or (c) waive compliance with any of the agreements or conditions in this agreement. Any agreement by any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of that party.


8.       Miscellaneous

         8.1 Representations and Warranties. The representations and warranties in sections 3 and 4 shall not survive beyond the Effective Time.

         8.2 Enforcement of the Agreement. The parties agree that irreparable damage would occur in the event that any of the provisions of this agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction to prevent breaches of this agreement and to enforce specifically the terms and provisions of this agreement in any federal or state court located in the state of Delaware (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled at law or in equity.

         8.3 Validity. The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, which shall remain in full force and effect.

         8.4 Notices. All notices, requests, claims, demands and other communications under this agreement shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile transmission with confirmation of receipt, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

                 if to Mergerco:

                 100 Century Boulevard
                 West Palm Beach, Florida 33487
                 Telecopier: (561) 640-3160
                 Attention:  H. Irwin Levy

                 with a copy to:

                 Proskauer Rose Goetz & Mendelsohn LLP
                 1585 Broadway
                 New York, New York 10036
                 Telecopier: (212) 969-2900
                 Attention:  Klaus Eppler, Esq.

                 if to the Company:

                 c/o Bernard Green
                 583 North Lake Way
                 Palm Beach, Florida  33488
                 Telecopier: (407) 848-6793

                 with a copy to:

                 Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel,
                   P.A.
                 1221 Brickell Avenue
                 Miami, Florida  33131
                 Telecopier: (305) 579-0717
                 Attention:  Bruce E. Macdonough, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt of notice of the change).

         8.5 Governing Law. This agreement shall be governed by and construed in accordance with the law of the state of Delaware, regardless of the law that might otherwise govern under principles of conflicts of laws applicable thereto.

         8.6 Headings. The headings in this agreement are for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this agreement.

         8.7 Parties in Interest. This agreement shall be binding upon and inure solely to the benefit of each party to this agreement, and nothing in this agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature under or by reason of this agreement, except for sections 5.5 and 5.6 (which are intended to be for the benefit of the persons referred to in those sections, and may be enforced by such persons) and the first sentence of section 2.4 (which is intended to be for the benefit of holders of Options and may be enforced by such persons).

         8.8 Counterparts. This agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same agreement.

         8.9 Press Releases. Mergerco and the Company shall consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

         8.10 Entire Agreement. This agreement constitutes the entire agreement among the parties with respect to its subject matter and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to that subject matter.

                                  FLA ACQUISITION CORP.


                                  By: /s/ H. Irwin Levy
                                     -------------------------------
                                     H. IRWIN LEVY
                                     PRESIDENT

                                  HILCOAST DEVELOPMENT CORP.


                                  By: /s/ Jack Jaiven
                                     -------------------------------
                                     JACK JAIVEN
                                     Executive Vice President,
                                     Chief Financial Officer
                                     and Treasurer

                                                                    Schedule 1.5
                                                          Directors and Officers
                                                    of the Surviving Corporation


Directors

H. Irwin Levy
Mark Levy
Lynn Peseckis
Maurice Halperin
Barry Halperin


Officers

H. Irwin Levy       --    President
Mark Levy           --    Secretary
Barry Halperin      --    Senior Vice President

                                                                 Schedule 3.2(a)


None.

                                                                 Schedule 3.2(b)


None.

                                                                    Schedule 3.4


None.

                                                                    Schedule 3.6


None.

                                                                    Schedule 3.7


1992 Stock Option Plan

1995 Stock Option Plan

Employment Agreements between the Company and each of Michael S. Rubin, Jack Jaiven, Michael A. Rich, James A. Geddes, Harold Cohen and Antoinette Gleeson

HDC Group Health Plan

HDC Flexible Benefit Plan

                                                                    Schedule 3.8


None.

                                                                    Schedule 3.9


None.

                                                                    Schedule 4.2
                                                        Stockholders of Mergerco


Name(s)                                                     Number of Shares

H. Irwin Levy                                               4,172

Maurice and Barry Halperin                                  2,924

                                                                  EXHIBIT (d)(1)



                                SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

        Filed by the registrant [X]
        Filed by a party other than the registrant [ ]
        Check the appropriate box:
        [X] Preliminary proxy statement                                   [ ] Confidential, For Use of the Com-
        [ ] Definitive proxy statement                                        mission Only (as permitted by Rule
        [ ] Definitive additional materials                                   14a-6(e)(2))
        [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          HILCOAST DEVELOPMENT CORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
         [ ] No fee required.
         [x] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:
                 Common Stock, $.01 par value per Share
---------------------------------------------------------------------------------------------------------------
        (2) Aggregate number of securities to which transaction applies:
                 942,651
---------------------------------------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                 $6.00
---------------------------------------------------------------------------------------------------------------
        (4) Proposed maximum aggregate value of transaction:
                 $6,722,906
---------------------------------------------------------------------------------------------------------------
        (5) Total fee paid:
                 $1,345.00
---------------------------------------------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid:

---------------------------------------------------------------------------------------------------------------
        (2) Form, schedule or registration statement no.:

---------------------------------------------------------------------------------------------------------------
        (3) Filing party:

---------------------------------------------------------------------------------------------------------------

        (4) Date Filed:
---------------------------------------------------------------------------------------------------------------

                           HILCOAST DEVELOPMENT CORP.
                                19146 Lyons Road
                           Boca Raton, Florida 33434

                           -------------------------

                   NOTICE OF SPECIAL MEETING OF STOCK HOLDERS
                         To Be Held on January 16, 1997

                           -------------------------
To the Stockholders
of Hilcoast Development Corp.:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Hilcoast Development Corp., a Delaware corporation (the "Company"), will be held at 11:00 a.m., local time, on Thursday, January 16, 1997, at the Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406, for the following purposes:

        1. To consider and vote upon the approval and adoption of an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger (the "Merger") with and into the Company of FLA Acquisition Corp. ("Mergerco"), a Delaware corporation formed by the Company's Chairman of the Board and certain other stockholders for the purpose of consummating the Merger, with the Company being the surviving corporation. In the Merger, each outstanding share of the Company's Common Stock, $.01 par value (other than shares held by Mergerco, any of its subsidiaries or any dissenting stockholders who perfect their statutory appraisal rights under Delaware law), will be converted into the right to receive $6.00 in cash, without interest. The Merger Agreement is more fully described in the accompanying Proxy Statement and is attached as Exhibit A to the Proxy Statement.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on Tuesday, December 10, 1996 as the record date for the determination of stockholders entitled to vote at the meeting and, accordingly, only stockholders of record at the close of business on such date are entitled to notice of and to vote at the meeting and any adjournment thereof. The stock transfer books of the Company will not be closed prior to the meeting.

        Stockholders of the Company who do not vote in favor of approval and adoption of the Merger Agreement and who otherwise comply with the provisions of Section 262 of the Delaware General Corporation Law will have the right if the Merger is consummated to dissent and to seek appraisal of the fair market value of their shares. See "Rights of Dissenting Stockholders" in the accompanying Proxy Statement, and Exhibit C thereto, for a description of the procedures required to be followed in order to exercise properly dissenters' rights.

        In order to assure that your vote will be counted, please complete, date, sign and return the enclosed proxy promptly in the enclosed prepaid envelope whether or not you plan to attend the meeting. Your proxy may be revoked at any time before it is voted, by filing with the Secretary of the Company a written revocation, by submitting a proxy bearing a later date, or by attending and voting in person at the meeting.

        THE BOARD OF DIRECTORS OF THE COMPANY (OTHER THAN THE CHAIRMAN, WHO ABSTAINED FROM SUCH VOTE) HAS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                       By Order of the Board of Directors

                                       Orilla F. Floyd
                                       Secretary

Boca Raton, Florida
December __, 1996


YOUR VOTE IS IMPORTANT.  PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY,
       WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.
                    PLEASE DO NOT SEND IN ANY CERTIFICATES
                        FOR YOUR SHARES AT THIS TIME.

                           HILCOAST DEVELOPMENT CORP.
                                19146 Lyons Road
                           Boca Raton, Florida 33434

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held on January 16, 1997


        This Proxy Statement (this "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Hilcoast Development Corp., a Delaware corporation (the "Company"), of proxies from the holders of shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at a Special Meeting of Stockholders of the Company to be held at 11:00 a.m. local time, on Thursday, January 16, 1997, at the Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406, or at any adjournment(s) or postponement(s) thereof (the "Meeting"), pursuant to the enclosed Notice of Special Meeting of Stockholders. Only holders of record of Shares at the close of business on Tuesday, December 10, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting. The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders is December __, 1996. Stockholders should review the information provided herein in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as amended, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 1996, copies of which are attached as Exhibits D and E, respectively, to this Proxy Statement, and other information incorporated herein by reference. See "Documents Incorporated by Reference." The Company's principal executive offices are located at 19146 Lyons Road, Boca Raton, Florida 33434, and its telephone number is (561) 487-9630.

        At the Meeting, the stockholders of the Company will be asked to consider and vote upon the approval and adoption of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 21, 1996 between the Company and FLA Acquisition Corp. ("Mergerco"), a Delaware corporation, a copy of which is attached to this Proxy Statement as Exhibit A. The Merger Agreement provides for the merger (the "Merger") of Mergerco, with and into the Company, with the Company being the surviving corporation (the "Surviving Corporation"). Pursuant to the Merger Agreement, each outstanding Share (other than Shares held by Mergerco or any subsidiary of Mergerco, all of which will be cancelled, and other than shares held by dissenting stockholders who perfect their statutory appraisal rights under Delaware law), will be converted into the right to receive $6.00 in cash, without interest (the "Merger Consideration"). Mergerco has been formed by the Company's Chairman of the Board, Chief Executive Officer and largest stockholder, H. Irwin Levy, and the Company's next largest stockholders, Maurice A. Halperin and Barry S. Halperin (together, "Messrs. Halperin"). The effect of the Merger will be to convert the Company from a publicly held to a privately held corporation wholly owned by Mr. Levy and Messrs. Halperin, while providing to the public stockholders a cash price for their Shares representing a premium over market prices prevailing prior to the announcement of the Merger. See "Special Factors - Background of the Merger" and "Market for the Company's Common Stock and Related Stockholder Matters."

                              --------------------

        THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        Consummation of the Merger is subject to certain conditions, including approval by the holders of a majority of the outstanding Shares and the exercise of rights to appraisal under the Delaware General Corporation Law by holders of no more than 5% of the outstanding Shares. As of the Record Date, Mr. Levy and Messrs. Halperin collectively held 60.1% of the outstanding
Common Stock. This voting interest will enable them to cast a sufficient number of votes to approve and adopt the Merger Agreement without the affirmative vote of any other stockholder. It is contemplated that Mergerco will finance its obligations pursuant to the Merger with loans from Mr. Levy and Messrs. Halperin, who will use their personal funds and obtain additional funds through borrowings from an institutional lender to make such loans. See "Financing of the Merger." For a discussion of the interests of certain officers, directors and employees of the Company and its subsidiaries in this transaction, see "Special Factors - Interests of Certain Persons in the
Merger."

        A Special Committee (the "Special Committee") was appointed by the Board of Directors, consisting of one director who is neither an employee of, nor holds a substantial stock interest in, the Company, to review the terms of the Merger Agreement and to report to the Board regarding the fairness of the Merger to the Company's stockholders. Subsequent to its receipt of the fairness opinion described below, the Special Committee concluded that the Merger is fair to and in the best interest of the Company's public stockholders and recommended that the Board approve the Merger Agreement. At a meeting held on November 12, 1996, the Board (other than Mr. Levy, who abstained from such vote) unanimously approved the Merger Agreement, concluded that the Merger is fair to and in the best interest of the Company's public stockholders and recommended that the Company's stockholders approve and adopt the Merger Agreement. The Special Committee and the Board, in reaching their respective decisions, considered a number of factors, including the opinion of Patricof & Co. Capital Corp. ("Patricof"), an investment banking firm engaged by the Special Committee as its exclusive financial advisor, that the Merger Consideration is fair to the Company's public stockholders from a financial point of view. See "Special Factors - Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" and "- Opinion of Financial Advisor."

        Mr. Levy, the Chairman of the Board and Chief Executive Officer of the Company, is the organizer of Mergerco and immediately prior to the effectiveness of the Merger will acquire approximately 58.8% of the equity of Mergerco. Mr. Levy beneficially owns 834,637 Shares of the Company's Common Stock (approximately 35.3% of the outstanding Shares). Immediately prior to the effectiveness of the Merger, Messrs. Halperin will collectively acquire approximately 41.2% of the equity of Mergerco. Maurice A. Halperin and Barry S. Halperin share voting and dispositive power with respect to the Shares owned by each other. Together, Messrs. Halperin beneficially own 585,032 Shares of the Company's Common Stock (approximately 24.8% of the outstanding Shares). Following the effectiveness of the Merger, Mr. Levy will own 58.8% of the common stock of the Surviving Corporation, and Messrs. Halperin will collectively own 41.2%. Such ownership will arise from the conversion, upon the consummation of the Merger, of all of the outstanding common stock of Mergerco into all of the outstanding common stock of the Surviving Corporation. See "Information Concerning Mergerco," "Information Concerning Mr. Levy" and "Information Concerning Messrs. Halperin."

        The Merger Agreement provides that, other than Mr. Levy, none of the current members of the Company's Board of Directors will be the initial directors of the Surviving Corporation. The Merger Agreement also provides that, with the exception of Mr. Levy who will serve as president, none of the current officers of the Company will be the initial officers of the Surviving Corporation.

        If the Merger is not consummated for any reason, the Company expects that the business of the Company will be conducted generally in the same manner as it has been conducted heretofore (see "Special Factors-Reasons for the Merger"), and the Board of Directors elected at the Company's December 18, 1995 Annual Meeting of Stockholders will remain in office.

        All information contained in this Proxy Statement concerning Mergerco, Mr. Levy and Messrs. Halperin, the financing to be obtained for the Merger and plans for the Surviving Corporation has been supplied by Mergerco. Except as otherwise indicated, all other information contained in this Proxy Statement has been supplied by the Company.

        Stockholders are urged to read and consider carefully the information contained in this Proxy Statement and to consult with their personal financial and tax advisors.

                           -------------------------

             The date of this Proxy Statement is December __, 1996.

                                    (ii)

                              TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      Voting at the Meeting; Required Vote  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
      Proxies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Special Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      Background of the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
      Recommendation of the Special Committee and Board of Directors; Fairness of the Merger  . . . . . . . . . . . .  12
      Position of Mr. Levy and Messrs. Halperin Regarding Fairness of the Merger  . . . . . . . . . . . . . . . . . .  14
      Opinion of Financial Advisor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
      Interests of Certain Persons in the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
      Mergerco's Reasons for the Merger   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      Plans for the Company after the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
      Certain Effects of the Merger   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
The Merger Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      The Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      Effective Time  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      Payment for Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
      The Exchange Fund   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Conditions, Representations and Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
      Stock Options   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
      Directors and Officers of the Company Following the Merger; Certificate of Incorporation  . . . . . . . . . . .  27
      Fees and Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
      Termination; Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
      Indemnification and Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Certain Projections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Federal Income Tax Consequences of the Merger to the Company's Stockholders . . . . . . . . . . . . . . . . . . . . .  32
Rights of Dissenting Stockholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Financing of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Information Concerning Mergerco . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
Information Concerning Mr. Levy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Information Concerning Messrs. Halperin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Market for the Company's Common Stock and Related Stockholder Matters . . . . . . . . . . . . . . . . . . . . . . . .  39
Selected Financial Data . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Information as to Stock Ownership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Independent Public Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Other Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
Information Concerning Stockholder Proposals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Documents Incorporated by Reference . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Available Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

EXHIBIT A - Agreement And Plan Of Merger
EXHIBIT B - Opinion Of Patricof & Co. Capital Corp.
EXHIBIT C - Section 262 Of The Delaware General Corporation Law
EXHIBIT D - Annual Report on Form 10-K for the Fiscal Year ended July 31, 1996, as amended
EXHIBIT E - Quarterly Report on Form 10-Q for the Fiscal Quarter ended October 31, 1996

                                    (iii)

                                    SUMMARY

       The following summary is intended to highlight certain information contained in this Proxy Statement. This summary does not purport to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement, the Exhibits hereto and the other documents referred to herein. Unless defined herein, capitalized terms used in this summary have the meanings ascribed to them elsewhere in this Proxy Statement. Stockholders are urged to read this Proxy Statement, the Exhibits hereto and the documents referred to herein in their entirety.

Entity Soliciting Proxies . . . . . . . . .     The Company

Merger Agreement  . . . . . . . . . . . . .     The Company and Mergerco have entered into a Merger Agreement, dated as of November 21, 1996, providing for the Merger of Mergerco with and into the Company, with the Company being the Surviving Corporation.
                                                   Under the terms of the Merger Agreement, each Share of the Company's
                                                   Common Stock outstanding immediately prior to the effective time of the Merger (other than Shares held by Mergerco or any subsidiary of
                                                   Mergerco, all of which will be cancelled, and other than Shares held by dissenting stockholders who perfect their statutory appraisal rights under Delaware law) will be converted into the right to receive
                                                   $6.00 in cash, without interest. Immediately prior to the effective time of the Merger, Mr. Levy and Messrs. Halperin will contribute all of their respective Shares of the Company's Common Stock to Mergerco in exchange for shares of the common stock of Mergerco. Upon consummation of the Merger, the shares of the Company's Common Stock held by Mergerco will be cancelled and the common stock of Mergerco owned by Mr. Levy and Messrs. Halperin will be converted into all of the outstanding common stock of the Surviving Corporation.  Thus, as a result of the Merger, the Surviving Corporation will become wholly-
                                                   owned by Mr. Levy and Messrs. Halperin.  See "Special Factors-
                                                   Interests of Certain Persons in the Merger," and "Information as to
                                                   Stock Ownership."

Date, Time and Place of Special
  Meeting of Stockholders . . . . . . . . .     The Meeting will be held on Thursday, January 16, 1997, at the Omni
                                                   Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406, at 11:00
                                                   a.m. local time.

Record Date . . . . . . . . . . . . . . . .     Only stockholders of record at the close of business on Tuesday,
                                                   December 10, 1996 are entitled to notice of and to vote at the
                                                   Meeting.  On that date there were 2,362,320 shares of the Company's
                                                   Common Stock outstanding.


Purposes of the Meeting . . . . . . . . . .     (1) To consider and vote upon the approval and adoption of the Merger
                                                   Agreement (attached as Exhibit A); and (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

Vote Required . . . . . . . . . . . . . . .     Approval of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's
                                                   Common Stock. Each Share is entitled to one vote.  As of the Record
                                                   Date, Mr. Levy and Messrs. Halperin collectively held 60.1% of the outstanding Common Stock.  This voting interest will enable them to cast a sufficient number of votes to approve and adopt the Merger
                                                   Agreement without the affirmative vote of any other stockholder.  All shares represented at the Meeting by properly executed proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions on the proxies. UNLESS CONTRARY INSTRUCTIONS ARE INDICATED,
                                                   PROXIES WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.
                                                   See "General Information - Voting at the Meeting; Required Vote" and
                                                   "- Proxies."

Recommendation of the Special
   Committee and Board of Directors . . . .     The Special Committee has concluded that the Merger is fair to and in the best interest of the Company's public stockholders and recommended that the Board approve the Merger Agreement. At a meeting held on
                                                   November 12, 1996, the Board (other than Mr. Levy, who abstained)
                                                   unanimously approved the Merger Agreement, concluded that the Merger is fair to and in the best interest of the Company's public stockholders and recommended that the Company's stockholders approve and adopt the Merger Agreement. The Special Committee and the Board,
                                                   in reaching their respective decisions, considered a number of factors. See "Special Factors-Recommendation of the Special Committee
                                                   and Board of Directors; Fairness of the Merger." The sole member of the Special Committee is and has at all times been Bernard R. Green, who neither is an employee of the Company nor has a significant stock interest in the Company.

                                                THE BOARD, INCLUDING THE SPECIAL COMMITTEE (AND OTHER THAN MR. LEVY, WHO
                                                   ABSTAINED), HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS VOTE FOR
                                                   APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.


Opinion of Financial Advisor  . . . . . . .     The Special Committee retained Patricof to provide financial advice and other assistance to the Special Committee, including performing a market check of companies that may have had an interest in acquiring all or any part of the Company. Patricof has delivered its written opinion to the Special Committee and the Board to the effect that the
                                                   Merger Consideration is fair to the Company's public stockholders from a financial point of view. A copy of Patricof's opinion is attached hereto as Exhibit B.  Stockholders are urged to read this opinion in its entirety for assumptions made, matters considered, procedures followed and scope of review by Patricof in rendering its opinion. See
                                                   "Special Factors-Opinion of Financial Advisor."

Background of the Merger  . . . . . . . . .     For a description of the events leading up to the approval of the Merger
                                                   Agreement by the Board, see "Special Factors - Background of the
                                                   Merger."

Interests of Certain Persons
  in the Merger . . . . . . . . . . . . . .     Mr. Levy, Chairman of the Board of Directors and Chief Executive Officer
                                                   of the Company, owns 834,637 shares of the Company's Common Stock, and
                                                   Maurice A. Halperin and Barry S. Halperin together own 585,032 shares of the Company's Common Stock.  Immediately prior to the effective time of the Merger, Mr. Levy and Messrs. Halperin will each transfer all of their respective Shares to Mergerco. As a result of the Merger, Mr. Levy will own 2,924 shares, or 58.8%, of the common stock of the Surviving
                                                   Corporation, and Messrs. Halperin will own collectively 4,172 shares, or
                                                   41.2%, of the common stock of the Surviving Corporation. See "Special
                                                   Factors - Interest of Certain Persons in the Merger."

                                                The Merger Agreement provides that, (i) other than Mr. Levy, none of the current directors of the Company will be the initial directors of the
                                                   Surviving Corporation, and, (ii) with the exception of Mr. Levy, who will serve as president, none of the current officers of the Company will be the initial officers of the Surviving Corporation.  See "The
                                                   Merger Agreement - Directors and Officers of the Company Following the
                                                   Merger; Certificate of Incorporation."

                                                Mergerco has agreed in the Merger Agreement to cause the Surviving
                                                   Corporation to provide and maintain directors' and officers' liability insurance and to indemnify the current directors and officers of the
                                                   Company subsequent


                                                   to the Merger.  See "The Merger Agreement - Indemnification and
                                                   Insurance."

                                                Certain officers, directors and employees of the Company will benefit from the Merger because of their interests in the Company's stock option plans as described under "Company Stock Option Plan Interests"
                                                   below, and because they currently own Shares of the Company's Common
                                                   Stock.  See "Special Factors-Certain Effects of the Merger," "-Plans
                                                   for the Company after the Merger" and "-Interests of Certain Persons in the Merger."

Company Stock Option Plan Interests . . . .     The Merger Agreement provides that the Company's 1992 Stock Option Plan and the Company's 1995 Stock Option Plan (together, the "Plans") will be terminated and that Mergerco will pay to each holder of an option thereunder cash, less applicable withholding taxes, in an amount equal to the excess, if any, of $6.00 over the per share exercise price for each Share of Common Stock subject to the option. See "Special
                                                   Factors-Interests of Certain Persons in the Merger" and "The Merger
                                                   Agreement - Stock Options."

Effective Time of the Merger  . . . . . . .     The Merger is expected to become effective as of the date and time (the
                                                   "Effective Time") of the filing of an appropriate Certificate of
                                                   Merger with the Secretary of State of the State of Delaware, which is anticipated to occur as soon as practicable after the approval and adoption of the Merger Agreement by the Company's stockholders and the satisfaction or waiver of the other conditions to the Merger stated in the Merger Agreement.

Payment to Stockholders . . . . . . . . . .     Immediately prior to or at the Effective Time, Mergerco will deliver to
                                                   ChaseMellon Shareholder Services, in its capacity as a paying agent
                                                   (the "Paying Agent"), in trust, all of the cash to be paid to the
                                                   Company's stockholders.  Notice of completion of the Merger, together with instructions regarding procedures for payment, will be mailed to stockholders as soon as practicable after the Effective Time.  See
                                                   "The Merger Agreement-Payment for Shares" and "The Merger Agreement-
                                                   The Exchange Fund."

                                                STOCKHOLDERS SHOULD NOT SURRENDER CERTIFICATES FOR SHARES OF THE
                                                   COMPANY'S COMMON STOCK UNTIL THEY RECEIVE A TRANSMITTAL LETTER
                                                   CONTAINING SUCH INSTRUCTIONS.


Dissenters' Rights  . . . . . . . . . . . .     Under Delaware law, stockholders who do not vote in favor of the Merger and file demands for appraisal prior to the stockholder vote on the
                                                   Merger Agreement, upon the consummation of the Merger, have the right to obtain a cash payment for the "fair value" of their Shares
                                                   (excluding any element of value arising from the accomplishment or expectation of the Merger). In order to exercise such rights, a stockholder must comply with all of the procedural requirements of
                                                   Section 262 ("Section 262") of the General Corporation Law of the
                                                   State of Delaware, a description of which is provided in "Rights of
                                                   Dissenting Stockholders" herein and the full text of which is attached to this Proxy Statement as Exhibit C. Such "fair value" would be determined in judicial proceedings, the result of which cannot be predicted. Failure to take any of the steps required under Section 262 may result in a loss of such dissenters' rights.

Federal Income Tax Consequences . . . . . .     If the Merger is consummated, the Company's stockholders (including dissenting stockholders) will recognize taxable gain or loss for federal income tax purposes equal to the difference between the stockholders' adjusted tax bases in their Shares and the amount of cash received therefor. Stockholders should consult their tax advisors with respect to the tax consequences of the transaction.  See "Federal
                                                   Income Tax Consequences of the Merger to the Company's Stockholders."

Conditions to the Merger;
  Termination . . . . . . . . . . . . . . .     The consummation of the Merger is conditioned upon the fulfillment of certain conditions contained in the Merger Agreement, including the approval and adoption of the Merger Agreement by the holders of a majority of the outstanding Shares and the exercise of rights to appraisal under the Delaware General Corporation Law by holders of not more than 5% of the outstanding Shares of Common Stock. See "The
                                                   Merger Agreement-Conditions, Representations and Covenants" and
                                                   Exhibit A.

                                                As of the Record Date, Mr. Levy and Messrs. Halperin collectively held approximately 60.1% of the outstanding Common Stock. This voting interest will enable them to cast a sufficient number of votes to approve and adopt the Merger Agreement without the affirmative vote of any other stockholder.
                                                   See "General Information - Voting at the Meeting; Required Vote."

                                                The Merger Agreement may be terminated upon mutual consent of the Boards of the Company and Mergerco, by either the Company or Mergerco if the
                                                   Merger has not


                                                   been consummated on or before March 31, 1997, and under certain other circumstances.  See "The Merger Agreement - Termination; Amendments"
                                                   and Exhibit A.

Financing of the Merger . . . . . . . . . .     Immediately prior to the Effective Time, Mergerco will deliver to the
                                                   Paying Agent cash sufficient to pay the Merger price for each outstanding Share of the Company's Common Stock (other than Shares held by Mergerco).  The total amount of cash required to consummate the Merger will be $7,132,501, consisting of approximately $5,655,906 which will be paid to the stockholders of the Company (other than Mr.
                                                   Levy and Messrs. Halperin), approximately $1,067,000 which will be paid to holders of outstanding options to purchase Common Stock of the
                                                   Company in cancellation of such stock options, and approximately
                                                   $409,595, which will be used to pay estimated transaction fees and expenses. It is contemplated that Mergerco will finance its obligations pursuant to the Merger with loans from Mr. Levy and
                                                   Messrs. Halperin, who will use their personal funds and obtain additional funds through borrowings from an institutional lender to make such loans.  See "Financing of the Merger."

Accounting Treatment  . . . . . . . . . . .     The Merger comprises entities under common control; accordingly, the accounting treatment will be similar to a pooling of interests.

Fees and Expenses . . . . . . . . . . . . .     The total amount of fees and expenses estimated to be incurred in connection with the Merger is $409,595.  Such amount includes, among other things, the fees due Patricof, the Special Committee and counsel to Mergerco, accounting fees, and commitment and related fees and expenses related to the financing of the Merger.  See "Special
                                                   Factors - Opinion of Financial Advisor," "The Merger Agreement - Fees
                                                   and Expenses" and "Fees and Expenses."

Business of the Company . . . . . . . . . .     The Company is primarily engaged in the design, development, construction, marketing and sale of condominium apartments at the
                                                   Century Village adult condominium project in Pembroke Pines, Florida
                                                   ("Century Village"), and the operation of the recreation facilities located there.  In addition, the Company is engaged in the development of single-family homesites in a golf course community in Volusia
                                                   County, Florida, known as Glen Abbey ("Glen Abbey"), and the sale of those homesites to local builders and retail customers. The Company also derives revenues from a variety of real


                                                   estate related activities, including certain maintenance and community services at Century Village, real estate brokerage, title insurance agency services, and investment advisory and consulting services.

                                                The Company is involved in all phases of planning and building Century
                                                   Village, including site planning and preparation, application for and receipt of regulatory approval, design, construction, marketing and sales, in addition to constructing recreation facilities and other amenities.  The Company is also involved in all phases of the development of Glen Abbey, including site planning and preparation, application for and receipt of regulatory approvals, and sales and marketing to builders and other potential purchasers.

Certain Effects of the Merger . . . . . . .     If the Merger is consummated, the Company's public stockholders will no longer have any interest in, and will not be stockholders of, the
                                                   Company and, therefore, will not participate in its future potential earnings and growth and will not be subject to the risks associated with an investment in the Company.  Instead, each such stockholder will have the right to receive upon consummation of the Merger $6.00 in cash for each Share he or she held (other than shares held by
                                                   Mergerco, any of its subsidiaries or stockholders who perfect their statutory appraisal rights under Delaware law) whether or not the
                                                   Company's future earnings meet the projections on which the determination of the fairness of the price was based. Conversely, if the Merger is consummated, Mr. Levy and Messrs. Halperin will realize all of the Company's profits and losses, as well as any future deterioration or improvement in the Company's earnings.  See "Special
                                                   Factors - Certain Effects of the Merger."

Market Price of the Company's
  Common Stock  . . . . . . . . . . . . . .     Mr. Levy delivered a letter to the Company's Board at a meeting held on
                                                   Friday, August 9, 1996 in which he proposed the Merger.  On the following Monday, August 12, the Company issued a press release revealing Mr. Levy's letter, and the same day, Mr. Levy filed a
                                                   Schedule 13D under the Securities and Exchange Act of 1934, as amended
                                                   (the "Exchange Act"), with the Securities and Exchange Commission (the
                                                   "Commission"), to which his letter was attached as an exhibit.  The last sale prices per Share (or, in the absence of trading, the high and low bid and ask prices) of the Company's Common Stock reported by the National Association of Securities Dealers Automated Quotation


                                        System ("Nasdaq") on August 5, 6, 7,
                                        8 and 9, 1996, were, respectively:
                                        $4-5/8; $4-5/8 and $5; $4-5/8; $4-5/8
                                        and $4-7/8; and $4-5/8 and $4-7/8.
                                        As reported by Nasdaq, on November 12,
                                        1996, the date the Board approved
                                        the Merger Agreement, the high and low
                                        bid and ask prices of the Company's
                                        Common Stock as reported by Nasdaq
                                        were $5-5/16 and $5-13/16 per Share.
                                        As reported by Nasdaq, on November
                                        20, 1996, the last full trading day
                                        prior to the date of execution of the
                                        Merger Agreement, the high and low bid
                                        and ask prices were $5-5/16 and
                                        $5-13/16 per Share, and on December
                                        ___, 1996, the last full trading day
                                        prior to the date of this Proxy
                                        Statement, the last sale price was
                                        $____ per Share.  Stockholders are
                                        urged to obtain current quotations for
                                        the Shares. See "Market for the
                                        Company's Common Stock and Related
                                        Stockholder Matters" for the market
                                        price range of the Common Stock for
                                        each quarter during the years ended
                                        July 31, 1996 and 1995 and the quarter
                                        ended October 31, 1996, as well as
                                        additional related information.

                              GENERAL INFORMATION

VOTING AT THE MEETING; REQUIRED VOTE

        The Board of Directors has fixed the close of business on December 10, 1996 as the Record Date for the Meeting, and only holders of the Company's Common Stock of record at the close of business on that date are entitled to notice of and to vote at the Meeting. As of that date, there were 2,362,320 Shares of the Company's Common Stock outstanding and entitled to vote, held by approximately 350 holders of record. Each share is entitled to one vote.

        The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares of the Company's Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The affirmative vote of the holders of a majority of the outstanding Shares is required for approval and adoption of the Merger Agreement. As of the Record Date, Mr. Levy and Messrs. Halperin collectively held approximately 60.1% of the outstanding Common Stock. This voting interest will enable them to cast a sufficient number of votes to approve and adopt the Merger Agreement without the affirmative vote of any other stockholder.

PROXIES

        The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Meeting or by filing with the Company's Secretary at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Meeting. The proxy committee will vote all proxies in its possession which have not been revoked. Attendance at the Meeting will not, by itself, constitute revocation of a proxy. Any written notice revoking a proxy should be sent to Hilcoast Development Corp., 19146 Lyons Road, Boca Raton, Florida 33434, Attention: Secretary.

        All shares represented at the Meeting by properly executed proxies received prior to or at the Meeting, unless previously revoked, will be voted at the Meeting in accordance with the instructions on the proxies. Unless contrary instructions are indicated, proxies will be voted FOR the approval and adoption of the Merger Agreement. The Company does not know of any matters, other than as described in the Notice of Special Meeting of Stockholders, which are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Special Meeting of Stockholders and the enclosed proxy is to be borne by the Company. The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

        No person is authorized to give any information or make any representation not contained in this Proxy Statement, and if given or made, such information or representation should not be relied upon as having been authorized.

                                SPECIAL FACTORS
BACKGROUND OF THE MERGER

        Prior to the Company's Board meeting at which Mr. Levy delivered his letter containing the Merger proposal, Mr. Levy informed Messrs. Halperin of his intention to make the Merger proposal and asked them if they would be interested in participating in the formation and ownership of Mergerco for the purpose of effecting the Merger. Messrs. Halperin informed Mr. Levy that they were interested in such a participation, whereupon Mr. Levy delivered his letter to the Board in a form that reflected his understanding with Messrs. Halperin.

        On August 9, 1996, at a regular meeting of the Company's Board of Directors, the Board received a letter from Mr. Levy, the Company's Chairman of the Board, Chief Executive Officer and holder of approximately 35.3% of the Company's outstanding Shares, containing an unsolicited proposal on behalf of an acquisition corporation to be formed by Mr. Levy and Messrs. Halperin, holders of approximately 24.8% of the Company's outstanding Shares, contemplating the Merger, including the proposed Merger Consideration of $6.00 per Share. On August 12, 1996, the Company issued a press release to that effect.

        At the meeting held on August 9, 1996, the Board appointed Bernard R. Green to be the sole member of the Special Committee. Mr. Green is not an employee of the Company or an affiliate of Mergerco and holds less than 1% of the outstanding Common Stock of the Company. Mr. Green has been at all times the sole member of the Special Committee. For his services on the Special Committee, the Company has agreed to pay Mr. Green a fee of $100,000 upon the consummation of the Merger.

        On August 19, 1996, the Special Committee retained independent legal counsel and discussed with such counsel the Merger proposal and the role of the Special Committee. Such legal counsel has, from time to time, provided legal services to the Company, which, in the most recent several years, have consisted primarily of reviewing periodic reports, proxy statements and other documents filed with the Commission. The Special Committee also held a number of telephonic conferences with its legal counsel concerning the terms of the Merger Agreement and the preparation of this Proxy Statement.

        During August 1996, the Special Committee considered several nationally recognized investment banking firms and interviewed two such firms for possible retention to act as financial advisor to the Special Committee and to furnish an opinion as to the fairness, from a financial point of view, of the consideration to be received by the Company's public stockholders in the Merger. On September 3, 1996, the Special Committee retained Patricof to act as its financial advisor (i) to furnish an opinion as to the fairness, from a financial point of view, of the consideration to be received by the Company's public stockholders in the proposed Merger, and (ii) to provide such additional assistance to the Special Committee as it may reasonably request (including advice with respect to alternatives available to the Company other than the Merger). On that day, the Special Committee also discussed with Patricof the work to be performed by Patricof with respect to its analyses of the Merger proposal. The engagement of

Patricof was based on Patricof's position as a nationally recognized investment banking firm and its experience in transactions of this type.

        From the time of its engagement until the delivery of its written opinion to the Special Committee and the Board, Patricof conducted a review of the business, operations and prospects of the Company and in connection therewith had a number of meetings, including telephonic meetings, with members of the Company's management and inspected certain of the Company's facilities.

        As part of its review of the proposed transaction, the Special Committee considered whether to solicit proposals from third parties which might be interested in acquiring the entire Company, including the interests of Mr. Levy and Messrs. Halperin. The Special Committee inquired whether Mr. Levy and Messrs. Halperin would be willing to sell their respective equity interests in the Company. Mr. Levy and Messrs. Halperin confirmed that they had no present intention of selling the Shares they beneficially own to any potential acquiror. Notwithstanding Mr. Levy's and Messrs. Halperin's present intent not to sell their Shares, Patricof performed a market check by transmitting letters to seven potential acquirors selected by Patricof soliciting indications of interest in acquiring all or any part of the Company. Three of such potential acquirors indicated that they were not interested, and Patricof has received no response from the others. In addition to the foregoing, neither the Company, the Board nor the Special Committee has received any offers from other parties to acquire the Company. The Special Committee, however, has been authorized to consider proposals from third parties, if any such proposals are made.

        At a telephonic meeting held on October 30, 1996, in which the Special Committee, counsel to the Special Committee and representatives of Patricof participated, Patricof presented a preliminary analysis of the proposed Merger to the Special Committee and stated that it was prepared to render its opinion with respect to the fairness, from a financial point of view, of the Merger Consideration to be received by the Company's public stockholders in the proposed Merger. At that meeting, the Special Committee obtained clarifications from Patricof with respect to certain portions of its report.

        Through October and November 1996, counsel to the Special Committee and counsel to Mergerco negotiated various terms of the Merger Agreement by telephonic conference.

        Counsel to the Special Committee and counsel to Mergerco also held discussions regarding the language of this Proxy Statement.

        After reviewing Patricof's preliminary analysis and drafts of the Merger Agreement, and discussing the terms of the Merger with its financial advisor and legal counsel, following receipt of Patricof's oral fairness opinion, the Special Committee concluded that the proposed Merger was fair to and in the best interest of the public stockholders of the Company and recommended that the Board of Directors of the Company approve and adopt the Merger Agreement and that the Board of Directors recommend to the stockholders that they approve and adopt the Merger Agreement.

        On November 12, 1996, at a meeting of the Board of Directors, Patricof presented its analysis of the proposed Merger to the Board of Directors and rendered its oral opinion that the $6.00 cash per Share constituting the Merger Consideration was fair to the Company's public stockholders from a financial point of view. After discussion regarding the Patricof report, the Special Committee made its recommendation regarding the Merger Agreement to the Board of Directors. After reviewing with representatives of Patricof the basis for its opinion, and reviewing and approving the terms and conditions of the proposed Merger Agreement, the Board (other than Mr. Levy, who abstained because of his interest in the Merger) unanimously approved the Merger Agreement, concluded that the Merger is fair to and in the best interest of the Company's public stockholders and recommended that the stockholders approve and adopt the Merger Agreement.

RECOMMENDATION OF THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS; FAIRNESS OF THE MERGER

        THE SPECIAL COMMITTEE AND BOARD OF DIRECTORS (OTHER THAN MR. LEVY WHO ABSTAINED) HAVE UNANIMOUSLY APPROVED THE TERMS OF THE MERGER AND RECOMMENDED THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT.

        The Special Committee and the Board (other than Mr. Levy who abstained) have unanimously approved the Merger Agreement, concluded that the Merger is fair to and in the best interest of the public stockholders of the Company, and have recommended that the stockholders approve and adopt the Merger Agreement.

        The Special Committee, in making its recommendation to the Board, and the Board, in reaching its decision, considered a number of factors, including without limitation, the following:

                 (i) The opinion of Patricof regarding the fairness, from a financial point of view, of the Merger Consideration to the public stockholders of the Company and the written report and oral presentations regarding such report by Patricof to the Special Committee and the Board, including Patricof's comparative company and discounted cash flow analyses, its comparative transaction analysis, its consideration of breakup value and liquidation value and its market check. See "Opinion of Financial Advisor." The Special Committee expressly accepted the conclusion and analysis of Patricof. In its review of the analyses performed by Patricof, the Special Committee and the Board did not study each of the separate analyses individually but rather relied upon the summary and conclusions of Patricof that the analyses, taken as a whole, supported the conclusion that the Merger is fair to the Company's public stockholders from a financial point of view. Based on Patricof's expertise and experience in the evaluation of businesses in connection with transactions similar to the Merger and Patricof's explanations of its methodology and analyses, the Special Committee and the Board believed that Patricof's opinion as to the fairness of the Merger Consideration to be received by the public stockholders was well supported and sound. The Board and the Special Committee believed that the Patricof written report, oral presentations and opinion supported the Special Committee's and Board's fairness determination.

                 (ii) The premium by which the Merger Consideration of $6.00 per Share exceeds the high and low closing bid and ask prices ($4-5/8 and $4-7/8) of the Shares on the day prior to the Company's announcement of its receipt of the Merger proposal from Mr. Levy, the premium by which the Merger Consideration exceeds the highest price ($5.00) at which the Shares traded in the 52-week period preceding such announcement date, and the fact that the Merger Consideration is substantially in excess of the Company's book value per Share of $0.78 at July 31, 1996, or approximately 7.7 times such book value per Share.

                 (iii) The low level of trading of the Shares on the Nasdaq Small-Cap Market and the small number of stockholders of record (approximately 350 as of October 31, 1996). As a result, a stockholder who currently wants to sell his or her Shares may find it very difficult to do so. The Merger would provide each stockholder other than Mergerco with cash for his or her shares.

                 (iv) The Board's and Special Committee's assessment that Mr. Levy and Messrs. Halperin will be able to consummate the Merger in a timely fashion given the extent of their personal funds, the nature and sources of their financing commitments received with respect to the Merger and the conditions to the obligations of such institutions to fund such commitments.

                 (v) The adequacy of the information regarding the Company which the Special Committee and its financial and legal advisors had been provided. The members of the Board and the Special Committee have knowledge of and a familiarity with the business, financial condition, existing assets, results of operations and prospects of the Company, as well as the industry, the risks associated with achieving its projected operating results, and the impact on the Company of general economic and market conditions. Based on such knowledge and general knowledge about stock market values, the members of the Board and the Special Committee believed that the projections considered by Patricof (see "Certain Projections") were reasonable and supported the Board's and the Special Committee's fairness determination.

                 (vi) The establishment of the Special Committee to make an independent determination as to the fairness of the Merger and to negotiate the terms of the Merger Agreement with representatives of Mergerco, given the potential conflict of interest of Mr. Levy and certain other directors, supported the Board's and the Special Committee's determination of fairness.

                 (vii) The beneficial interest of the Company's principal stockholders, Mr. Levy and Messrs. Halperin, and their present intent not to sell their beneficial interests in the Company. Subsequent to the announcement of the transaction, no other offers to acquire the Company have been made, and no indications of interest in acquiring all or any part of the Company have been received by Patricof in response to its letters to seven potential acquirors soliciting such indications of interest. Given these factors, the Special Committee and the Board believed it was highly unlikely that a third party would offer to purchase only the Shares held by the public stockholders and that it was reasonable to conclude that a higher offer would not be received from a third party.

                 (viii) The opportunity stockholders have to seek appraisal of their Shares in accordance with Delaware law. While the Special Committee and Board believe the Merger is fair to the Company's public stockholders, the availability of dissenters' rights for stockholders who may disagree with this belief supported the decision of the Special Committee and the Board to recommend approval and adoption of the Merger Agreement.

        In view of the wide variety of factors considered in connection with their evaluations of the Merger Agreement, neither the Special Committee nor the Board found it practicable to, and did not, quantify or otherwise assign relative weights to the individual factors considered in reaching their respective determinations. As a general matter, the Company determined that each of the factors discussed in (i) through (viii) above were supportive of their conclusion that the Merger is fair to and in the best interest of the Company's public stockholders. In considering each such factor, the Special Committee and the Board specifically took note of the following points:

        With respect to the opinion of Patricof, the Special Committee and the Board considered the fact that Patricof reviewed the cash flow projections prepared by management with respect to the Company's build-out of Century Village and the cash flow and income projections prepared by management with respect to the recreational leases entered into by the owners of condominium apartments of Century Village with one of the Company's subsidiaries for the use of certain recreational facilities. See "Certain Projections." Furthermore, with respect to factor (v) above, the Special Committee noted that the Company's relatively small market capitalization and the competition that the Company's new condominiums face from cheaper and more plentiful used condominiums not only present risks to the Company from an operational standpoint with respect to the Century Village project, but also have the effect of limiting the Company's opportunities for growth after the build-out of Century Village is complete.

        With respect to factors (vi) and (vii) above, the Special Committee considered the fact that the terms of the Merger Agreement were determined through arms'-length negotiations between the Special Committee and its legal and financial advisors, on the one hand, and representatives of Mergerco, on the other. Moreover, as a result of the Special Committee's insistence, the Merger Agreement provides that the Board has the right to negotiate on behalf of the Company with third parties with respect to alternatives to the Merger proposal. The fact that the Special Committee is free to negotiate with third parties, coupled with the absence of any indications of interest from potential acquirors contacted by Patricof in its market check or any other alternative proposals, was an important factor in its conclusion that it was reasonable to conclude that a higher offer would not be received from a third party.

        In conclusion, the Special Committee's arms'-length negotiations with Mergerco through counsel regarding the terms of the Merger Agreement, together with the absence of any third-party offers, the Company's financial condition, results of operations and prospects, and the Special Committee's and the Board's reliance on the analyses and opinion of Patricof were the principal factors upon which the Special Committee and the Board based their conclusion that the Merger and the Merger Consideration are fair to and in the best interests of the public stockholders of the Company. The Special Committee and the Board also believed that the possibility of realizing greater value for stockholders through an alternative transaction with a third party was, and continues to be, protected by the Special Committee's ongoing contractual power to negotiate with any third parties interested in pursuing an alternative transaction.

POSITION OF MR. LEVY AND MESSRS. HALPERIN REGARDING FAIRNESS OF THE MERGER

        Each of Mr. Levy and Messrs. Halperin has concluded that the Merger is fair to the Company's stockholders. In arriving at this conclusion, and in view of the fact that the Merger involves a transaction between the Company and certain of its affiliates and therefore may not be considered at arm's length, each of Mr. Levy and Messrs. Halperin considered the following factors: (i) that the premium by which the Merger Consideration of $6.00 per Share exceeded the high and low closing bid and ask prices ($4-5/8 and $4-7/8) of the Shares on the trading day prior to the Company's announcement of its receipt of the Merger proposal from Mr. Levy, the premium by which the Merger Consideration exceeds the highest price ($5.00) at which the Shares traded in the 52-week period preceding such announcement day, and the fact that the Merger Consideration is substantially in excess of the Company's book value per Share of $0.78 at July 31, 1996, or approximately 7.7 times such book value per Share; (ii) the Merger Consideration to be paid to stockholders (other than Mergerco and stockholders who perfect their statutory appraisal rights under Delaware law) and other steps taken to insure fairness, such as the appointment of the Special Committee and the terms and conditions of the Merger Agreement which resulted from active negotiations between Mergerco and the Special Committee and their respective counsel; (iii) that the Special Committee and the Board approved the Merger Agreement after the Special Committee had consulted extensively with independent legal and financial advisors; (iv) that neither Mr. Levy nor Messrs. Halperin, the Company's principal stockholders, has any present intention of selling their respective Shares, thereby decreasing the likelihood of a sale of the Company to a third party; (v) that subsequent to the announcement of the transaction, no other offers to acquire the Company have been made and that no indications of interest in acquiring all or any part of the Company have been received by Patricof in response to its letters to seven potential acquirors soliciting such indications of interest, (vi) that the Special Committee at the time it approved the Merger Agreement had received and reviewed the opinion of Patricof to the effect that as of the date of such opinion the Merger Consideration to be received by the Company's public stockholders is fair from a financial point of view; and (vii) that stockholders have the opportunity to demand appraisal of their Shares in accordance with Delaware law.

        In connection with Mr. Levy and Messrs. Halperin's establishment of the price they were willing to offer to acquire the Company, Mr. Levy informally considered the market price of the Company's Shares, the Company's business prospects, revenues and expenses, and the period of time over which such revenues are projected to be realized. See "Certain Projections." Based on such values, Mr. Levy determined the amount of the Merger Consideration to be fair to the Company's public stockholders.

        In view of the wide variety of factors considered in connection with their respective evaluations of the Merger, none of Mr. Levy or Messrs. Halperin found it practicable to, and did not, quantify or otherwise assign relative weights to the individual factors considered in reaching their respective determinations. Mr. Levy and Messrs. Halperin recognized that their interests in the Merger are not the same as the interests of the other holders of Common Stock in the Merger. See "Interest of Certain Persons in the Merger."

OPINION OF FINANCIAL ADVISOR

        Patricof has acted as the sole financial advisor to the Special Committee in connection with the Merger and has assisted the Special Committee in its examination of the fairness, from a financial point of view, to the public stockholders of the Company of the consideration to be received by them in the Merger. As used herein and in the opinion of Patricof, the term "public stockholders" means all stockholders other than Mr. Levy and Messrs. Halperin, or persons or affiliates of such persons joining with Mr. Levy or Messrs. Halperin for purposes of completing the Merger.

        On October 30, 1996, Patricof indicated to the Special Committee that it was prepared to render its opinion as to the fairness of the Merger Consideration to the Company's public stockholders from a financial point of view, subject to Patricof's review of revised drafts of the Merger Agreement and this

Proxy Statement. On November 12, 1996, Patricof delivered its oral opinion to the Special Committee and the Board of Directors to the effect that, as of the date of such opinion, the $6.00 per Share cash consideration to be received in the Merger is fair to the public stockholders of the Company from a financial point of view. The full text of such opinion, which sets forth the assumptions made, procedures followed, matters considered and scope of review by Patricof in rendering its opinion, is attached as Exhibit B to this Proxy Statement and is incorporated herein by reference. Stockholders are urged to read the Patricof opinion in its entirety. In addition, a copy of the written report presented by Patricof to the Special Committee was filed as an exhibit to the Rule 13e-3 Transaction Statement on Schedule 13E-3 ("Schedule 13E-3") under the Exchange Act filed by the Company and Mergerco, with the Commission with respect to the transactions described in this Proxy Statement. Copies of the
Schedule 13E-3 are available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested stockholder of the Company, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, in the manner specified in "Available Information." The summary set forth below does not purport to be a complete description of such materials or presentations by Patricof.

        In arriving at its opinion, Patricof (i) interviewed members of the Company's management and others; (ii) inspected certain of the Company's facilities; (iii) reviewed a variety of documents, including without limitation, the Merger Agreement, this Proxy Statement, recent years' public filings by the Company with the Commission, certain Company specific documents, including stock option agreements, severance agreements, internal financial statements and projections (see "Certain Projections"), a Century Village Offering Circular, minutes of meetings of the Company's Board of Directors, and data relating to certain litigation to which the Company is a party; (iv) reviewed data on certain market and industry specific economic factors; (v) reviewed publicly available financial information of the Company for recent years and interim periods to date; (vi) compared certain financial and securities trading data of the Company with certain other publicly traded companies deemed comparable; (vii) reviewed historical market prices and trading volumes of the Company's Shares; (viii) performed discounted cash flow analyses; (ix) reviewed prices and premiums offered in other similar transactions; (x) considered the Company's existing and prospective operations; and (xi) conducted such other financial studies, analyses and investigations as Patricof deemed appropriate for purposes of its opinion. In addition, Patricof relied, without independent verification, on the accuracy and completeness of all financial and other information that was publicly available or furnished to it by the Company or Mergerco. Patricof further assumed that financial projections examined by Patricof were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the Company's management as to the future performance of the Company. Patricof also performed a market check by transmitting letters to seven potential acquirors selected by Patricof soliciting indications of interest in acquiring all or any part of the Company. Patricof received no such indications of interest. In rendering its opinion, Patricof did not make or obtain appraisals of the Company's assets or liabilities (contingent or otherwise). In addition, in accordance with the Special Committee's instructions regarding Patricof's review of the Merger, Patricof did not advise the Special Committee with respect to alternatives to the Merger, other than the market check described herein. No other limitations were imposed by the Special Committee or the Board upon Patricof with respect to the investigations made or procedures followed by Patricof in rendering its opinion.

        Patricof employed several analytical methodologies and no one method of analysis should be regarded as critical to the overall conclusion it has reached. Each analytical technique has inherent strengths and limitations, and the nature of the available information may further affect the value of particular techniques. Its conclusion is based on all the analyses and factors it considered taken as a whole and also on application of its experience. Such conclusions often involve significant elements of judgment and qualitative as well as quantitative analysis. Hence, it expresses no opinion as to the probative force standing alone, of any one or more parts of the material that follows. Its only opinion is the formal written opinion that it has expressed as to the fairness from a financial point of view of the consideration being paid in the transaction. Its opinion, analyses and all conclusions drawn from such analyses are necessarily based upon market, economic and other conditions that exist and can be evaluated as of the date thereof, and on information available to it as of the date thereof.

        In delivering its opinion and making its presentations to the Special Committee and the Board of Directors on October 30, and November 12, 1996, Patricof considered and presented the financial and comparative analyses of various indicators of value of the Company set forth below. The financial and comparative analyses set forth below, including the ranges of share values implied by such analyses, were based in part upon projections prepared by the Company. See "Certain Projections."

                 Patricof's financial analyses employed the following three types of approaches: (i) a comparative company analysis, (ii) a discounted cash flow analysis, and (iii) a comparative transaction analysis. In arriving at its conclusion, Patricof considered, and to some degree utilized, all of the analyses described below. However, given the relatively short period of time before the anticipated completion of the Company's Century Village build-out (approximately two years), and the absence of any direct recreation lease comparative companies, Patricof viewed the comparative company analysis as less probative of value than the discounted cash flow analysis or the comparative transaction analysis. Patricof considered but rejected use of break-up or liquidation value analyses. Finally, Patricof performed a limited market check as described below.

                 COMPARATIVE COMPANY ANALYSIS. In the comparative company analysis, Patricof compared the Company's financial performance against that of an array of publicly traded companies usable for comparative purposes, each of whose primary operations involved home building of single family units including condominiums and whose primary operations were in Florida. The companies chosen for comparative purposes were Engle Homes, Inc., Lennar Corporation, Oriole Homes Corp., and US Home Corporation. In comparing the Company's financial performance over the most recent three years and the most recent twelve month ("LTM") period against that of the comparatives, Patricof observed that: (i) the Company was much smaller than the median of the comparatives in, among other elements, revenues and earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT"); (ii) the Company had experienced high levels of growth in revenue, EBITDA, EBIT and pre-tax income versus the median over the most recent three years but had recorded substantially lower growth in the LTM period;
(iii) the Company had stronger EBITDA and EBIT margins versus the median but lower pre-tax and net income margins; and (iv) the Company had lower returns on assets and equity and was more leveraged than the median of the comparatives.

                 From the observations of the Company's financial performance described above, Patricof concluded that the Company should be priced at a discount of 5% to the median multiple of the comparatives. Patricof then applied multiples reflecting this discount to the Company's LTM revenues, (0.9x), 3 year average revenues, (1.0x), LTM EBITDA, (8.0x), three year average EBITDA (8.9x), LTM

EBIT (8.8x) and three year average EBIT (10.1x), to arrive at a range of per share values from $1.46 to $5.99 before assuming the exercise of outstanding options to purchase the Company's Common Stock (see "The Merger Agreement - Stock Options") and from $1.38 to $5.67 after assuming such exercise.

                 DISCOUNTED CASH FLOW ANALYSIS. Patricof employed two separate discounted cash flow analyses, in each instance discounting the Company's projected cumulative cash flows to a present value and adding a sum, based on the perpetuity method representing the terminal or residual value of the cash flows, to give recognition to the Company's continuing business (principally the Century Village recreation lease described under "Certain Projections") in the years following the discounting period. Using this analysis as a basis, Patricof performed two separate discounted cash flow analyses. Both analyses assumed the same Century Village build-out and recreation lease cash flow projections. However, the less optimistic analysis (the "A" case) projected no incremental value (net of debt or other expenses) (i) from the sale of Glen Abbey, (ii) from the sale of the Company's Boca Raton Century Village administration building; (iii) from the sale of certain commercial buildings at Century Village; (iv) from the sale of two small tracts of land at Century Village; (v) from the cash flows of certain small ancillary businesses at Century Village; and (vi) from possible proceeds of certain litigation in which the Company is a plaintiff. The more optimistic case (the "B" case) assumed positive values for all of the items enumerated above. Patricof discounted the "A" case at a rate of 12.8% and the "B" case at a rate of 13.3% (to give recognition in the "B" case to the risk of not generating the increased cash flows described therein). The result of these analyses were per Share values of $5.75 and $6.04 for the "A" case and "B" case, respectively, before considering the value resulting from exercise of the stock options mentioned above, and $5.44 and $5.72 per Share, respectively, assuming such exercise.
The Company's projections included under "Certain Projections" did not give effect to the incremental values associated with the "B" case because of management's inability to estimate related cash flows with any degree of certainty as to either amount or timing.

        COMPARATIVE TRANSACTION ANALYSIS. Patricof performed two varieties of comparative transaction analyses. In one, Patricof analyzed the LTM EBITDA multiple and control premium (the premium in excess of the target's stock price 30 days before the announcement of the transaction) paid in certain transactions in 1995 and 1996 involving real estate oriented companies. The median LTM EBITDA multiple and median control premium paid in such transactions were 9.7x and 23.2%, respectively, compared with 9.5x and 29.7% in the Merger.

        In its second form of comparative transactions analysis, Patricof reviewed premiums over unaffected stock prices paid in two types of "going private" transactions which took place during the years 1990 through 1996. One of these, was an "all transactions" array during the years 1995 - 1996 (through the date of Patricof's report). A second array, from 1990 - 1996 (through the date of Patricof's report), involved management's participation in the transaction. Patricof observed that in the case of both the "all transactions" group and the "management participation" group, the most frequent range of control premiums in going private transactions was 20% to 40%, although the medians were 36.1% and 38.5% for the "all transaction" and the "management participation" group, respectively.

        BREAK-UP AND LIQUIDATION ANALYSES. Patricof considered, but rejected use of break-up or liquidation value analyses. The break-up approach was rejected because, after the Company's Century Village build-out is complete, there will be no material asset that can be broken up other than the Company's recreation leases (see "Certain Projections"), whose value is included in the discounted cash flow analysis. The liquidation value analysis was rejected because there is no evidence that individual Company assets such as property, plant and equipment have any material value.

        MARKET CHECK. As part of its analysis, Patricof performed a market check by contacting a group of companies that, in Patricof's view, had the industry orientation and financial capacity to make an offer superior to the one put forth by Mr. Levy and Messrs. Halperin. Patricof contacted a total of seven companies: Engle Homes, Inc., Hovnanian Enterprises, Inc., Lennar Corporation, Pulte Corp., Ryland Group, Inc., Starrett Corp. and US Home Corporation. Patricof sent identical letters to the chief executive officer or chief operating officer of each such company inviting a superior offer accompanied by the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1995, the Company's 1995 Annual Report to Stockholders, the Company's Proxy Statement with respect to its Annual Meeting of Stockholders held on December 18, 1995, the Company's Quarterly Report on Form 10-Q for the fiscal period ending April 30, 1996 and a Company press release announcing the Merger. The mailing was succeeded by two follow-up telephone calls from Patricof to the addressees of the letters. Specific declinations of interest were received from three of the companies solicited, and four failed to respond either to the letters or the phone calls. Thus, no offers from the companies solicited were received by Patricof

        OTHER. Patricof, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, private placements and valuations for estate, corporate and other purposes. The Special Committee selected Patricof to act as its financial advisor in connection with the Merger on the basis of Patricof's national reputation as an investment banking firm and its experience in transactions of this type.

        In connection with its financial advisory services and the delivery of its opinion, Patricof received a fee of $100,000, which fee was not contingent upon a favorable opinion. Of such fee, $25,000 was payable on the delivery of its preliminary opinion, and $25,000 was payable on the delivery of its written opinion. In addition, the Company has agreed to reimburse Patricof for its reasonable out-of-pocket expenses incurred during its engagement and to indemnify Patricof and certain related persons and hold them harmless against certain liabilities, including certain liabilities under the federal securities laws, relating to, or arising out of, its rendering of services under its engagement.

        In July 1994, Patricof was retained by Mr. Levy in connection with finding a strategic investor in CV Reit (as hereinafter defined) or other alternatives involving a third-party purchase of equity in CV Reit. Mr. Levy was formerly the chairman of the board of CV Reit and is currently a principal stockholder. See "Information Concerning Mr. Levy." CV Reit has agreed to pay Patricof a fee of $150,000 in connection with such engagement. No such transaction has been consummated yet, and Patricof has been reimbursed for its costs and expenses incurred but has been paid no portion of such fee. Other than as described in this paragraph, no material relationship between Patricof and the Company, or, to the Company's knowledge, its affiliates, has existed in the past five years, and no such relationship is mutually understood to be contemplated.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

        In considering the recommendation of the Board with respect to the Merger, stockholders should be aware that certain members of the Board and of the Company's management have interests that may present them with actual or potential conflicts of interest.

        Mr. Levy, the Chairman of the Board and Chief Executive Officer of the Company, is the organizer of Mergerco and immediately prior to the Effective Time will acquire approximately 58.8% of the equity of Mergerco. Mr. Levy beneficially owns 834,637 Shares of the Company's Common Stock (approximately 35.3% of the outstanding Shares). Immediately prior to the Effective Time, Messrs. Halperin will collectively acquire approximately 41.2% of the equity of Mergerco. Together, Messrs. Halperin own 585,032 Shares of the Company's Common Stock (approximately 24.8% of the outstanding Shares). Following the Effective Time of the Merger, Mr. Levy will own 58.8% of the outstanding common stock of the Surviving Corporation, and Messrs. Halperin will collectively own 41.2%. Such ownership will arise from the conversion, upon the consummation of the Merger, of all of the shares of common stock of Mergerco into all of the common stock of the Surviving Corporation. Mr. Levy and Messrs. Halperin intend to enter into a stockholders agreement in connection with their ownership of the capital stock of the Surviving Corporation. Immediately prior to the Merger, Mr. Levy and Messrs. Halperin will transfer all of their respective Shares to Mergerco.

        With the exception of Mr. Levy who will serve as president, none of the current officers of the Company will be the initial officers of the Surviving Corporation, and, other than Mr. Levy, none of the current directors of the Company will be the initial directors of the Surviving Corporation. See "The Merger Agreement - Directors and Officers of the Company Following the Merger; Certificate of Incorporation."

        All executive officers and directors of the Company as a group currently own 1,087,548 Shares (including Shares issuable upon exercise of currently exercisable stock options), which amount constitutes 41.8% of the outstanding Shares. Upon consummation of the Merger, the following directors and officers will be entitled to the payments indicated in respect of the Shares they own and options currently exercisable by them to purchase Shares:


                                                                                              TOTAL MERGER
                                                                                           CONSIDERATION TO BE
                                 NUMBER OF SHARES            NUMBER OF SHARES SUBJECT    RECEIVED WITH RESPECT TO
           NAME                 OWNED OF RECORD(1)                 TO OPTIONS(2)           SHARES AND OPTIONS
----------------------          ------------------           ------------------------    ------------------------
Michael S. Rubin                            0                       85,000                    $295,000
Jack Jaiven                               407                       85,000                    $297,442
Michael Rich                           11,147                       45,000                    $211,782
James A. Geddes                             0                       40,000                    $122,400
Bernard Green                           1,256                       10,000                    $ 52,536
Harold Cohen                              102                       10,000                    $ 45,612
Antoinette Gleeson                          0                        5,000                    $ 22,500

--------------------------
(1) Does not include Shares which such person has the right to acquire pursuant to options.

(2) The Merger Agreement provides for payments with respect to all Shares subject to options, whether or not currently exercisable. See "The Merger Agreement - Stock Options."

        The foregoing options constitute all outstanding options to purchase the Company's Shares, whether or not currently exercisable, other than options to purchase 35,000 Shares held by a former employee. Mergerco has agreed in the Merger Agreement to cause the Surviving Corporation to provide and maintain directors' and officers' liability insurance and to indemnify the current directors and officers of the Company subsequent to the Merger. See "The Merger Agreement-Indemnification and Insurance."

MERGERCO'S REASONS FOR THE MERGER

        Mr. Levy and Messrs. Halperin believe that this is an appropriate time for the Company to consider the Merger because its primary business is expected to be concluded in less than two years. Therefore, the Company is at a crossroads and has to determine its future course, which could include considering whether it is economically feasible to commence a new Century Village community, whether to start or acquire a different project or business, whether to pursue some other course or liquidate.

        In addition to the foregoing, neither the Company nor Mr. Levy and Messrs. Halperin believes that the Company's publicly held status provides any particular advantage that is not outweighed by the additional costs and administrative burdens associated with public ownership. If the Company were privately owned, the Company could reduce its legal and accounting expenses, a substantial portion of which are incurred in connection with the federal securities reporting requirements to which publicly held companies are subject, and could eliminate costs associated with stockholder public relations, solicitations of proxies and publication of annual reports to stockholders, as well as transfer agent and other costs. The Company estimates that out-of-pocket costs associated with public ownership were approximately $100,000 for the fiscal year ended July 31, 1996, in addition to a substantial expenditure of management time.

        Mr. Levy and Messrs. Halperin also believe the modest trading volume of the Company's Common Stock in recent years reflects a lack of investor interest in the stock. These factors inhibit the Company's access to the secondary markets to raise capital and also limit the potential for stock appreciation. Under these circumstances, Mr. Levy and Messrs. Halperin believe the Company's stockholders should have the opportunity to convert their equity investment into cash at a fair price.

PLANS FOR THE COMPANY AFTER THE MERGER

        Mr. Levy and Messrs. Halperin expect that the business and operations of the Surviving Corporation will be continued by them substantially as they are currently being conducted by the Company and its subsidiaries. Mr. Levy and Messrs. Halperin do not currently intend to dispose of any assets of the Surviving Corporation, other than in the ordinary course of business. It is anticipated, however, that Mr. Levy and Messrs. Halperin will from time to time evaluate and review their businesses, operations and properties and make such changes as are deemed appropriate.

        Except as described in this Proxy Statement, none of Mr. Levy, Messrs. Halperin or the Company has any present plans or proposals involving the Company or its subsidiaries which relate to or would result in an extraordinary corporate transaction such as a merger, reorganization, or liquidation, or a sale or transfer of a material amount of assets, or any material change in the present dividend policy, indebtedness or capitalization, or any other material change in the Company's corporate structure or business. However,

Mr. Levy and Messrs. Halperin will review proposals or may propose the acquisition or disposition of assets or other changes in the Surviving Corporation's business, corporate structure, capitalization, management or dividend policy which they consider to be in the best interest of the Surviving Corporation and its stockholders.

CERTAIN EFFECTS OF THE MERGER

        If the Merger is consummated, the Company's public stockholders will no longer have any interest in, and will not be stockholders of, the Company and, therefore, will not participate in its future potential earnings and growth and will not be subject to the risks associated with an investment in the Company. Instead, each such stockholder will have the right to receive upon consummation of the Merger $6.00 in cash for each Share held (other than shares held by Mergerco, any of its subsidiaries or stockholders who perfect their statutory appraisal rights under Delaware law) whether or not the Company's future earnings meet the projections on which the determination of the fairness of the price was based.

        Conversely, if the Merger is consummated, Mr. Levy and Messrs. Halperin will realize all of the Company's profits and losses, as well as any future deterioration or improvement in the Company's earnings. Moreover, the transaction will eliminate potential conflicts of interest between Mr. Levy and the public stockholders of the Company. The Company's business may present opportunities or growth in earnings in the future, and, if any such opportunities or growth are realized, the value of such an equity investment could be greater than the original cost thereof. However, even if such opportunities or growth are not realized, Mr. Levy and Messrs. Halperin may earn an improved return on their investment.

        As a result of the Merger, the registration of the Shares under the Exchange Act will be terminated. In addition, because the Shares would no longer be publicly held, the Company would be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and its officers, directors, and stockholders owning more than 10% of the outstanding shares would be relieved of the reporting requirements and "short swing" trading restrictions under Section 16 of the Exchange Act. Further, the Company will no longer be subject to the periodic reporting requirements of the Exchange Act and will cease filing information with the Commission. The Company will also be de-listed from Nasdaq.

        If the Merger Agreement is not adopted by the required vote of the Company's stockholders, or the Merger is not consummated for any other reason, the Board of Directors expects that the Company's current management will continue to operate the Company's business substantially as presently operated. No other alternatives are presently being considered.

        The payments to the Company's stockholders pursuant to the Merger may be subject to review under state or federal fraudulent transfer or fraudulent conveyance laws. Under such laws, if a court in a lawsuit by an unpaid creditor or representative of creditors of the Company, such as a trustee in a bankruptcy or the Surviving Corporation as debtor-in-possession, were to find that, at the Effective Time or at the time the Surviving Corporation distributed the Merger Consideration to the holders of Common Shares, the Company or the Surviving Corporation: (a) made such payment with fraudulent intent, or (b) received less than a reasonably equivalent value or consideration in exchange for the Merger Consideration and (i) was insolvent,
(ii) was rendered insolvent by reason of such transactions or distributions,
(iii) was engaged in a business, transaction or distribution for which the assets remaining with the Surviving Corporation constituted unreasonably small capital, or (iv) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they matured, such court could (w) find that the Merger, the Merger Consideration and the financing thereof constituted fraudulent transfers or conveyances; (x) void the Merger and require that the Surviving Corporation return the assets of the Company to a fund for the benefit of the Company's creditors (including, under certain circumstances, bank lenders and other holders of debt of the Surviving Corporation); (y) void the distribution of the Merger Consideration to holders of Shares and require that such holders return the same (or equivalent amounts) to the Surviving Corporation or a fund for the benefit of its creditors (including, under certain circumstances, bank lenders and other holders of debt of the Surviving Corporation.); and (z) void or modify the rights and obligations relating to the financing of the Merger.

        The measure of insolvency for purposes of the foregoing will vary depending upon the law of the jurisdiction which is being applied. Generally, however, the Surviving Corporation would be considered insolvent if the sum of the Surviving Corporation's debts is greater than all of the Surviving Corporation's property at a fair valuation, or if the present fair salable value of the Surviving Corporation's assets is less than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. No assurance can be given as to what method a court would use in order to determine whether the Surviving Corporation was "insolvent" at the Effective Time or that, regardless of the method of valuation, a court would not determine that the Surviving Corporation was insolvent at the Effective Time. The avoidance of the distribution of Merger Consideration to the holders of the Shares as described above could result in such holders being required to return all or a portion of the Merger Consideration, thereby losing some or the entire value of their equity investment in the Company.

        Management of the Company believe that the payments to be made in connection with the Merger will be made for proper purposes and in good faith and that, based on its present projections and other financial information, the Company is not insolvent and, after giving effect to the Merger and the transactions contemplated thereby, the Surviving Corporation will not (i) be insolvent or rendered insolvent thereby, (ii) be engaged or be about to be engaged in a business or transaction for which its remaining unencumbered assets constitute unreasonably small capital or (iii) incur debts beyond its ability to pay as they mature. See "Certain Projections." In reaching such a conclusion, management have relied upon various cash flow estimates which necessarily involve a number of assumptions, including assumptions as to the nature and amount of contingent liabilities and sales and earnings growth and choices of methodology. However, no assurance can be given that the assumption and methodologies chosen by management would be adopted by a court, or that a court would concur as to the solvency of the Company or the Surviving Corporation.

        See "Federal Income Tax Consequences of the Merger to the Company's Stockholders" for an explanation of the tax consequences of the Merger to certain stockholders.

        The Company believes that the Merger will constitute a redemption, giving rise to no gain, loss or other income to the Company, for Federal income tax purposes. The Company will be entitled to deduct amounts it pays in cancellation of outstanding options to purchase the Company's Common Stock.

                              THE MERGER AGREEMENT

        The following is a summary of certain provisions of the Merger Agreement, a conformed copy of which is attached hereto as Exhibit A and incorporated by reference herein. Such summary is qualified in its entirety by reference to the text of the Merger Agreement.

THE MERGER

        The Merger Agreement provides that, subject to approval of the Merger Agreement by the holders of a majority of the outstanding Shares, the exercise of rights to appraisal under the Delaware General Corporation Law by holders of no more than 5% of the outstanding Common Stock and satisfaction or waiver of certain other conditions, a duly executed copy of the related Certificate of Merger will be filed with the Secretary of State of the State of Delaware.
Upon such filing, Mergerco will be merged with and into the Company, the separate corporate existence of Mergerco will cease, and the Company will continue, under its name, as the Surviving Corporation. As of the Record Date, Mr. Levy and Messrs. Halperin collectively held 60.1% of the outstanding Common Stock. This voting interest will enable them to cast a sufficient number of votes to approve and adopt the Merger Agreement without the affirmative vote of any other stockholder.

        Upon the Effective Time, each Share (other than Shares held by Mergerco or any subsidiary of Mergerco or held in the treasury of the Company and other than Shares held by stockholders who perfect their statutory appraisal rights under Delaware law) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted solely into the right to receive $6.00 in cash, without interest, will no longer be outstanding and will be cancelled. Each share of common stock of Mergerco issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one share of common stock of the Surviving Corporation.

        Holders of Shares who do not vote to approve and adopt the Merger Agreement and who otherwise strictly comply with the provisions of Delaware law regarding statutory appraisal rights have the right to seek a determination of the fair value of their shares and payment in cash therefor in lieu of the Merger Consideration. See "Rights of Dissenting Stockholders."

EFFECTIVE TIME

        The Merger will become effective at the date and time of the filing of a Certificate of Merger with the Secretary of State of the State of Delaware, which is anticipated to be as soon as practicable after the Meeting. Such filing will be made, however, only upon satisfaction or waiver of the conditions contained in the Merger Agreement and provided that no party has exercised any right of termination under the Merger Agreement.

PAYMENT FOR SHARES

        Prior to the Effective Time, Mergerco will designate the Paying Agent. Promptly after the Effective Time, the Paying Agent will mail or make available to each stockholder a notice and letter of transmittal containing instructions for surrendering certificates representing Shares of Common Stock ("Certificates") in exchange for payment thereof. No stockholder should surrender any Certificates until the stockholder receives the letter of transmittal and other materials for such surrender. Upon receipt of any such Certificates together with a duly executed letter of transmittal and other requested documents, the Paying Agent will mail a check, in an amount equal to $6.00 per each Share represented by such Certificates, to the registered owner or, subject to certain conditions more fully described below, his or her transferee.

        Each Certificate which, prior to the Effective Time, represented outstanding Shares (other than Shares held by Mergerco or any subsidiary of Mergerco and stockholders who perfect their statutory appraisal rights under Delaware law), will, after such time, evidence only the right to receive the Merger Consideration into which the Shares represented thereby shall have been converted. No interest will be paid or accrued on the amounts payable upon the surrender of any such Certificate.

        If payment of the Merger Consideration is to be made to a person other than the person in whose name the Certificate surrendered is registered, it will be a condition of payment that the Certificate so surrendered will be properly endorsed or otherwise be in proper form for transfer and that the person requesting such payment will pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of the Certificate surrendered, or will establish to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable.

THE EXCHANGE FUND

        Immediately prior to or at the Effective Time, Mergerco will deposit or cause to be deposited with the Paying Agent, in trust for the benefit of the Company's stockholders (other than Mergerco or any subsidiary of Mergerco and stockholders who perfect their statutory appraisal rights under Delaware law), the aggregate Merger Consideration to which such holders of Shares will be entitled at the Effective Time.

        Promptly following the date that is four months after the Effective Time, the Paying Agent will return to the Surviving Corporation all unpaid Merger Consideration, and the Paying Agent's duties will terminate. Thereafter, each holder of a Certificate may surrender such Certificate to the Surviving Corporation and (subject to applicable abandoned property, escheat and similar laws) receive in exchange therefor the Merger Consideration.

CONDITIONS, REPRESENTATIONS AND COVENANTS

        The respective obligations of Mergerco, on the one hand, and the Company, on the other, to consummate the Merger are subject to the following conditions, among others: (i) the approval and adoption of the Merger Agreement by the affirmative vote of the holders of outstanding Shares required by and in accordance with applicable law; and (ii) no statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any court or governmental authority against Mergerco or the Company and be in effect that prohibits or restricts the consummation of the Merger or makes such consummation illegal. The obligations of Mergerco to effect the Merger are subject to the following additional conditions: (i) there shall have occurred no material adverse change in the business or financial condition of the Company or its subsidiaries since the date of the Merger Agreement; (ii) all the covenants in the Merger Agreement to be complied with or performed by the Company at or before the closing of the Merger shall have been complied with and performed and the representations and warranties made by the Company in the Merger Agreement shall be true and correct in all material respects as of the closing of the Merger as if made on and as of the closing; and (iii) the holders of Shares representing more than 5% of the total number of Shares outstanding as of the Record Date shall not have exercised rights to appraisal pursuant to Section 262. The obligations of the Company to effect the Merger are also subject to the additional condition that all the covenants in the Merger Agreement to be complied with or performed by Mergerco shall have been complied with and performed and the representations and warranties of Mergerco shall be true and correct in all material respects as of the closing as if made on and as of the closing.

        The Merger Agreement contains various customary representations and warranties of Mergerco and the Company. The representations of Mergerco relate to due organization, stockholders, corporate authorization, consents and approvals, absence of breach, financing, interim operations, litigation, and absence of brokers. The representations of the Company relate to due organization, capitalization, corporate authorization, absence of certain changes, filing of Exchange Act reports with the Commission, consents and approvals, absence of breach, employee benefit matters, litigation, tax matters, compliance with law, Delaware law relating to takeovers, stockholder approval, the opinion of Patricof and the absence of brokers.

        The Company has agreed to conduct its business in the ordinary and usual course prior to the Effective Time. In this regard, the Company has agreed that it will not, without the prior written consent of Mergerco, engage in certain types of transactions, including, among other things, the issuance of Shares. In addition, Mergerco and the Company have made further agreements regarding the Board's recommendation; access to the Company's records; reasonable efforts to fulfill the conditions to the other party's obligation to consummate the Merger; indemnification of the Company's officers and directors; directors' and officers' liability insurance; state takeover statutes; preparation and filing of this Proxy Statement and the Schedule 13E-3 with the Commission; notices in connection with the Merger; fees and expenses; and public announcements. In addition, the Company may not (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Mergerco the approval or recommendation by the Board of the Merger Agreement or the Merger, (ii) approve or recommend or propose to approve or recommend any Acquisition Proposal (as defined below), or (iii) cause the Company to enter into any agreement with respect to an Acquisition Proposal, unless such action relates to an Acquisition Proposal that is more favorable to the stockholders of the Company than the Merger and the Board determines, in good faith, after consultation with, and based upon the advice of, independent legal counsel, that such action is necessary for the Board to comply with its fiduciary duties to the Company's stockholders under applicable law. The term "Acquisition Proposal" means any inquiry, offer or proposal regarding (i) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction, (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of related transactions, (iii) any tender offer or exchange offer for 20 percent or more of the outstanding Shares of the Company or the filing of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), in connection therewith, or (iv) any public announcement or a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

STOCK OPTIONS

        Promptly after the Effective Time, Mergerco shall pay each holder of then outstanding options to purchase Shares, whether or not then exercisable (the "Options"), which have been granted under the Company's Plans, a cash payment in settlement of the Options (subject to any withholding taxes) in an amount equal to the excess, if any, of the Merger Consideration over the per Share exercise price of such Option, multiplied by the number of shares subject to such Option (the "Option Consideration"). Upon receipt of the Option Consideration, the relevant Option shall be cancelled. No payment will be made by the Company in respect of any Option having an exercise price equal to or greater than the Merger Consideration. At the Effective Time, any such Option that the holder thereof has not consented to cancellation will be converted into, and shall only represent the right to receive, the Option Consideration.

        Prior to the Effective Time, the Company shall use all reasonable efforts to obtain all necessary consents or releases from holders of Options under the Plans and take all other action necessary to give effect to the transactions described above. Except as otherwise agreed by the parties, both Plans shall terminate as of the Effective Time, and the Company shall take all reasonable action to ensure that, after the Effective Time, no person shall have any right under any Plan (or any Option granted under any Plan) or other plan, program or arrangement with respect to equity securities of the Company, the Surviving Corporation or any direct or indirect subsidiary or either. Without the prior written consent of Mergerco, the Company will not make any additional grants of stock options, stock bonuses or stock awards under any of such plans prior to the Effective Time.

DIRECTORS AND OFFICERS OF THE COMPANY FOLLOWING THE MERGER; CERTIFICATE OF INCORPORATION

        The Merger Agreement provides that Mr. Levy, his son, Mark Levy, his daughter, Lynn Peseckis, Maurice A. Halperin and Barry S. Halperin will serve as the five initial directors of the Surviving Corporation. In addition, the Merger Agreement provides that the initial officers of the Surviving
Corporation will consist of Mr. Levy - President, Mark Levy - Secretary and Barry S. Halperin - Senior Vice President. Such initial directors and officers will serve until their respective successors are duly elected and qualified.
See "Special Factors - Interests of Certain Persons in the Merger." Mr. Levy and Messrs. Halperin intend that the personnel currently managing the day-to-day operations of the Company will continue in their respective positions with the Surviving Corporation.

        The Certificate of Incorporation of Mergerco will be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended, except that Section 1 of Mergerco's Certificate of Incorporation will be amended to provide that the name of the Surviving Corporation will be "Hilcoast Development Corp."

FEES AND EXPENSES

        Whether or not the Merger is consummated and except as otherwise provided in the following sentence, all costs and expenses incurred in connection with the Merger Agreement will be paid by the party incurring the expense. The Company will pay Mergerco a fee in immediately available funds equal to $200,000 upon the termination of the Merger Agreement (i) by Mergerco if the Company's Board of Directors withdraws, modifies or changes its recommendation or approval in respect of the Merger

Agreement or the Merger in a manner adverse to Mergerco or the Board approves or recommends any proposal other than by Mergerco in respect of an Acquisition Proposal or (ii) by the Company in order to enter into an agreement in respect of an Acquisition Proposal. See "-Conditions, Representations and Covenants."

TERMINATION; AMENDMENTS

        The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of the Special Committee and the respective Boards of Directors of Mergerco and the Company, or by either of the Company or Mergerco if (i) the Merger has not been consummated by March 31, 1997, (ii) any court of competent jurisdiction shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the purchase of Shares pursuant to the Merger, provided that the party seeking to terminate the Merger Agreement shall have used its reasonable best efforts to remove or lift such order, decree or ruling or (iii) if the opinion of Patricof as to the fairness of the Merger to the Company's stockholders from a financial point of view is withdrawn or modified. The Merger Agreement may also be terminated at any time prior to the Effective Time by the Company if (i) to allow the Company to enter into an agreement in respect of an Acquisition Proposal, assuming the Company's Board of Directors has not breached its covenant against withdrawing or modifying, or proposing to withdraw or modify in a manner adverse to Mergerco, its approval or recommendation of the Merger Agreement or the Merger, approving or recommending, or proposing to approve or recommend, any Acquisition Proposal or causing the Company to enter into any agreement with respect to any Acquisition Proposal (as described above under "-Conditions, Representations and Covenants", or (ii) any event or circumstance occurs that renders the conditions to the Company's performance not able to be satisfied. Mergerco may terminate the Merger Agreement at any time prior to the Effective Time if (i) the Company's Board of Directors withdraws, modifies or changes in a manner adverse to Mergerco its approval or recommendation of the Merger Agreement or the Merger or approves or recommends any proposal other than by Mergerco in respect of an Acquisition Proposal or (ii) any event or circumstance occurs that renders the conditions to Mergerco's performance not able to be satisfied.

        The Merger Agreement may be amended by the mutual written agreement by the parties thereto, evidenced by action taken by the Boards of Directors of each of Mergerco and the Company, whether before or after stockholder approval; provided, however, that after any such stockholder approval, no amendment may be made without the further approval of the stockholders which would reduce the amount of the Merger Consideration or effect any other change to the Merger Agreement which would adversely affect the rights of the stockholders of the Company thereunder.

INDEMNIFICATION AND INSURANCE

        The Merger Agreement provides that all rights to indemnification or exculpation existing in favor of the directors, officers, employees and agents of the Company and its subsidiaries as provided in their respective charters or bylaws or otherwise in effect as of the date of the Merger Agreement with respect to matters occurring prior to the Effective Time shall survive the Merger and shall continue in full force and effect. To the maximum extent permitted by Delaware law, such indemnification will be mandatory rather than permissive, and the Surviving Corporation will advance expenses in connection with such indemnification. In addition to the foregoing rights, and not in limitation of those rights, the Merger Agreement also provides that Mergerco will cause the Surviving Corporation to indemnify, defend and hold harmless each present and former director and officer, employee and agent of the Company and its subsidiaries to the fullest extent permitted by law for all claims, losses, damages, liabilities, costs, judgments and amounts paid in settlement, including advancement of expenses (including attorneys' fees) as incurred in respect of any threatened, pending or contemplated claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, including, without limitation, any action by or on behalf of any or all security holders of the Company or by or in the right of the Company or the Surviving Corporation, or investigation relating to any action or omission by such party in its capacity as such (including service to any other entity, plan, trust or the like at the Company's request) occurring on or prior to the Effective Time (including, without limitation, any that arise out of or relate to the transactions contemplated by the Merger Agreement).

        The Merger Agreement provides that the Surviving Corporation will maintain in effect, for not fewer than six years from the Effective Time, the policies of directors' and officers' liability insurance most recently maintained by the Company with respect to claims arising from or related to matters occurring prior to the Effective Time.

                              CERTAIN PROJECTIONS

        The Company has prepared and provided to the Special Committee and Patricof certain projected cash flows, principally from the Century Village build-out and the recreation leases (as described below) and other ancillary operations, a summary of which is set forth below. Scenario 1 assumes completion of construction, sale and delivery of the remaining Century Village condominium apartments by July 31, 1998. Scenario 2 extends the time for completion for an additional six months until January 31, 1999.

        The Company is in the final stages of completing its Century Village project. After the build-out is complete, the Company's primary asset will be the recreational leases related to that project. The Company owns all of the recreation facilities located at Century Village. Each purchaser of a condominium apartment at Century Village has the option to enter into a 50 year lease for such facilities, which provides for monthly payments, currently ranging from $63 to $82, and for specified increases after three years based on increases in operating costs and fixed contractual increases after five years. As of October 31, 1996, virtually all of the purchasers of the 7,018 condominium apartments delivered had exercised that option. As indicated in "Special Factors-Opinion of Financial Advisor-Discounted Cash Flow Analysis," the Company's projections did not reflect the potential cash flows from certain items included in Patricof's "B" case analysis because of uncertainties related to amount and time.

        The Company does not, as a matter of course, make public forecasts or projections as to future revenues, income or cash flow. These projections were not prepared with a view to public disclosure or compliance with published guidelines of the Commission or the guidelines by the American Institute of Certified Public Accountants regarding projections or generally accepted accounting principles and are included in this Proxy Statement only because such projections were included in the information submitted to and reviewed by the Special Committee of the Board and by Patricof. The Company's independent public accountants have not examined, reviewed or compiled such projections and, accordingly, do not express any opinion or other form of assurance thereon. None of Mergerco, the Company, nor any party to whom these projections were provided assumes any responsibility for the accuracy of such information. In addition, because the estimates and assumptions underlying these projections are inherently subject to significant economic and competitive uncertainties and contingencies that are beyond the control of such persons, there can be no assurance that such projections will be realized, and actual results may be higher or lower than those shown.

                                                                  Fiscal Year Ended July 31,
                                     -------------------------------------------------------------------------------------------
                                      1997      1998    1999     2000     2001      2002     2003      2004     2005      2006
                                     ------    ------  ------   ------   ------    ------   ------    ------   ------    -------
                                                                         (In thousands)
 Scenario 1
 ----------
 Projected cash flow from
 operations before debt service
 and income taxes                    $13,396    $22,213   $4,174   $4,285    $4,418    $4,559   $4,669    $4,774   $4,872    $4,961
                                     =======    =======   ======   ======    ======    ======   ======    ======   ======    ======
 Projected cash flow after debt
 service and income taxes                  0      8,108    1,059    1,075     1,106     1,181    1,224     1,275    1,321     1,360
                                     =======    =======   ======   ======    ======    ======   ======    ======   ======    ======

 Scenario 2
 ----------
 Projected cash flow from
 operations before debt service       10,466     18,899    8,198    4,285     4,418     4,559    4,669     4,774    4,872     4,961
 and income taxes                    =======    =======   ======   ======    ======    ======   ======    ======   ======    ======


 Projected cash flow after debt
 service and income taxes                  0      2,279    5,083    1,075     1,106     1,181    1,224     1,275    1,321     1,360
                                     =======    =======   ======   ======    ======    ======   ======    ======   ======    ======

                       FEDERAL INCOME TAX CONSEQUENCES OF
                    THE MERGER TO THE COMPANY'S STOCKHOLDERS

        Set forth below is a description of certain federal income tax consequences to stockholders who receive cash for their Shares in the Merger or upon the exercise of appraisal rights. The discussion is based upon the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code"). The Company will not seek any rulings from the Internal Revenue Service (the "Service") with respect to the transactions contemplated hereby. The following discussion is limited to the material federal income tax aspects of the Merger for a holder of Shares who is a citizen or resident of the United States and who holds the Shares as capital assets. This summary does not discuss tax consequences that may be applicable to stockholders who acquired their Shares of the Company's Common Stock through the exercise of employee stock options or otherwise as compensation. This discussion also does not purport to deal with all aspects of taxation that may be relevant to a particular investor in light of his or her personal circumstances, to certain types of investors (including insurance companies, tax-exempt organizations, financial institutions, broker- dealers and foreign corporations) subject to special treatment under the federal income tax laws or to any stockholder who is treated as constructively owning any stock of the Company outstanding after the Merger.

         In general, the receipt of cash by a stockholder pursuant to the Merger or the exercise of appraisal rights will be a taxable event for the stockholder for federal income tax purposes and may also be a taxable event under applicable state, local and foreign tax laws. A stockholder will recognize gain or loss for federal income tax purposes on each Share surrendered equal to the difference between (i) the amount of cash that he or she receives for that Share and (ii) his or her tax basis in that Share. That gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the stockholder has held that Share for more than one year as of the Effective Time. The preceding sentence may not apply to a stockholder that owns, actually and constructively, more than five percent of the Company's stock. Those stockholders are urged to consult their own tax advisers.

        A stockholder may be subject to backup withholding of federal income tax at a rate of 31 percent on payments made to the stockholder with respect to Shares converted pursuant to the Merger, unless the stockholder is exempt from backup withholding or provides the Paying Agent with his or her correct taxpayer identification number by completing the Substitute Form W-9 to be included with the letter of transmittal, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A stockholder who does not provide the Paying Agent with his or her correct taxpayer identification number may be subject to penalties imposed by the Service. Any amount paid as backup withholding will be creditable against the stockholder's income tax liability. The Company will report to each stockholder and the Service the amount of any "reportable payments" made to the stockholder and the amount of tax withheld, if any.

        Consummation of the Merger is not conditioned upon the receipt by any person of an opinion of counsel with respect to the tax consequences of the Merger. The preceding summary was prepared by the Company after consultation with tax counsel, but no opinion of tax counsel or other tax expert has been obtained.

        THE FEDERAL INCOME TAX CONSEQUENCES SET FORTH IN THIS PROXY STATEMENT ARE BASED ON CURRENT LAW AND ARE FOR GENERAL INFORMATION ONLY. THE TAX CONSEQUENCES FOR A PARTICULAR STOCKHOLDER WILL DEPEND UPON THE FACTS AND CIRCUMSTANCES APPLICABLE TO SUCH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER TO DETERMINE THE TAX CONSEQUENCES TO THE STOCKHOLDER OF THE MERGER IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THOSE LAWS. THE FOREGOING DISCUSSION MAY NOT BE APPLICABLE WITH RESPECT TO SHARES RECEIVED PURSUANT TO THE EXERCISE OF EMPLOYEE STOCK OPTIONS OR OTHERWISE AS COMPENSATION.

                       RIGHTS OF DISSENTING STOCKHOLDERS

        The following summary does not purport to be a complete statement of the provisions of Delaware law relating to the appraisal rights of stockholders and is qualified in its entirety by reference to the provisions of Section 262 of the Delaware General Corporation Law set forth in full as Exhibit C to this Proxy Statement.

        Holders of record of Shares who comply with the applicable procedures summarized herein will be entitled to appraisal rights under Section 262 of the Delaware General Corporation Law. A person having a beneficial interest in Shares held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

        ALL REFERENCES IN SECTION 262 AND IN THIS SUMMARY TO A "STOCKHOLDER" ARE TO THE RECORD HOLDER OF SHARES AS TO WHICH APPRAISAL RIGHTS ARE ASSERTED. VOTING AGAINST, ABSTAINING FROM VOTING OR FAILING TO VOTE ON APPROVAL AND ADOPTION OF THE MERGER AGREEMENT WILL NOT CONSTITUTE A DEMAND FOR APPRAISAL WITHIN THE MEANING OF SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW.

        Stockholders who follow the procedures set forth in Section 262 may receive, in lieu of the $6.00 cash per Share to be paid in the Merger, a cash payment equal to the "fair value" of their Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court. Such fair value is to be determined by judicial appraisal and could be more than, the same as, or less than, the Merger Consideration. The statutory right of appraisal granted by Section 262 is subject to strict compliance with the procedures set forth below. Failure to follow any of these procedures may result in a termination or waiver of appraisal rights under Section 262.

        It is a condition to the obligations of Mergerco to consummate the Merger that holders of more than 5% of the outstanding Shares shall not have exercised rights to appraisal. See "The Merger Agreement-Conditions, Representations and Covenants."

        To be entitled to receive payment of the fair value of the Shares, a stockholder (i) must file a written demand for appraisal of his or her Shares with the Company prior to the voting by stockholders on the Merger Agreement at the Meeting (such demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of his or her Shares); (ii) must not vote his or her Shares in favor of approval and adoption of the Merger Agreement; and (iii) must have his or her Shares valued in an appraisal proceeding, as described below. A proxy or vote against approval and adoption of the Merger Agreement will not satisfy the requirement that a stockholder file a written demand for appraisal as set forth above. The requirement of a written demand is separate from, and should not be confused with, the requirement that a stockholder not vote in favor of approval and adoption of the Merger Agreement. A failure to vote on the Merger Agreement will not be construed as a vote in favor of approval and adoption of the Merger Agreement and will not constitute a waiver of a stockholder's rights of appraisal. A stockholder who returns a signed proxy indicating that he or she abstains from voting will similarly not waive his or her rights of appraisal. However, because a proxy signed and left blank will, unless properly revoked, be voted in favor of approval and adoption of the Merger Agreement, a stockholder who returns a signed proxy left blank will waive his or her rights of appraisal. Therefore, a stockholder electing to exercise appraisal rights who votes by proxy must not leave his or her proxy blank, but must either vote against approval and adoption of the Merger Agreement or abstain from voting.

        A holder of Shares wishing to exercise such holder's appraisal rights must be the record holder of such Shares on the date the written demand for appraisal is made and must continue to hold such Shares of record until the Effective Time of the Merger. Accordingly, a holder of Shares who is the record holder of Shares on the date the written demand for appraisal is made, but who thereafter transfers such Shares prior to the Effective Time of the Merger, will lose any right to appraisal in respect of such Shares.

        Only a holder of record of Shares is entitled to assert appraisal rights for the Shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record, fully and correctly, as such holder's name appears on such holder's stock certificates. If the Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for such owner or owners. A record holder such as a broker who holds Shares as nominee for several beneficial owners may exercise appraisal rights with respect to the Shares held for one or more beneficial owners while not exercising such rights with respect to the Shares held for other beneficial owners; in such case, the written demand should set forth the number of Shares as to which appraisal is sought , and where no number of Shares is expressly mentioned the demand will be presumed to cover all Shares held in the name of the record owner. Stockholders who hold their Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

        If the Merger Agreement is approved and adopted by the stockholders, the Company or the Surviving Corporation, as the case may be, will send a notice, either before the Effective Time or within ten days thereafter, stating that appraisal rights are available to each stockholder who has filed an adequate written demand for appraisal with the Company and who has not voted in favor of approval and adoption of the Merger Agreement. Within 120 days after the Effective Time, the Company or any stockholder seeking appraisal rights may file a petition in the Court of Chancery demanding a determination of the value of the Shares of all stockholders seeking appraisal rights. The Company is under no obligation, and has no present intention, to file such a petition, and all stockholders seeking to exercise appraisal rights should initiate all necessary action with respect to the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Within 120 days after the Effective Time, any stockholder who has complied with the provisions of Section 262, upon written request, shall be entitled to receive from the Company a statement setting forth the aggregate number of Shares not voted in favor of approval and adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such Shares. Such written statement must be mailed to any such stockholder within ten days after his or her written request for such a statement is received by the Company or within ten days after expiration of the period for delivery of demands for appraisal under Section 262(d), whichever is later.

        If a petition for appraisal is timely filed, the Court of Chancery will conduct a hearing on such petition to determine whether the stockholders seeking appraisal rights have complied with Section 262 and have thereby become entitled to appraisal rights. The Court of Chancery will then determine the fair value of the Shares exclusive of any element of value arising from the expectation or accomplishment of the Merger, but including a fair rate of interest, if any, to be paid on the amount determined to be the fair value. In determining fair value, the Court of Chancery is to take into account all relevant factors. Stockholders considering appraisal should bear in mind that the fair market value of their Shares determined under Section 262 could be more than, the same as, or less than, the consideration they will receive pursuant to the Merger Agreement if they do not seek appraisal of their Shares, and that the written opinion of Patricof set forth as Annex B hereto is not necessarily an opinion regarding fair value under Section 262. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings.

        The Chancery Court will determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose Shares have been appraised. The costs of the appraisal proceeding may be assessed against one or more parties to the proceeding as the Court of Chancery may consider equitable. Upon application by a stockholder, the Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceedings (including, without limitation, reasonable attorneys' fees and the fees and expenses of experts) to be charged pro rata against the value of all of the Shares entitled to an appraisal.

        A stockholder will fail to perfect his or her right of appraisal if he or she (i) does not deliver a written demand for appraisal to the Company prior to the vote for approval and adoption of the Merger Agreement, (ii) votes his or her Shares in favor of approval and adoption of the Merger Agreement, (iii) does not file a petition for appraisal within 120 days after the Effective Time, or (iv) delivers to the Company both a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the Merger Agreement, except that any such attempt to withdraw such demand not made within 60 days after the Effective Time requires the written approval of the Company. If any stockholder who properly demands appraisal of such stockholder's Shares under
Section 262 fails to perfect, or effectively withdraws or loses, such stockholder's right to appraisal as provided in (iii) or (iv) above, the Shares of such stockholder will be converted into the right to receive the Merger Consideration receivable with respect to such Shares in accordance with the Merger Agreement.

        If an appraisal proceeding is properly instituted, such proceeding may not be dismissed as to any stockholder who has perfected his or her right of appraisal without the approval of the Court of Chancery, and any such approval may be conditioned on such terms as the Court of Chancery deems just.

        After the Effective Time, no stockholder who has demanded appraisal rights will be entitled to vote his or her Shares for any purpose or to receive dividends on, or other distributions in respect of, such Shares (except dividends or distributions payable to stockholders as of a record date prior to the Effective Time).

        Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. Several decisions by the Delaware courts have held that a controlling stockholder of a company involved in a merger has a fiduciary duty to the other stockholders which requires that the merger be "entirely fair" to such other stockholders. In determining whether a merger is fair to minority stockholders, the Delaware courts have considered, among other things, the type and amount of consideration to be received by stockholders and whether there was fair dealing among the parties. The Delaware Supreme Court stated in Weinberger v. UOP, Inc., 457 A.2d 701, 714 (1983), that although the remedy ordinarily available in a merger that is found not to be "fair" to minority stockholders is the right to appraisal described above, such appraisal remedy may not be adequate "in certain cases, particularly where fraud, misrepresentation, self-dealing, deliberate waste of corporate assets, or gross and palpable overreaching are involved," and that in such cases the Chancery Court would be free to fashion any form of appropriate relief.

        FAILURE BY A STOCKHOLDER TO FOLLOW THE STEPS REQUIRED BY DELAWARE LAW FOR PERFECTING RIGHTS OF APPRAISAL MAY RESULT IN THE LOSS OF SUCH RIGHTS. IN VIEW OF THE COMPLEXITY OF THESE PROVISIONS OF THE DELAWARE GENERAL CORPORATION LAW, STOCKHOLDERS WHO ARE CONSIDERING DISSENTING FROM THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND EXERCISING THEIR RIGHTS UNDER SECTION 262 SHOULD CONSULT THEIR LEGAL ADVISORS.

        All written communications from stockholders with respect to the exercise of appraisal rights should be mailed to Hilcoast Development Corp., 19146 Lyons Road, Boca Raton, Florida 33434, Attention: Secretary.

                            FINANCING OF THE MERGER

        Mergerco has represented and warranted to the Company in the Merger Agreement that it has or prior to the Effective Time will have sufficient funds to enable it to satisfy its obligations to purchase the Shares under the Merger.

        Mergerco has entered into subscription agreements with each of Mr. Levy and Messrs. Halperin. The subscription agreement with Mr. Levy provides that immediately prior to the Effective Time, Mr. Levy will receive 4,172 shares of the common stock of Mergerco and, in consideration therefor, will (i) transfer to Mergerco all of the 834,637 Shares of the Company's Common Stock owned by Mr. Levy and (ii) loan to Mergerco up to $4,000,000, which amount shall accrue interest at the rate of 7.5% per annum and be due and payable 18 months from the Effective Time. The subscription agreement with Messrs. Halperin provides that immediately prior to the Effective Time, Messrs. Halperin will receive 2,924 shares of the common stock of Mergerco and, in consideration therefor, will (i) transfer to Mergerco all of the 585,032 Shares of the Company's Common Stock owned by Messrs. Halperin and (ii) loan to Mergerco up to $2,800,000, which amount shall accrue interest at the rate of 7.5% per annum and be due and payable 18 months from the Effective Time.

        In connection with his loan to Mergerco, Mr. Levy has obtained a commitment from Island National Bank and Trust Company to loan him up to $3,500,000, which amount, together with accrued and unpaid interest, will be due two years from the date of such loan; interest will accrue on unpaid principal at a rate of 8.5% and be payable monthly. Mr. Levy's obligations under the loan will be secured by certain of the shares of CV Reit common stock owned by Mr. Levy and held by an affiliate of the bank. In connection with such loan, Mr. Levy will be required to pay Island National Bank and Trust Company a fee of $8,750.


                        INFORMATION CONCERNING MERGERCO

        Mergerco is a newly formed Delaware corporation organized for the sole purpose of effecting the Merger. It was incorporated on November 15, 1996.
Mr. Levy will contribute 834,637 Shares and Messrs. Halperin will contribute 585,032 Shares, respectively, to Mergerco prior to the Merger. Mergerco will not receive any payment for such Shares pursuant to the Merger, in each case constituting all of the Shares owned by Mr. Levy or Messrs. Halperin, as the case may be. Mergerco does not have, and will not have, any significant assets or liabilities nor has it engaged, and it will not engage, in any activities other than those incident to the Merger. Mergerco is wholly-owned by Mr. Levy and Messrs. Halperin and has its principal office at: c/o The Prentice-Hall Corporation System, Inc., 1013 Centre Road, Wilmington, Delaware 19805. Mergerco's telephone number is (561) 640-3100. Mr. Levy and Messrs. Halperin, Mergerco's sole stockholders, have approved and adopted the Merger Agreement.

                        INFORMATION CONCERNING MR. LEVY

        Mr. Levy is, and since the formation of the Company in July 1992 has been, Chairman of the Board of Directors and Chief Executive Officer of the Company. In addition, he is a principal stockholder and, until his resignation on July 31, 1992, was Chairman of the Board of CV Reit, Inc., a real estate investment trust ("CV Reit"). For further discussion concerning Mr. Levy, CV Reit and the Company, see "Item 1. Business - Certain Transactions and Relationships" in the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 1996, as amended, attached hereto as Exhibit B. As of October 31, 1996, Mr. Levy beneficially owned 834,637 Shares (35.3% of outstanding Shares). Mr. Levy is a United States citizen.

        Mr. Levy purchased 600,000 Shares upon the initial capitalization of the Company in July 1992. Mr. Levy acquired an additional 187,787 Shares from CV Reit in a spin off transaction in October 1992 as a stock dividend for no additional consideration. 24,323 of such Shares were owned by a corporation controlled by Mr. Levy. On January 19, 1994, Mr. Levy purchased 13,059 Shares at a price of $5.50 per Share, paid in cash in a private transaction, and on March 1, 1995, Mr. Levy purchased 1,000 Shares at a price of $4.25 per Share paid in cash in an open-market transaction. On August 6, 1996, Mr. Levy purchased from members of Mr. Levy's family and corporations controlled by them an aggregate of 32,791 Shares at a price of $5.75 per Share, paid in cash in private transactions. On August 6, 1996, Mr. Levy also purchased from a corporation controlled by him, in a private transaction, 24,323 Shares at a price of $5.00 per Share, paid in cash and forgiveness of indebtedness. All of the 57,114 Shares purchased by Mr. Levy on August 6, 1996 were purchased by him using his personal funds.

        In September 1994, the Company and Mr. Levy entered into an unsecured revolving credit agreement allowing the Company to borrow up to $750,000 from Mr. Levy through May 1, 1997, as extended. For a one week period in July 1995, the outstanding balance under this agreement was increased to $1,030,000, which amount was reduced to $390,000 by July 31, 1995 and repaid in September 1995. Since that repayment, the Company has not made any further borrowings under this agreement.

                    INFORMATION CONCERNING MESSRS. HALPERIN

        Maurice A. Halperin, a United States citizen, is retired and is the former chairman of the board and chief executive officer of Empire of Carolina, Inc. ("Empire"), a Delaware corporation engaged in the manufacture, marketing and distribution of various consumer and food products. Barry S. Halperin, a United States citizen, is a former director and president of Empire and is currently the president of a private Massachusetts corporation which he controls, Halco Industries, Inc. ("Halco"). Barry S. Halperin is the son of Maurice A. Halperin, and other than as described herein, Messrs. Halperin have no express agreement, arrangement or understanding regarding the Common Stock or the Company. The business address of each of Messrs. Halperin is 2500 North Military Trail, Boca Raton, Florida 33431.

        Maurice A. Halperin and Barry S. Halperin initially acquired 40,525 and 22,625 Shares of the Company's Common Stock, respectively, in a spin-off distribution paid to the stockholders of CV Reit on or about October 26, 1992. Subsequent to such spin-off and prior to December 2, 1992, Maurice A. Halperin acquired an additional 119,102 Shares with personal funds in open-market purchases at an aggregate purchase price of $298,590.01, excluding commissions. On December 1, 1992, Messrs. Halperin, as a group, beneficially owned 182,252 Shares, or approximately 7.7 % of the outstanding Common Stock on such date. Messrs. Halperin indicated in the Schedule 13D that they filed with respect of such initial acquisition of Shares on December 1, 1992 that they shared voting and dispositive power with respect to the Shares owned by each other and that they intended to act together to further their mutual interests in the Company. Messrs. Halperin have indicated in all subsequent amendments to such Schedules 13D that they have filed that they so share voting and dispositive power and have indicated to the Company for purposes of the preparation of this Proxy Statement that they so share voting and dispositive power with respect to the Shares of the Company's Common Stock owned by them.

        From December 10, 1992 through July 25, 1994, Maurice A. Halperin acquired an additional 162,804 Shares with personal funds in open-market purchases at an aggregate purchase price of $783,320.15. From December 9, 1992 through July 25, 1994, Barry S. Halperin acquired an additional 161,818 Shares with personal funds in open market purchases at an aggregate purchase price of $772,367.04 and an additional 30,758 Shares with personal funds in a private transaction at an aggregate purchase price of $161,479.50, or $5.25 per Share.

        During the fiscal quarter of the Company ended October 31, 1994, Maurice A. Halperin acquired 10,150 Shares in three open-market purchases at prices of $4.6875, $4.875 and $5.00 per Share, or an average of $4.83 per Share. During the same fiscal quarter, Barry S. Halperin acquired 4,750 Shares in two open-market purchases at $5.00 and $4.6875 per Share, or an average of $4.79 per Share. During the fiscal quarter of the Company ended April 30, 1995, Maurice A. Halperin acquired 2,000 Shares in on open-market purchase at $4.75 per Share. During the fiscal quarter of the Company ended July 31, 1995, Maurice A. Halperin acquired 28,000 Shares in eight open-market purchases at prices ranging from $4.625 to $5.125 per Share, or an average of $4.88 per Share. During the same fiscal quarter, Barry S. Halperin acquired 2,500 Shares in one open-market purchase at $4.625 per Share. As of August 21, 1996, Messrs. Halperin beneficially owned 585,032 Shares (24.8% of outstanding Shares).

        In October 1991, the Commission filed a complaint in the United States District Court for the District of Columbia alleging certain violations of the federal securities laws by Messrs. Halperin and Halco in connection with transactions in the common stock of HMG Courtland Properties, Inc. ("HMG"), a real estate investment trust. Without admitting or denying the complaint's allegations, and simultaneously with the filing of the complaint, Messrs. Halperin and Halco consented to the entry of permanent injunctions against future violations of Section 13(d) of the Exchange Act and Rules 12b-20 and 13d-2 promulgated thereunder. Barry S. Halperin consented to the entry of a permanent injunction against future violations of Section 16(a) of the Exchange Act and Rule 16a-3 promulgated thereunder. Maurice A. Halperin, Barry S. Halperin and Halco consented to entries of orders requiring them to pay civil monetary fines of $50,000, $50,000 and $100,000, respectively. Maurice A. Halperin also consented to an entry of a permanent injunction against future violations of Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder. Other than as disclosed above, during the last five years, neither Maurice A. Halperin nor Barry S. Halperin has been convicted in a criminal proceeding (excluding traffic violations or misdemeanors) or has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which either of them was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


                     MARKET FOR THE COMPANY'S COMMON STOCK
                        AND RELATED STOCKHOLDER MATTERS

        The Company's Common Stock is traded on the Nasdaq Small-Cap Market under the symbol HCDV. The following tables set forth the market price range of the Common Stock for each quarter during the years ended July 31, 1996 and 1995 and the quarter ended October 31, 1996, based on the high and low closing sale prices as reported on the Nasdaq Small-Cap Market. Such high and low sale prices reflect interdealer prices without retail markup, markdown or commission and may not necessarily represent actual transactions. No cash dividends have ever been declared by the Company on the Common Stock.

                                                MARKET PRICE RANGE
                                            --------------------------
                                             HIGH                 LOW
                                            ------              ------
            Fiscal 1995
            -----------
            First Quarter                    4-7/8               4-1/2
            Second Quarter                   4-7/8               4-1/2
            Third Quarter                    4-7/8               4-1/2
            Fourth Quarter                   4-7/8               4-3/8

            Fiscal 1996
            -----------
            First Quarter                    4-7/8               4-1/8
            Second Quarter                   4-3/4               4-1/4
            Third Quarter                    4-3/4               4-1/4
            Fourth Quarter                   5                   4-1/4

            Fiscal 1997
            -----------
            First Quarter                   [5-3/8]             [4-5/8]
            (through November __)

        As of the Record Date, the Company had 2,362,320 shares of Common Stock outstanding and approximately 350 holders of record of such stock.

        The Company has never paid any dividends on the Common Stock. The Company does not anticipate paying cash dividends on the Common Stock in the foreseeable future based on its expected operating cash flow requirements (see Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as amended, attached hereto as Exhibit D and incorporated herein by reference). The Delaware General Corporation Law prohibits the Company from paying dividends or otherwise distributing funds to its stockholders, except out of legally available funds. The declaration and payment of dividends on the Company's Common Stock and the amount thereof will be dependent upon the Company's results of operations, financial condition, cash requirements, future prospects and other factors deemed relevant by the Board of Directors. No assurance can be given that the Company will pay any dividends on the Common Stock. The Merger Agreement provides that, prior to the Effective Time, the Board may not declare dividends on the Shares without the prior consent of Mergerco.

        Mr. Levy delivered a letter to the Company's Board at a meeting held on Friday, August 9, 1996 in which he proposed the Merger. On the following Monday, August 12, the Company issued a press release revealing Mr. Levy's letter, and on the same day, Mr. Levy filed a Schedule 13D under the Exchange Act with the Commission, to which his letter was attached as an exhibit. The last sale prices (or, in the absence of trading, the high and low bid and ask prices) of the Company's Common Stock as reported by Nasdaq on August 5, 6, 7, 8 and 9, 1996, were, respectively: $4- 5/8; $4-5/8 and 5; $4-5/8; $4-5/8 and
4-7/8; and $4-5/8 and 4-7/8. As reported by Nasdaq, on November 12, 1996, the date the Board approved the Merger Agreement, the high and low bid and ask prices of the Company's Common Stock as reported by Nasdaq were $5-5/16 and $5-

13/16 per Share. As reported by Nasdaq, on November 20, 1996, the last full trading day prior to the date of execution of the Merger Agreement, the high and low bid and ask prices were $5-5/16 and $5-13/16 per Share, and on December __, 1996, the last full trading day prior to the date of this Proxy Statement, the last sale price was $____ per Share. Stockholders are urged to obtain current quotations for the Shares.

        The following table sets forth the sale price and trading volume of the Company's Common Stock, as reported by Nasdaq, for the month prior to the announcement of the proposed Merger on August 12. No sales were effected on the dates for which no sale price is provided.

                                     VOLUME                                  VOLUME
            DATE         PRICE       TRADED         DATE         PRICE       TRADED
            ----         -----       ------         ----         -----       ------
          08/09/96                                07/26/96
          08/08/96                                07/25/96
          08/07/96       $4.625      1,000        07/24/96
          08/06/96                                07/23/96
          08/05/96       $4.625        262        07/22/96
          08/02/96                                07/19/96       $4.625        115
          08/01/96                                07/18/96       $4.625        210
          07/31/96       $5.000        500        07/17/96       $4.625        183
          07/30/96       $4.625        259        07/16/96
          07/29/96                                07/15/96
                                                  07/12/96


                            SELECTED FINANCIAL DATA

        The Company's operations commenced in connection with the purchase of certain assets on July 31, 1992. Allocations have been made to reflect the fair value of the assets acquired resulting in asset bases which differ from those of the previous owner. In addition, certain of the Company's operating policies and accounting procedures may be different from those of the previous owner. Accordingly, comparative financial data for the year ended July 31, 1992 is not presented since it would be neither comparable nor informative.
The following should be read in conjunction with the Company's Consolidated Financial Statements, accompanying notes and other financial information included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as amended, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 1996, attached hereto as Exhibits D and E, respectively, and incorporated herein by reference:

                                                                   YEAR ENDED JULY 31,
                                             -----------------------------------------------------------------
                                                1996              1995               1994               1993
                                             ---------          ---------           ---------        ---------
                                                      (dollars in thousands, except per share data)
 OPERATING STATEMENT DATA:
   Sales of condominium apartments             $30,917            $37,340             $35,992          $24,809
                                             =========          =========           =========        =========
   Total revenues                              $43,030            $51,313             $47,236          $35,317
                                             =========          =========           =========        =========
   Income (loss) before income tax
     expense (benefit)                           ($675)              $983                $512             $343
   Income tax expense (benefit)                   (237)               378                 223              134
                                             ---------          ---------           ---------        ---------
   Net income (loss)                              (438)               605                 289              209
   Preferred stock dividends                        --                333                 500              502
                                             ---------          ---------           ---------        ---------
   Net income (loss) applicable to
     Common Stock                                ($438)              $272               ($211)           ($293)
                                             =========          =========           =========        =========
   Net income (loss) per Share                   ($.19)              $.11               ($.09)           ($.12)
                                             =========          =========           =========        =========
   Net income (loss) per Share on a
     fully diluted basis                         ($.19)              $.11              ($.09)            ($.12)
                                             =========          =========           =========        =========
   Average Shares considered
     outstanding                             2,362,320          2,506,562           2,352,320        2,363,286
                                             =========          =========           =========        =========
   BALANCE SHEET DATA:
   Inventories and properties held
     for development and sale                  $30,234            $35,383             $40,227          $40,088
                                             =========          =========           =========        =========
   Total assets                                $53,595            $58,137             $64,743          $66,402
                                             =========          =========           =========        =========
   Borrowings                                  $45,348            $48,611             $49,637          $53,229
                                             =========          =========           =========        =========
   Stockholders' equity                        $ 1,835            $ 2,273(a)          $ 6,986          $ 7,197
                                             =========          =========           =========        =========
   Book Value per Share                        $   .78            $   .96             $   .84          $   .93
                                             =========          =========           =========        =========

_____________________

(a) On March 31, 1995, the Company redeemed its $5 million of 10% Cumulative Preferred Stock in exchange for a $5 million note payable.

                       INFORMATION AS TO STOCK OWNERSHIP

                 The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company,
(iii) each of the five most highly compensated executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

                                                               AMOUNT AND NATURE OF                PERCENT OF
                     NAME AND ADDRESS OF                            BENEFICIAL                    OUTSTANDING
                     BENEFICIAL OWNER(1)                           OWNERSHIP(2)                      SHARES
       -----------------------------------------------         --------------------               ------------
       H. IRWIN LEVY                                                   834,637                       35.3%
       100 Century Blvd.
       West Palm Beach, FL 33417

       MAURICE A. HALPERIN                                             585,032(3)                    24.8%
       BARRY S. HALPERIN
       2500 North Military Trail
       Boca Raton, FL 33431

       ALAN J. EVANS                                                   155,424(4)                    6.6%
       P.O. Box 727
       Palm Beach, FL  33480

       ROBERT J. CARTAGENA                                             133,866(5)                    5.7%
       P.O. Box 727
       Palm Beach, FL  33480

       ALAN J. EVANS AND ROBERT J. CARTAGENA,                          128,000(6)                    5.4%
        AS TRUSTEES
       P.O. Box 727
       Palm Beach, FL 33480

       MICHAEL S. RUBIN                                                 85,000(2)                    3.5%


       JACK JAIVEN                                                      85,407(2)                    3.5%


       MICHAEL A. RICH                                                  36,147(2)                    1.5%


       JAMES A. GEDDES                                                  20,000(2)                     (7)


       BERNARD R. GREEN                                                 11,256(2)                     (7)
       583 North Lake Way
       Palm Beach, FL  33480

                                                        AMOUNT AND NATURE OF                PERCENT OF
              NAME AND ADDRESS OF                            BENEFICIAL                    OUTSTANDING
              BENEFICIAL OWNER(1)                           OWNERSHIP(2)                      SHARES
-----------------------------------------------         --------------------               -----------
JOSEPH D. WEINGARD                                               --                             --
185 N.W. Spanish River Blvd.
Boca Raton, FL 33431

All  executive  officers  and  directors  as  a             1,087,548(2)                      41.8%
group (9 persons)

__________________________

(1) Unless otherwise indicated, the address of each beneficial owner listed is 19146 Lyons Road, Boca Raton, FL 33434.
(2) Unless otherwise indicated, each stockholder listed has the sole power to vote and direct disposition of the shares of Common Stock shown as beneficially owned by such stockholder. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of the following Shares which such person or group has the right to acquire pursuant to options exercisable within 60 days: Mr. Rubin - 85,000 shares; Mr. Jaiven - 85,000 shares; Mr. Rich - 25,000 shares; Mr. Geddes - 20,000 shares; Mr. Green - 10,000 shares; and all executive officers and directors as a group -240,000 shares.
(3) Maurice A. Halperin owns 362,581 of such shares and Barry S. Halperin, his son, owns 222,451 of such shares. Messrs. Halperin share voting and dispositive power with respect to the shares of Common Stock owned by each other. The information with respect to this group is based solely on Schedule 13D, as amended, as of August 13, 1996, and on Statements of Changes in Beneficial Ownership on Form 4 filed for May and June, 1995.
(4) Includes 128,000 shares held by The Claudia Morse Evans Family Trust for which Mr. Evans is a Trustee and 27,424 shares held by Alan J. Evans, individually.
(5) Includes 128,000 shares held by The Claudia Morse Evans Family Trust for which Mr. Cartagena is a Trustee and 5,866 shares held by Robert J. Cartagena, individually.
(6) Consists of shares held by The Claudia Morse Evans Family Trust for which Alan J. Evans and Robert J. Cartagena, as Trustees, share voting and dispositive power. The information with respect to such trust is based upon Schedule 13D, dated March 7, 1994.
(7)     Less than 1%.

                               FEES AND EXPENSES

        Estimated fees and expenses to be incurred by the Company or Mergerco in connection with the Merger and the financing assuming the completion thereof and omitting interest with respect to the financing, are as follows (in thousands):

          Financing Fees(1) . . . . . . . . .           $    8,750
          Financial Advisors Fees . . . . . .              100,000
          Commission Filing Fees  . . . . . .                1,345
          Legal Fees(2) . . . . . . . . . . .              175,000
          Accounting Fees . . . . . . . . . .                2,000
          Printing and Mailing Expenses . . .               15,000
          Paying Agent Fees . . . . . . . . .                7,500
          Special Committee Fee . . . . . . .              100,000
                                                        ----------
          Total(3)  . . . . . . . . . . . . .           $  409,595
--------------

(1)     See "Financing of the Merger."
(2) Includes legal fees, charges and disbursements of the legal advisors for Mergerco and the Special Committee.
(3) Fees and expenses in the approximate amount of $_________ and $__________ have been incurred by the Company and Mergerco, respectively, through the date of this Proxy Statement.


        Whether or not the Merger is consummated, and except as otherwise provided in the following sentence, all costs and expenses incurred in connection with the Merger Agreement and the Merger will be paid by the party incurring the expense. The Company will pay Mergerco a fee in immediately available funds equal to $200,000 upon the termination of the Merger Agreement
(i) by Mergerco if the Company's Board of Directors withdraws, modifies or changes its recommendation or approval in respect of the Merger Agreement or the Merger in a manner adverse to Mergerco or the Board approves or recommends any proposal other than by Mergerco in respect of an Acquisition Proposal or
(ii) by the Company in order to enter into an agreement in respect of an Acquisition Proposal. See "The Merger Agreement - Fees and Expenses" and "-Termination; Amendments."

                         INDEPENDENT PUBLIC ACCOUNTANTS

        BDO, Seidman, certified public accountants, served as the Company's independent auditors for the fiscal year ended July 31, 1996 and, if the Merger is not consummated, is expected to so serve for the fiscal year ending July 31, 1997. A representative of BDO, Seidman is expected to be present at the Meeting. The representative will be afforded an opportunity to make any statement which he or she may deem appropriate and is expected to be available to respond to appropriate questions from stockholders, to the extent questions are permitted.

                                 OTHER BUSINESS

        The Board knows of no business to be brought before the Meeting other than the matters set forth in the attached Notice of Special Meeting of Stockholders and this Proxy Statement. If, however, any other business should properly come before the Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

        Pursuant to Rule 14a-8 promulgated by the Commission, a stockholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1996 Annual Meeting of Stockholders (in the event the Merger is not consummated prior to such date) must deliver a proposal in writing to the Company's principal executive offices no later than July 23, 1996.

                      DOCUMENTS INCORPORATED BY REFERENCE

        The following documents are incorporated by reference in this Proxy Statement and are deemed to be a part hereof:

        (1) The Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as amended;

        (2) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 1996; and

        (3) All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act since July 31, 1996.

        Any statement contained in a document incorporated by reference shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this Proxy Statement modifies or replaces such statement. Copies of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as amended, and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 1996 are attached to this Proxy Statement as Exhibits D and E, respectively.

        The Company undertakes to provide by first class mail, without charge, to any person to whom a copy of this Proxy Statement has been delivered, within one business day of the written or oral request of such person, a copy of any or all of the documents referred to above which have been incorporated in this Proxy Statement by reference, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference therein).The Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as amended, attached hereto is accompanied by a list briefly describing all the exhibits not contained therein. The Company will furnish any exhibit upon the payment of a specified reasonable fee, which fee will be limited to the Company's reasonable expenses in furnishing such exhibit. Requests for such copies should be directed to Secretary, Hilcoast Development Corp., 19146 Lyons Road, Boca Raton, Florida 33434, telephone number (561) 487-9630.

                             AVAILABLE INFORMATION

        The Company, Mergerco, Mr. Levy and Messrs. Halperin, have filed a
Schedule 13E-3 under the Exchange Act with the Commission with respect to the transactions described in this Proxy Statement. A copy of the written report presented by Patricof to the Special Committee, including Patricof's opinion as to the fairness of the consideration to be received in the Merger, was filed as an exhibit to such Schedule 13E-3. Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested stockholder of the Company, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail by written request directed to Secretary, Hilcoast Development Corp., 19146 Lyons Road, Boca Raton, Florida 33434, telephone number (561) 487-9630.

        The Company is currently subject to the informational requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the Commission relating to its business, financial and other matters. Such reports, proxy statements and other information, as well as the Schedule 13E-3, may be inspected and copied (at prescribed rates) at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at Seven World Trade Center, 13th Floor, New York, New York 10048, and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. In addition, the Commission maintains a Web site with the address, http://www.sec.gov, that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.

                                             By Order Of The Board of Directors

                                             Orilla F. Floyd
                                             Secretary
West Palm Beach
December   , 1996
         --

                           HILCOAST DEVELOPMENT CORP.
                                19146 Lyons Road
                           Boca Raton, Florida 33434

                           -------------------------

                   NOTICE OF SPECIAL MEETING OF STOCK HOLDERS
                         To Be Held on January 16, 1997

                           -------------------------
To the Stockholders
of Hilcoast Development Corp.:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Hilcoast Development Corp., a Delaware corporation (the "Company"), will be held at 11:00 a.m., local time, on Thursday, January 16, 1997, at the Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406, for the following purposes:

        1. To consider and vote upon the approval and adoption of an Agreement and Plan of Merger (the "Merger Agreement"), providing for the merger (the "Merger") with and into the Company of FLA Acquisition Corp. ("Mergerco"), a Delaware corporation formed by the Company's Chairman of the Board and certain other stockholders for the purpose of consummating the Merger, with the Company being the surviving corporation. In the Merger, each outstanding share of the Company's Common Stock, $.01 par value (other than shares held by Mergerco, any of its subsidiaries or any dissenting stockholders who perfect their statutory appraisal rights under Delaware law), will be converted into the right to receive $6.00 in cash, without interest. The Merger Agreement is more fully described in the accompanying Proxy Statement and is attached as Exhibit A to the Proxy Statement.

        2. To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on Tuesday, December 10, 1996 as the record date for the determination of stockholders entitled to vote at the meeting and, accordingly, only stockholders of record at the close of business on such date are entitled to notice of and to vote at the meeting and any adjournment thereof. The stock transfer books of the Company will not be closed prior to the meeting.

        Stockholders of the Company who do not vote in favor of approval and adoption of the Merger Agreement and who otherwise comply with the provisions of Section 262 of the Delaware General Corporation Law will have the right if the Merger is consummated to dissent and to seek appraisal of the fair market value of their shares. See "Rights of Dissenting Stockholders" in the accompanying Proxy Statement, and Exhibit C thereto, for a description of the procedures required to be followed in order to exercise properly dissenters' rights.

        In order to assure that your vote will be counted, please complete, date, sign and return the enclosed proxy promptly in the enclosed prepaid envelope whether or not you plan to attend the meeting. Your proxy may be revoked at any time before it is voted, by filing with the Secretary of the Company a written revocation, by submitting a proxy bearing a later date, or by attending and voting in person at the meeting.

        THE BOARD OF DIRECTORS OF THE COMPANY (OTHER THAN THE CHAIRMAN, WHO ABSTAINED FROM SUCH VOTE) HAS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                       By Order of the Board of Directors

                                       Orilla F. Floyd
                                       Secretary

Boca Raton, Florida
December __, 1996


YOUR VOTE IS IMPORTANT.  PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY,
       WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.
                    PLEASE DO NOT SEND IN ANY CERTIFICATES
                        FOR YOUR SHARES AT THIS TIME.

                                                                 EXHIBIT (d)(3)



                           HILCOAST DEVELOPMENT CORP.
                                19146 LYONS ROAD
                           BOCA RATON, FLORIDA 33434

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

       The undersigned holder of Common Stock of Hilcoast Development Corp., a Delaware corporation (the "Company"), hereby appoints Orilla F. Floyd and Jack Jaiven, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held on Thursday, January 16, 1997, at 11:00 a.m., local time, at the Omni Hotel, 1601 Belvedere Road, West Palm Beach, Florida 33406, and at any adjournment(s) or postponement(s) thereof.

       The Board of Directors unanimously recommends a vote FOR the Proposal to approve and adopt the Merger Agreement (as described in the Company's Proxy Statement dated December __, 1996).

(1) Proposal to approve and adopt the Merger Agreement (as described in the Company's Proxy Statement dated December __, 1996).

          [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN

(2) Upon such other matters as may properly come before the Special Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, and any adjournment(s) or postponement(s) thereof.

                               (SEE REVERSE SIDE)



--------------------------------------------------------------------------------

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT (AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT DATED DECEMBER __, 1996). The undersigned hereby acknowledges receipt of (i) the Notice of Special Meeting,
(ii) the Proxy Statement, and (iii) the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1996, as amended.

                               Dated                                     , 1996
                                     ------------------------------------

                               -------------------------------------------------
                                                   (Signature)

                               -------------------------------------------------
                                          (Signature if held jointly)

                               IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        PLEASE MARK, SIGN AND DATE THIS
          PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

                                                                  EXHIBIT (d)(4)


                                                           FOR IMMEDIATE RELEASE




        HILCOAST DEVELOPMENT ANNOUNCES RECEIPT OF GOING PRIVATE PROPOSAL


         BOCA RATON, FL, August 12, 1996 - - Hilcoast Development Corp. (NASDAQ: HCDV) announced today that its Board of Directors had received an unsolicited proposal from H. Irwin Levy, Hilcoast's Chairman of the Board and Chief Executive Officer, contemplating a merger of Hilcoast and a newly formed acquisition company to be organized by Mr. Levy, pursuant to which each of Hilcoast's outstanding shares of common stock would be converted into $6.00 cash.

         Hilcoast's Board of Directors has appointed a special independent committee to consider the proposal and has authorized the committee to engage financial and legal advisers.

         The proposed merger is subject to approval of Hilcoast's board of directors and shareholders and a number of other material conditions, including negotiation of a definitive agreement and compliance with all applicable regulatory and governmental requirements. Accordingly, there can be no assurance that the proposed merger will be consummated.

                                   * * * * *

         Hilcoast Development is engaged in the design, development, construction, marketing and sale of condominium apartments at the planned 7,780 unit Century Village at Pembroke Pines, the operation of the recreational facilities of that project, and certain other real estate related activities.



Company Contact:          Michael Rubin
                          President and Chief Operating Officer
                          (954) 435-6012

                                                                    EXHIBIT (e)




                          SECTION 262 OF THE DELAWARE
                            GENERAL CORPORATION LAW

         262 APPRAISAL RIGHTS.- (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251, 252, 254, 257, 258, 263 or 264 of this title:

                 (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsections
(f) or (g) of Section 251 of this title.

                 (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Section Section 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                          a.      Shares of stock of the corporation surviving
or resulting from such merger or consolidation, or depository receipts in respect thereof;

                          b.      Shares of stock of any other corporation, or
depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Or held of record by more than 2,000 holders;

                          c.      Cash in lieu of fractional shares or
fractional depository receipts described in the foregoing subparagraphs a. and
b. of this paragraph; or

                          d.      Any combination of the shares of stock,
depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                 (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

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


         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

         (d)     Appraisal rights shall be perfected as follows:

                 (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                 (2) If the merger or consolidation was approved pursuant to Section 228 or 253 of this title, the surviving or resulting corporation, either before the effective date of the merger or consolidation or within 10 days thereafter, shall notify each of the stockholders entitled to appraisal rights of the effective date of the merger or consolidation and that appraisal rights are available for any or all of the shares of the constituent corporation, and shall include in such notice a copy of this section. The notice shall be sent by certified or registered mail, return receipt requested, addressed to the stockholder at his address as it appears on the records of the corporation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of the notice, demand in writing from the surviving or resulting corporation the appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the


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




surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the far rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection
(f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any


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

stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

         (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.





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